UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series: Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, Wells Fargo Special Mid Cap Value Fund, and Wells Fargo Global Investment Grade Credit Fund.

Date of reporting period:    March 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

March 31, 2019

Wells Fargo Diversified Capital Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Capital Builder Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Capital Builder Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Robert Junkin‡

Margaret Patel

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKBAX)[3]	1-20-1998	0.47	8.40	13.39	6.58	9.69	14.08	1.12	1.12

Class C (EKBCX)[3]	1-22-1998	4.77	8.87	13.23	5.77	8.87	13.23	1.87	1.87

Administrator Class (EKBDX)[4]	7-30-2010	–	–	–	6.68	9.84	14.27	1.04	1.04

Institutional Class (EKBYX)[3]	1-26-1998	–	–	–	6.99	10.11	14.50	0.79	0.78

Diversified Capital Builder Blended Index[5]	–	–	–	–	8.59	9.19	14.89	–	–

ICE BofAML U.S. Cash Pay High Yield Index[6]	–	–	–	–	5.96	4.68	11.12	–	–

Russell 1000® Index[7]	–	–	–	–	9.30	10.63	16.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	5

Ten largest holdings (%) as of March 31, 2019[8]

Danaher Corporation	3.25

Amphenol Corporation Class A	3.22

American Electric Power Company Incorporated	2.98

CMS Energy Corporation	2.79

Atmos Energy Corporation	2.73

DTE Energy Company	2.72

Leidos Holdings Incorporated	2.61

Akamai Technologies Incorporated	2.45

Resideo Funding Incorporated, 6.13%, 11-1-2026	2.41

Thermo Fisher Scientific Incorporated	2.33

Portfolio composition as of March 31, 2019[9]

‡	Mr. Junkin became a portfolio manager of the Fund on April 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.20% for Class A, 1.95% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 12, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofAML U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

[6]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[7]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$993.73	$5.57	1.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.64	1.12%
Class C

Actual	$1,000.00	$989.75	$9.28	1.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.40	1.87%
Administrator Class

Actual	$1,000.00	$994.13	$5.17	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24	1.04%
Institutional Class

Actual	$1,000.00	$995.35	$3.88	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Capital Builder Fund	7

Security name	Shares	Value

Common Stocks: 78.61%

Communication Services: 0.22%

Interactive Media & Services: 0.22%

Alphabet Incorporated Class A †	2,000	$2,353,780

Consumer Discretionary: 0.46%

Specialty Retail: 0.46%

The Home Depot Incorporated	25,000	4,797,250

Consumer Staples: 0.71%

Food Products: 0.71%

Lamb Weston Holdings Incorporated	100,001	7,494,075

Energy: 3.68%

Oil, Gas & Consumable Fuels: 3.68%

Andeavor Logistics LP	145,000	5,112,700

Centennial Resource Development Class A †	230,000	2,021,700

Kinder Morgan Incorporated	350,000	7,003,500

ONEOK Incorporated	275,000	19,206,000

Plains All American Pipeline LP	105,000	2,573,550

The Williams Companies Incorporated	100,000	2,872,000

		38,789,450

Financials: 0.40%

Banks: 0.40%

PNC Financial Services Group Incorporated	10,000	1,226,600

Regions Financial Corporation	210,000	2,971,500

		4,198,100

Health Care: 14.88%

Health Care Equipment & Supplies: 7.68%

Abbott Laboratories	300,000	23,982,000

Becton Dickinson & Company	90,000	22,475,700

Danaher Corporation	260,000	34,325,200

Electrocore LLC «†	30,000	210,000

		80,992,900

Health Care Providers & Services: 1.30%

HCA Holdings Incorporated	105,000	13,689,900

Life Sciences Tools & Services: 5.04%

Agilent Technologies Incorporated	220,000	17,683,600

Bio-Rad Laboratories Incorporated Class A †	15,000	4,585,200

Thermo Fisher Scientific Incorporated	90,000	24,634,800

Waters Corporation †	25,000	6,292,750

		53,196,350

Pharmaceuticals: 0.86%

Merck KGaA ADR	400,000	9,138,000

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Industrials: 10.13%

Aerospace & Defense: 3.76%

Curtiss-Wright Corporation	130,000	$14,734,200

Huntington Ingalls Industries Incorporated	65,000	13,468,000

Lockheed Martin Corporation	20,000	6,003,200

Raytheon Company	30,000	5,462,400

		39,667,800

Building Products: 0.50%

Apogee Enterprises Incorporated	140,000	5,248,600

Resideo Technologies Incorporated †	2,500	48,225

		5,296,825

Electrical Equipment: 1.22%

AMETEK Incorporated	155,000	12,860,350

Industrial Conglomerates: 0.87%

Honeywell International Incorporated	15,000	2,383,800

Roper Industries Incorporated	20,000	6,839,400

		9,223,200

Machinery: 3.78%

IDEX Corporation	120,000	18,208,800

John Bean Technologies Corporation	170,000	15,621,300

Oshkosh Corporation	80,000	6,010,400

		39,840,500

Information Technology: 28.81%

Communications Equipment: 1.03%

Palo Alto Networks Incorporated †	45,000	10,929,600

Electronic Equipment, Instruments & Components: 6.88%

Amphenol Corporation Class A	360,000	33,998,400

Corning Incorporated	670,000	22,177,000

FLIR Systems Incorporated	345,000	16,415,100

		72,590,500

IT Services: 5.06%

Akamai Technologies Incorporated †	360,000	25,815,600

Leidos Holdings Incorporated	430,000	27,558,700

		53,374,300

Semiconductors & Semiconductor Equipment: 7.56%

Advanced Micro Devices Incorporated †	480,000	12,249,600

Broadcom Incorporated	80,000	24,056,800

Cypress Semiconductor Corporation	900,000	13,428,000

Microchip Technology Incorporated «	205,000	17,006,800

Micron Technology Incorporated †	135,000	5,579,550

Texas Instruments Incorporated	70,000	7,424,900

		79,745,650

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Capital Builder Fund	9

Security name	Shares	Value

Software: 7.15%

Adobe Systems Incorporated †	60,000	$15,989,400

Ansys Incorporated †	80,000	14,616,800

Nutanix Incorporated Class A †	150,000	5,661,000

Salesforce.com Incorporated †	70,000	11,085,900

ServiceNow Incorporated †	37,000	9,120,130

Synopsys Incorporated †	165,000	18,999,750

		75,472,980

Technology Hardware, Storage & Peripherals: 1.13%

Pure Storage Incorporated Class A †	325,000	7,081,750

Western Digital Corporation	100,000	4,806,000

		11,887,750

Materials: 7.61%

Chemicals: 5.23%

Ashland Global Holdings Incorporated	30,000	2,343,900

Celanese Corporation Series A	75,000	7,395,750

Eastman Chemical Company	75,000	5,691,000

Huntsman Corporation	280,000	6,297,200

LyondellBasell Industries NV Class A	280,000	23,542,400

Olin Corporation	60,000	1,388,400

The Sherwin-Williams Company	9,000	3,876,390

Tronox Holdings plc Class A	150,000	1,972,500

Westlake Chemical Corporation	40,000	2,714,400

		55,221,940

Containers & Packaging: 2.38%

AptarGroup Incorporated	60,000	6,383,400

Avery Dennison Corporation	75,000	8,475,000

Berry Global Group Incorporated †	190,000	10,235,300

		25,093,700

Real Estate: 0.49%

Equity REITs: 0.49%

Saul Centers Incorporated	100,000	5,137,000

Utilities: 11.22%

Electric Utilities: 2.98%

American Electric Power Company Incorporated	375,000	31,406,250

Gas Utilities: 2.73%

Atmos Energy Corporation	280,000	28,820,400

Multi-Utilities: 5.51%

CMS Energy Corporation	530,000	29,436,200

DTE Energy Company	230,000	28,690,200

		58,126,400

Total Common Stocks (Cost $698,027,205)		829,344,950

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 18.45%

Communication Services: 0.23%

Media: 0.23%

McGraw-Hill Global Education Holdings LLC «144A	7.88%	5-15-2024	$3,000,000	$2,430,000

Consumer Discretionary: 0.19%

Hotels, Restaurants & Leisure: 0.19%

Speedway Motorsports Incorporated	5.13	2-1-2023	2,000,000	2,015,000

Consumer Staples: 0.29%

Food Products: 0.29%

Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	1,010,000

Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	2,000,000	2,027,500

				3,037,500

Energy: 0.10%

Oil, Gas & Consumable Fuels: 0.10%

Plains All American Pipeline LP	4.65	10-15-2025	1,000,000	1,042,499

Health Care: 5.11%

Health Care Equipment & Supplies: 0.69%

Teleflex Incorporated	4.88	6-1-2026	7,175,000	7,309,531

Health Care Providers & Services: 4.33%

AMN Healthcare Incorporated 144A	5.13	10-1-2024	16,512,000	16,284,960

Davita Incorporated	5.00	5-1-2025	10,000,000	9,582,500

Davita Incorporated	5.13	7-15-2024	1,000,000	987,500

HCA Incorporated	5.38	2-1-2025	10,000,000	10,600,000

HealthSouth Corporation	5.13	3-15-2023	1,000,000	1,012,768

West Street Merger Subordinate Bond Incorporated 144A	6.38	9-1-2025	7,400,000	7,196,500

				45,664,228

Pharmaceuticals: 0.09%

Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	1,000,000	990,000

Industrials: 5.21%

Aerospace & Defense: 0.80%

TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	6,928,950

TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,522,650

				8,451,600

Commercial Services & Supplies: 0.14%

Acco Brands Corporation 144A	5.25	12-15-2024	1,500,000	1,470,000

Electrical Equipment: 2.41%

Resideo Funding Incorporated 144A	6.13	11-1-2026	24,612,000	25,411,890

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Capital Builder Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 1.09%

HD Supply Incorporated 144A	5.38%	10-15-2026	$1,000,000	$1,020,000

SPX FLOW Incorporated 144A	5.88	8-15-2026	10,500,000	10,552,500

				11,572,500

Trading Companies & Distributors: 0.77%

WESCO Distribution Incorporated	5.38	6-15-2024	8,000,000	8,100,000

Information Technology: 3.68%

Communications Equipment: 0.55%

CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	5,874,600

Electronic Equipment, Instruments & Components: 1.23%

TTM Technologies Incorporated 144A	5.63	10-1-2025	13,505,000	12,981,681

IT Services: 1.13%

First Data Corporation 144A	5.00	1-15-2024	2,000,000	2,048,000

Gartner Incorporated 144A	5.13	4-1-2025	9,779,000	9,883,635

				11,931,635

Software: 0.77%

Nuance Communications Company	6.00	7-1-2024	3,000,000	3,081,570

Symantec Corporation 144A	5.00	4-15-2025	5,000,000	5,009,111

				8,090,681

Materials: 3.01%

Chemicals: 2.43%

Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,005,725

Olin Corporation	5.50	8-15-2022	6,000,000	6,270,000

Platform Specialty Products Corporation 144A	5.88	12-1-2025	3,000,000	3,010,800

Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,835,000	6,424,900

Valvoline Incorporated	4.38	8-15-2025	2,000,000	1,915,000

				25,626,425

Containers & Packaging: 0.58%

Berry Global Incorporated 144A	4.50	2-15-2026	2,000,000	1,900,400

Berry Global Incorporated	5.13	7-15-2023	4,120,000	4,181,800

				6,082,200

Real Estate: 0.43%

Equity REITs: 0.43%

Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	1,970,000

Iron Mountain Incorporated	5.75	8-15-2024	2,500,000	2,525,000

				4,495,000

Utilities: 0.20%

Independent Power & Renewable Electricity Producers: 0.20%

NRG Energy Incorporated	5.75	1-15-2028	2,000,000	2,120,000

Total Corporate Bonds and Notes (Cost $193,880,877)				194,696,970

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 2.15%

Financials: 0.44%

Diversified Financial Services: 0.44%

Tronox Finance plc 144A	5.75%	10-1-2025	$5,000,000	$4,637,500

Health Care: 0.22%

Pharmaceuticals: 0.22%

Mallinckrodt plc 144A	5.50	4-15-2025	3,000,000	2,340,000

Information Technology: 1.49%

Technology Hardware, Storage & Peripherals: 1.49%

Seagate HDD	4.75	6-1-2023	9,500,000	9,610,992

Seagate HDD	4.88	6-1-2027	6,396,000	6,102,207

				15,713,199

Total Yankee Corporate Bonds and Notes (Cost $22,738,242)				22,690,699

	Yield		Shares
Short-Term Investments: 1.23%

Investment Companies: 1.23%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55		10,900,002	10,901,092

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38		2,031,423	2,031,423

Total Short-Term Investments (Cost $12,932,515)				12,932,515

Total investments in securities (Cost $927,578,839)	100.44%	1,059,665,134

Other assets and liabilities, net	(0.44)	(4,632,159)

Total net assets	100.00%	$1,055,032,975

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Capital Builder Fund	13

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	14,415,390	59,231,472	62,746,860	10,900,002	$0	$0	$177,261	$10,901,092
Wells Fargo Government Money Market Fund Select Class	22,600,022	247,014,249	267,582,848	2,031,423	0	0	288,952	2,031,423

					$0	$0	$466,213	$12,932,515	1.23%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Capital Builder Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $10,676,773 on loan), at value (cost $914,646,324)	$1,046,732,619
Investments in affiliated securities, at value (cost $12,932,515)	12,932,515
Receivable for investments sold	7,269,407
Receivable for Fund shares sold	2,737,754
Receivable for dividends and interest	4,634,547
Prepaid expenses and other assets	198,604

Total assets	1,074,505,446

Liabilities
Payable upon receipt of securities loaned	10,899,872
Payable for investments purchased	7,034,603
Payable for Fund shares redeemed	607,045
Management fee payable	547,853
Administration fees payable	161,816
Distribution fee payable	65,879
Trustees’ fees and expenses payable	1,242
Accrued expenses and other liabilities	154,161

Total liabilities	19,472,471

Total net assets	$1,055,032,975

NET ASSETS CONSIST OF
Paid-in capital	$901,578,746
Total distributable earnings	153,454,229

Total net assets	$1,055,032,975

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$591,591,608
Shares outstanding – Class A1	58,338,146
Net asset value per share – Class A	$10.14
Maximum offering price per share – Class A2	$10.76
Net assets – Class C	$105,574,555
Shares outstanding – Class C1	10,431,978
Net asset value per share – Class C	$10.12
Net assets – Administrator Class	$11,909,482
Shares outstanding – Administrator Class[1]	1,173,395
Net asset value per share – Administrator Class	$10.15
Net assets – Institutional Class	$345,957,330
Shares outstanding – Institutional Class[1]	34,357,023
Net asset value per share – Institutional Class	$10.07

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo Diversified Capital Builder Fund	15

Investment income
Dividends	$7,343,692
Interest	6,188,109
Income from affiliated securities	308,118

Total investment income	13,839,919

Expenses
Management fee	3,040,465
Administration fees
Class A	565,299
Class C	123,160
Administrator Class	7,321
Institutional Class	198,821
Shareholder servicing fees
Class A	672,974
Class C	146,619
Administrator Class	14,079
Distribution fee
Class C	439,857
Custody and accounting fees	24,434
Professional fees	22,992
Registration fees	54,597
Shareholder report expenses	54,597
Trustees’ fees and expenses	10,969
Other fees and expenses	17,162

Total expenses	5,393,346
Less: Fee waivers and/or expense reimbursements	(20,124)

Net expenses	5,373,222

Net investment income	8,466,697

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	26,026,179
Net change in unrealized gains (losses) on investments	(41,927,275)

Net realized and unrealized gains (losses) on investments	(15,901,096)

Net decrease in net assets resulting from operations	$(7,434,399)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Capital Builder Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$8,466,697		$9,550,632
Net realized gains on investments		26,026,179		45,547,043
Net change in unrealized gains (losses) on investments		(41,927,275)		53,496,076

Net increase (decrease) in net assets resulting from operations		(7,434,399)		108,593,751

Distributions to shareholders from net investment income and net realized gains
Class A		(32,511,852)		(31,088,631)
Class C		(7,166,981)		(5,826,986)
Administrator Class		(695,834)		(638,260)
Institutional Class		(19,273,631)		(16,658,344)

Total distributions to shareholders		(59,648,298)		(54,212,221)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,732,559	65,489,734	4,168,569	43,865,273
Class C	2,568,136	24,977,068	3,054,283	32,032,658
Administrator Class	138,083	1,338,782	507,748	5,354,505
Institutional Class	8,382,114	81,506,647	10,093,186	106,245,129

		173,312,231		187,497,565

Reinvestment of distributions
Class A	3,329,904	31,214,958	2,909,042	29,709,824
Class C	748,073	6,973,095	555,563	5,639,821
Administrator Class	73,683	691,237	60,161	615,499
Institutional Class	1,888,462	17,597,958	1,566,794	15,933,541

		56,477,248		51,898,685

Payment for shares redeemed
Class A	(4,537,509)	(44,097,575)	(7,765,843)	(81,546,998)
Class C	(5,001,503)	(48,528,036)	(2,906,268)	(30,438,895)
Administrator Class	(307,257)	(3,134,647)	(290,129)	(3,037,359)
Institutional Class	(6,094,716)	(58,377,974)	(7,121,216)	(73,887,823)

		(154,138,232)		(188,911,075)

Net increase in net assets resulting from capital share transactions		75,651,247		50,485,175

Total increase in net assets		8,568,550		104,866,705

Net assets
Beginning of period		1,046,464,425		941,597,720

End of period		$1,055,032,975		$1,046,464,425

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.88	$10.30	$9.96	$9.12	$9.31	$7.89
Net investment income	0.08 [1]	0.10	0.14 [1]	0.17	0.11	0.09
Net realized and unrealized gains (losses) on investments	(0.20)	1.06	1.12	1.71	(0.20)	1.41

Total from investment operations	(0.12)	1.16	1.26	1.88	(0.09)	1.50
Distributions to shareholders from
Net investment income	(0.08)	(0.09)	(0.14)	(0.15)	(0.10)	(0.08)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.62)	(0.58)	(0.92)	(1.04)	(0.10)	(0.08)
Net asset value, end of period	$10.14	$10.88	$10.30	$9.96	$9.12	$9.31
Total return[2]	(0.63)%	11.72%	13.62%	22.85%	(1.05)%	19.10%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.12%	1.14%	1.19%	1.21%
Net expenses	1.12%	1.11%	1.12%	1.14%	1.19%	1.20%
Net investment income	1.72%	0.96%	1.43%	1.77%	1.17%	1.09%
Supplemental data
Portfolio turnover rate	35%	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$591,592	$574,760	$551,272	$467,503	$402,303	$431,388

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.86	$10.28	$9.96	$9.12	$9.32	$7.90
Net investment income	0.05	0.02	0.08	0.10	0.05	0.03
Net realized and unrealized gains (losses) on investments	(0.21)	1.06	1.11	1.72	(0.22)	1.41

Total from investment operations	(0.16)	1.08	1.19	1.82	(0.17)	1.44
Distributions to shareholders from
Net investment income	(0.04)	(0.01)	(0.09)	(0.09)	(0.03)	(0.02)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.58)	(0.50)	(0.87)	(0.98)	(0.03)	(0.02)
Net asset value, end of period	$10.12	$10.86	$10.28	$9.96	$9.12	$9.32
Total return[1]	(1.03)%	10.88%	12.85%	21.96%	(1.88)%	18.21%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.87%	1.87%	1.89%	1.94%	1.96%
Net expenses	1.87%	1.87%	1.87%	1.89%	1.94%	1.95%
Net investment income	0.97%	0.21%	0.65%	1.03%	0.41%	0.34%
Supplemental data
Portfolio turnover rate	35%	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$105,575	$131,601	$117,346	$67,630	$53,373	$45,670

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	19

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.89	$10.32	$9.97	$9.12	$9.32	$7.90
Net investment income	0.09 [1]	0.11 [1]	0.16 [1]	0.18 [1]	0.14 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.21)	1.06	1.12	1.73	(0.22)	1.41

Total from investment operations	(0.12)	1.17	1.28	1.91	(0.08)	1.53
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.15)	(0.17)	(0.12)	(0.11)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.62)	(0.60)	(0.93)	(1.06)	(0.12)	(0.11)
Net asset value, end of period	$10.15	$10.89	$10.32	$9.97	$9.12	$9.32
Total return[2]	(0.59)%	11.73%	13.75%	23.14%	(0.92)%	19.39%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.03%	1.04%	1.06%	1.05%	1.04%
Net expenses	1.04%	1.03%	1.04%	1.03%	0.95%	0.95%
Net investment income	1.79%	1.04%	1.58%	1.89%	1.41%	1.33%
Supplemental data
Portfolio turnover rate	35%	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$11,909	$13,821	$10,225	$21,398	$7,898	$9,411

[1]	Calculated based upon average shares outstanding.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.81	$10.25	$9.90	$9.07	$9.27	$7.85
Net investment income	0.10	0.14	0.19	0.20	0.15	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.21)	1.05	1.11	1.71	(0.21)	1.41

Total from investment operations	(0.11)	1.19	1.30	1.91	(0.06)	1.54
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.17)	(0.19)	(0.14)	(0.12)
Net realized gains	(0.54)	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.63)	(0.63)	(0.95)	(1.08)	(0.14)	(0.12)
Net asset value, end of period	$10.07	$10.81	$10.25	$9.90	$9.07	$9.27
Total return[2]	(0.46)%	12.04%	14.11%	23.28%	(0.75)%	19.68%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.81%	0.79%	0.78%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.77%	0.78%
Net investment income	2.07%	1.30%	1.71%	2.14%	1.58%	1.52%
Supplemental data
Portfolio turnover rate	35%	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$345,957	$326,283	$262,754	$122,769	$97,251	$100,160

[1]	Calculated based upon average shares outstanding.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Diversified Capital Builder Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated

22	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements (unaudited)

short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $927,287,676 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$160,424,910

Gross unrealized losses	(28,047,452)

Net unrealized gains	$132,377,458

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements (unaudited)	Wells Fargo Diversified Capital Builder Fund	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$2,353,780	$0	$0	$2,353,780

Consumer discretionary	4,797,250	0	0	4,797,250

Consumer staples	7,494,075	0	0	7,494,075

Energy	38,789,450	0	0	38,789,450

Financials	4,198,100	0	0	4,198,100

Health care	157,017,150	0	0	157,017,150

Industrials	106,888,675	0	0	106,888,675

Information technology	304,000,780	0	0	304,000,780

Materials	80,315,640	0	0	80,315,640

Real estate	5,137,000	0	0	5,137,000

Utilities	118,353,050	0	0	118,353,050

Corporate bonds and notes	0	194,696,970	0	194,696,970

Yankee corporate bonds and notes	0	22,690,699	0	22,690,699

Short-term investments

Investment companies	2,031,423	10,901,092	0	12,932,515

Total assets	$831,376,373	$228,288,761	$0	$1,059,665,134

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 million	0.525

Next $5 million	0.490

Over $10 billion	0.480

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

24	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements (unaudited)

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Administrator Class shares and 0.78% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $26,156 from the sale of Class A shares and $174 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $374,440,345 and $338,711,544, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements (unaudited)	Wells Fargo Diversified Capital Builder Fund	25

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

26	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

30	Wells Fargo Diversified Capital Builder Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401599 05-19 SA225/SAR225 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Diversified Income Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Income Builder Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Income Builder Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Margaret Patel

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKSAX)[3]	4-14-1987	-0.82	4.38	8.90	5.24	5.63	9.55	1.04	0.85

Class C (EKSCX)[3]	2-1-1993	3.25	4.84	8.73	4.25	4.84	8.73	1.79	1.60

Class R6 (EKSRX)[4]	7-31-2018	–	–	–	5.44	5.98	9.97	0.61	0.42

Administrator Class (EKSDX)[5]	7-30-2010	–	–	–	5.26	5.77	9.76	0.96	0.77

Institutional Class (EKSYX)[3]	1-13-1997	–	–	–	5.55	6.00	9.99	0.71	0.52

Diversified Income Builder Blended Index[6]	–	–	–	–	7.28	6.29	12.46	–	–

ICE BofAML U.S. Cash Pay High Yield Index[7]	–	–	–	–	5.96	4.68	11.12	–	–

Russell 1000® Index[8]	–	–	–	–	9.30	10.63	16.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	5

Ten largest holdings (%) as of March 31, 2019[9]

TTM Technologies Incorporated, 5.63%, 10-1-2025	2.33

Lamb Weston Holdings Incorporated, 4.63%, 11-1-2024	1.93

Koppers Incorporated, 6.00%, 2-15-2025	1.89

Iron Mountain Incorporated, 4.88%, 9-15-2027	1.69

Tronox Finance plc, 5.75%, 10-1-2025	1.63

Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	1.46

Valvoline Incorporated, 4.38%, 8-15-2025	1.41

Versum Materials Incorporated, 5.50%, 9-30-2024	1.36

AMN Healthcare Incorporated, 5.13%, 10-1-2024	1.35

WESCO Distribution Incorporated, 5.38%, 6-15-2024	1.33

Portfolio composition as of March 31, 2019[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 12, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed 65% of the ICE BofAML U.S. Cash Pay High Yield Index and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofAML U.S. Cash Pay High Yield Index and 25% of the Russell 1000® Index. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the noninvestment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,016.53	$4.27	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class C

Actual	$1,000.00	$1,012.55	$8.03	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class R6

Actual	$1,000.00	$1,019.11	$2.11	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Administrator Class

Actual	$1,000.00	$1,017.17	$3.87	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.88	0.77%
Institutional Class

Actual	$1,000.00	$1,018.63	$2.62	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 0.20%

Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10%	3-25-2023	$1,380,000	$1,397,403

Total Asset-Backed Securities (Cost $1,398,975)				1,397,403

			Shares
Common Stocks: 27.90%

Communication Services: 0.82%

Diversified Telecommunication Services: 0.72%

AT&T Incorporated			58,120	1,822,643

China Communications Services Corporation Limited H Shares			256,000	228,282

China Telecom Corporation Limited H Shares			276,000	153,295

PCCW Limited			1,867,000	1,160,639

PT Telekomunikasi Indonesia Persero Tbk			1,629,300	451,948

Verizon Communications Incorporated			18,745	1,108,392

				4,925,199

Wireless Telecommunication Services: 0.10%

China Mobile Limited			36,500	371,977

SK Telecom Company Limited			644	142,689

Turkcell Iletisim Hizmetleri AS			60,101	130,324

				644,990

Consumer Discretionary: 1.49%

Auto Components: 0.05%

Huayu Automotive Systems Company Limited Class A			68,600	208,040

Xinyi Glass Holdings Limited			110,000	126,115

				334,155

Automobiles: 0.42%

Geely Automobile Holdings Limited			77,000	147,135

General Motors Company			25,514	946,569

Guangzhou Automobile Group Company Limited H Shares			256,000	302,310

Hyundai Motor Company			2,358	248,243

Peugeot SA			50,738	1,237,340

				2,881,597

Hotels, Restaurants & Leisure: 0.59%

Extended Stay America Incorporated			66,302	1,190,121

Genting Malaysia Bhd			141,600	110,991

Genting Singapore Limited			971,563	745,564

Las Vegas Sands Corporation			12,754	777,484

Sands China Limited			48,400	243,235

Starbucks Corporation			13,050	970,137

				4,037,532

Household Durables: 0.12%

Coway Company Limited			1,826	152,019

Midea Group Company Limited Class A			42,999	311,797

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Household Durables (continued)

Qingdao Haier Company Limited A Shares	123,399	$314,181

		777,997

Leisure Products: 0.03%

Giant Manufacturing Company Limited	30,000	214,143

Specialty Retail: 0.06%

Chow Tai Fook Jewellery Company Limited	154,400	156,171

Mr Price Group Limited	9,181	120,591

Petrobras Distribuidora SA	20,600	121,800

		398,562

Textiles, Apparel & Luxury Goods: 0.22%

Kering SA	2,331	1,336,686

Makalot Industrial Company Limited	24,000	168,200

		1,504,886

Consumer Staples: 1.05%

Beverages: 0.02%

Thai Beverage PCL	206,000	128,441

Food & Staples Retailing: 0.42%

Koninklijke Ahold Delhaize NV	57,500	1,530,278

Wal-Mart de Mexico SAB de CV	101,000	270,006

Wal-Mart Stores Incorporated	10,911	1,064,150

		2,864,434

Food Products: 0.47%

Inner Mongolia Yili Industrial Group Company Limited Class A	92,199	399,380

Lamb Weston Holdings Incorporated	20,000	1,498,800

Nestle SA	11,902	1,134,321

Uni-President Enterprises Corporation	78,000	189,303

		3,221,804

Household Products: 0.14%

The Procter & Gamble Company	9,225	959,861

Energy: 5.76%

Energy Equipment & Services: 0.02%

Hi-Crush Partners LP	11,581	51,535

USA Compression Partners LP	4,401	68,700

		120,235

Oil, Gas & Consumable Fuels: 5.74%

Alliance Resource Partners LP	13,391	272,641

American Midstream Partners	5,116	26,450

Andeavor Logistics LP	46,379	1,635,324

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	9

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Antero Midstream Corporation	29,312	$403,919

Black Stone Minerals LP	11,312	199,544

BP Midstream Partners LP	6,137	88,802

Buckeye Partners LP	19,803	673,698

Calumet Specialty Products LP †	8,046	28,644

Capital Product Partners LP	1,826	19,132

Cheniere Energy Partners LP	5,386	225,835

China Petroleum & Chemical Corporation H Shares	234,000	184,518

CNX Midstream Partners LP	3,438	52,292

ConocoPhillips	16,500	1,101,210

Consol Coal Resources LP	676	11,945

Crestwood Equity Partners LP	6,235	219,410

CrossAmerica Partners LP	3,812	69,607

DCP Midstream LP	11,626	384,239

Delek Logistics Partners LP	1,095	35,511

Diamond S Shipping Incorporated †	1,253	13,031

Dorchester Minerals LP	3,740	68,292

Enable Midstream Partners LP	5,578	79,877

Energy Transfer Equity LP	303,289	4,661,552

Enlink Midstream LLC	33,210	424,424

Enterprise Products Partners	191,113	5,561,388

Enviva Partners LP	1,567	50,536

EQT Midstream Partners LP	8,374	386,628

Foresight Energy LP	3,735	9,860

Gaslog Partners LP	4,096	92,692

Genesis Energy LP	13,889	323,614

Global Partners LP	3,589	70,560

Golar LNG Partners LP	6,242	80,584

Green Plains Partners LP	1,474	23,348

Hess Midstream Partners LP	2,143	45,432

Hoegh LNG Partners LP	2,218	43,362

Holly Energy Partners LP	5,837	157,541

JXTG Holdings Incorporated	117,900	538,810

Kimbell Royalty Partners LP	2,804	51,229

Kinder Morgan Incorporated	100,000	2,001,000

KNOT Offshore Partners LP	3,114	59,135

Lukoil PJSC ADR	3,723	333,581

Magellan Midstream Partners LP	29,410	1,783,128

Martin Midstream Partners LP	4,323	53,821

MPLX LP	36,804	1,210,484

Natural Resource Partners LP	1,025	43,050

NGL Energy Partners LP	15,971	224,073

Noble Midstream Partners LP	2,798	100,756

NuStar Energy LP	11,578	311,332

Oasis Midstream Partners LP	1,392	28,285

ONEOK Incorporated	24,000	1,676,160

PBF Logistics LP	2,860	60,117

PetroChina Company Limited H Shares	380,000	246,396

Phillips 66	9,575	911,253

Phillips 66 Partners LP	6,855	358,859

Plains All American Pipeline LP	126,111	3,090,981

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Plains GP Holdings LP Class A	20,494	$510,710

Reliance Industries Limited GDR 144A	10,665	427,667

Repsol YPF SA	68,083	1,165,439

S-Oil Corporation	1,788	141,137

Shell Midstream Partners LP	15,850	324,133

SK Innovation Company Limited	1,773	280,375

Snam SpA	147,800	759,174

Sprague Resources LP	1,317	24,338

Summit Midstream Partners LP	5,289	51,462

Sunoco LP	7,243	225,692

Tallgrass Energy GP LP	18,517	465,517

TC Pipelines LP	6,794	253,824

Teekay LNG Partners LP	6,977	104,376

Teekay Offshore Partners LP	14,263	17,116

The Williams Companies Incorporated	60,000	1,723,200

USD Partners LP	1,353	14,639

Valero Energy Corporation	9,271	786,459

Viper Energy Partners LP	7,861	260,671

Western Midstream Partners LP	26,253	823,294

		39,167,115

Financials: 3.58%

Banks: 1.36%

Absa Group Limited	28,780	303,383

Agricultural Bank of China Limited H Shares	317,000	146,184

Banco de Brasil SA	16,700	207,804

Banco Santander Brasil SA	19,100	214,496

Bancolombia SA ADR	3,290	167,987

Bangkok Bank PCL	64,200	436,969

Bank of China Limited H Shares	660,000	299,314

Bank Pekao SA	4,644	133,052

China Construction Bank H Shares	770,000	660,144

CIMB Group Holdings Bhd	146,800	185,186

Citigroup Incorporated	13,375	832,193

Credicorp Limited	620	148,769

CTBC Financial Holding Company Limited	245,000	162,562

Hana Financial Group Incorporated	4,380	140,456

HDFC Bank Limited ADR	3,634	421,217

ICICI Bank Limited ADR	40,963	469,436

Industrial & Commercial Bank of China Limited H Shares	719,000	526,659

JPMorgan Chase & Company	13,597	1,376,424

Kasikornbank PCL	36,000	213,266

KB Financial Group Incorporated	6,066	223,647

PT Bank Rakyat Indonesia Tbk	1,703,400	492,838

Public Bank Bhd	35,600	201,959

Royal Bank of Canada	9,500	716,721

Sberbank of Russia ADR	27,800	368,628

Standard Bank Group Limited	17,634	226,378

		9,275,672

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	11

Security name	Shares	Value

Capital Markets: 0.79%

3i Group plc	62,073	$796,181

Ares Capital Corporation	87,753	1,504,086

B3 SA Brasil Bolsa Balcao	48,800	400,336

Banco BTG Pactual SA	25,400	234,840

Bursa Malaysia Bhd	57,600	96,929

CITIC Securities Company Limited H Shares	134,500	313,207

Intermediate Capital Group	62,006	860,091

Macquarie Group Limited	8,484	779,634

Moscow Exchange MICEX-RTS PJSC	157,233	218,279

NH Investment & Securities Company Limited	14,720	174,420

		5,378,003

Diversified Financial Services: 0.25%

Compass Diversified Holdings	64,950	1,019,066

ORIX Corporation	47,800	685,537

		1,704,603

Insurance: 0.58%

Allianz AG	3,373	750,225

BB Seguridade Participacoes SA	19,500	132,080

Cathay Financial Holding Company	150,000	218,767

China Life Insurance Company H Shares	79,000	212,345

Legal & General Group plc	317,284	1,137,667

PICC Property & Casualty Company Limited H Shares	222,000	252,261

Ping An Insurance Group Company H Shares	56,400	631,540

Powszechny Zaklad Ubezpieczen SA	12,515	132,015

Samsung Fire & Marine Insurance	755	200,207

Sanlam Limited	50,109	256,158

		3,923,265

Mortgage REITs: 0.60%

Annaly Capital Management Incorporated	87,925	878,371

Ladder Capital Corporation	84,135	1,431,978

MFA Financial Incorporated	115,229	837,715

New Residential Investment Corporation	55,640	940,872

		4,088,936

Health Care: 3.27%

Biotechnology: 0.34%

Amgen Incorporated	6,572	1,248,549

Gilead Sciences Incorporated	16,760	1,089,568

		2,338,117

Health Care Equipment & Supplies: 0.86%

Abbott Laboratories	25,000	1,998,500

Becton Dickinson & Company	8,000	1,997,840

Danaher Corporation	14,000	1,848,280

		5,844,620

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Health Care Providers & Services: 0.43%

CVS Health Corporation	25,375	$1,368,474

Life Healthcare Group Holdings Limited	89,215	165,956

UnitedHealth Group Incorporated	5,570	1,377,238

		2,911,668

Life Sciences Tools & Services: 0.80%

Agilent Technologies Incorporated	16,000	1,286,080

Thermo Fisher Scientific Incorporated	7,000	1,916,040

Waters Corporation †	9,000	2,265,390

		5,467,510

Pharmaceuticals: 0.84%

Eli Lilly & Company	12,850	1,667,416

GlaxoSmithKline plc	52,390	1,089,582

Roche Holding AG	3,719	1,024,662

Sanofi SA	9,721	858,623

Takeda Pharmaceutical Company Limited	27,200	1,109,548

		5,749,831

Industrials: 2.88%

Aerospace & Defense: 0.83%

Curtiss-Wright Corporation	14,000	1,586,760

Huntington Ingalls Industries Incorporated	8,000	1,657,600

Raytheon Company	9,000	1,638,720

Singapore Technologies Engineering Limited	279,958	772,583

		5,655,663

Building Products: 0.01%

Resideo Technologies Incorporated †	2,000	38,580

Commercial Services & Supplies: 0.11%

Intrum Justitia AB	26,172	751,608

Construction & Engineering: 0.11%

China Communications Construction Company Limited H Shares	272,000	281,357

China State Construction Engineering Corporation Limited Class A	228,400	208,001

China State Construction International Holdings	286,000	267,785

		757,143

Electrical Equipment: 0.18%

AMETEK Incorporated	15,000	1,244,550

Industrial Conglomerates: 0.47%

Honeywell International Incorporated	17,025	2,705,613

Sime Darby Bhd	413,700	225,977

The Bidvest Group Limited	19,508	261,616

		3,193,206

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	13

Security name	Shares	Value

Machinery: 0.91%

Crane Company	14,766	$1,249,499

CRRC Corporation Limited H Shares	240,000	226,243

Hyundai Robotics Company Limited	398	116,760

IDEX Corporation	9,000	1,365,660

Ingersoll-Rand plc	9,225	995,839

John Bean Technologies Corporation	20,000	1,837,800

Sany Heavy Industry Company Limited Class A	211,800	402,786

		6,194,587

Trading Companies & Distributors: 0.19%

Mitsubishi Corporation	46,470	1,288,900

Transportation Infrastructure: 0.07%

China Merchants Port Holdings Company Limited	120,000	255,594

Grupo Aeroportuario del Pacifico SAB de CV Class B	24,740	219,330

		474,924

Information Technology: 5.11%

Communications Equipment: 0.31%

Cisco Systems Incorporated	39,112	2,111,657

Electronic Equipment, Instruments & Components: 0.88%

Amphenol Corporation Class A	25,000	2,361,000

Corning Incorporated	65,000	2,151,500

Delta Electronics Incorporated	53,000	273,422

FLIR Systems Incorporated	22,000	1,046,760

Hon Hai Precision Industry	57,600	137,363

		5,970,045

IT Services: 0.61%

Computacenter plc	66,260	954,481

DXC Technology Company	11,480	738,279

Infosys Limited SP ADR	51,403	561,835

Leidos Holdings Incorporated	30,000	1,922,700

		4,177,295

Semiconductors & Semiconductor Equipment: 1.18%

Broadcom Incorporated	7,000	2,104,970

Cypress Semiconductor Corporation	100,000	1,492,000

KLA-Tencor Corporation	7,950	949,310

Mediatek Incorporated	29,000	265,813

Microchip Technology Incorporated	9,000	746,640

SK Hynix Incorporated	3,220	210,487

Taiwan Semiconductor Manufacturing Company Limited	154,000	1,226,684

Texas Instruments Incorporated	10,000	1,060,700

		8,056,604

Software: 1.21%

Adobe Systems Incorporated †	7,000	1,865,430

Microsoft Corporation	24,491	2,888,469

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Software (continued)

Oracle Corporation	21,400	$1,149,394

Synopsys Incorporated †	20,000	2,303,000

		8,206,293

Technology Hardware, Storage & Peripherals: 0.92%

Advantech Company Limited	30,000	249,185

Apple Incorporated	8,215	1,560,439

Asustek Computer Incorporated	17,000	123,003

Chicony Electronics Company Limited	59,000	137,256

Lenovo Group Limited	1,196,000	1,075,645

Samsung Electronics Company Limited	33,385	1,313,224

Western Digital Corporation	20,000	961,200

Xerox Corporation	26,430	845,231

		6,265,183

Materials: 1.01%

Chemicals: 0.32%

Celanese Corporation Series A	6,000	591,660

Ciner Resources LP	585	14,771

CVR Partners LP	8,459	33,498

LyondellBasell Industries NV Class A	18,000	1,513,440

Westlake Chemical Partners LP	2,282	51,824

		2,205,193

Metals & Mining: 0.63%

Anglo American plc	48,866	1,306,960

Fortescue Metals Group Limited	265,089	1,338,290

Korea Zinc Company Limited	536	219,575

Polymetal International plc	20,349	229,097

POSCO	632	140,865

Steel Dynamics Incorporated	18,275	644,559

Suncoke Energy Partners LP	2,260	28,137

Ternium SA	6,867	186,920

Vale SA	13,300	173,003

		4,267,406

Paper & Forest Products: 0.06%

Mondi plc	8,101	179,158

Nine Dragons Paper Holdings Limited	211,000	201,056

Pope Resources LP	381	25,325

		405,539

Real Estate: 0.93%

Equity REITs: 0.46%

Growthpoint Properties Limited	117,784	199,344

Hospitality Properties Trust	43,150	1,135,277

Saul Centers Incorporated	35,000	1,797,950

		3,132,571

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	15

Security name			Shares	Value

Real Estate Management & Development: 0.47%

Aroundtown SA			85,208	$702,528

China Merchants Shekou Industrial Zone Holdings Company Limited			68,700	235,536

China Overseas Land & Investment Limited			80,800	306,733

China Resources Land Limited			94,000	421,506

China Vanke Company Limited Class A			73,394	335,505

Shimao Property Holding Limited			395,500	1,236,890

				3,238,698

Utilities: 2.00%

Electric Utilities: 0.31%

American Electric Power Company Incorporated			24,000	2,010,000

Enel Americas SA ADR			14,229	127,065

				2,137,065

Gas Utilities: 0.59%

AmeriGas Partners LP			8,859	273,477

Atmos Energy Corporation			20,000	2,058,600

Star Group LP			5,420	52,032

Suburban Propane Partners LP			7,940	177,935

Superior Plus Corporation			173,800	1,489,138

				4,051,182

Independent Power & Renewable Electricity Producers: 0.19%

Brookfield Renewable Partner LP			11,281	360,428

Drax Group plc			165,406	815,198

Huaneng Renewables Corporation Limited H Shares			518,000	143,853

				1,319,479

Multi-Utilities: 0.88%

Brookfield Infrastructure Partners LP			17,499	732,683

CMS Energy Corporation			37,000	2,054,980

DTE Energy Company			16,000	1,995,840

Engie SA			79,063	1,177,789

				5,961,292

Water Utilities: 0.03%

Beijing Enterprises Water Group Limited			280,000	172,995

Total Common Stocks (Cost $171,010,782)				190,140,834

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 48.52%

Communication Services: 1.02%

Media: 1.02%

McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$8,598,000	6,964,380

Consumer Discretionary: 2.44%

Auto Components: 1.42%

Dana Holding Corporation	5.50	12-15-2024	3,925,000	3,905,375

Tenneco Incorporated	5.00	7-15-2026	7,250,000	5,800,000

				9,705,375

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.36%

1929 Fieldhouse LLC / West Ward Street Development Corporation 144A	5.25%	6-1-2020	$2,410,000	$2,428,455

Specialty Retail: 0.66%

Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,464,133

Consumer Staples: 2.21%

Food Products: 2.21%

Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	13,000,000	13,130,000

Post Holdings Incorporated 144A	5.00	8-15-2026	2,000,000	1,945,000

				15,075,000

Energy: 1.46%

Oil, Gas & Consumable Fuels: 1.46%

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	9,500,000	9,963,125

Financials: 0.68%

Banks: 0.52%

Allied Irish Banks plc (5 Year EUR Swap +7.34%) ±	7.38	12-29-2049	3,000,000	3,583,992

Diversified Financial Services: 0.16%

Toll Road Investment Part II 144A¤	0.00	2-15-2030	2,000,000	1,070,070

Health Care: 10.56%

Health Care Equipment & Supplies: 2.51%

Hologic Incorporated 144A	4.38	10-15-2025	7,000,000	6,963,600

Teleflex Incorporated	4.63	11-15-2027	1,984,000	1,967,890

Teleflex Incorporated	4.88	6-1-2026	8,000,000	8,150,000

				17,081,490

Health Care Providers & Services: 4.88%

AMN Healthcare Incorporated 144A	5.13	10-1-2024	9,335,000	9,206,644

Davita Incorporated	5.00	5-1-2025	9,000,000	8,624,250

HCA Incorporated	5.38	2-1-2025	5,500,000	5,830,000

HealthSouth Corporation	5.13	3-15-2023	2,000,000	2,025,535

St. Joseph’s Hospital & Medical Center	3.93	7-1-2022	2,000,000	2,015,528

West Street Merger Subordinate Bond Incorporated 144A	6.38	9-1-2025	5,700,000	5,543,250

				33,245,207

Health Care Technology: 1.19%

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	7,000,000	7,123,200

Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	1,000,000	1,023,130

				8,146,330

Life Sciences Tools & Services: 0.77%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	5,075,000	5,265,313

Pharmaceuticals: 1.21%

Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,300,000	8,217,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 9.15%

Aerospace & Defense: 2.10%

Moog Incorporated 144A	5.25%	12-1-2022	$5,500,000	$5,582,500

TransDigm Group Incorporated	6.38	6-15-2026	8,800,000	8,710,680

				14,293,180

Commercial Services & Supplies: 1.14%

Acco Brands Corporation 144A	5.25	12-15-2024	5,000,000	4,900,000

Eastern Maine Healthcare	5.02	7-1-2036	1,000,000	997,451

South Nassau Communities	4.65	8-1-2048	2,000,000	1,832,792

				7,730,243

Construction & Engineering: 0.28%

Aecom Company	5.13	3-15-2027	2,000,000	1,932,500

Electrical Equipment: 0.91%

Resideo Funding Incorporated 144A	6.13	11-1-2026	6,000,000	6,195,000

Machinery: 3.39%

Actuant Corporation	5.63	6-15-2022	1,165,000	1,175,194

HD Supply Incorporated 144A	5.38	10-15-2026	8,100,000	8,262,000

Oshkosh Corporation	5.38	3-1-2025	3,675,000	3,771,469

SPX FLOW Incorporated 144A	5.63	8-15-2024	4,500,000	4,522,500

SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,354,640

				23,085,803

Trading Companies & Distributors: 1.33%

WESCO Distribution Incorporated	5.38	6-15-2024	8,974,000	9,086,175

Information Technology: 7.72%

Communications Equipment: 0.85%

CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	5,763,420

Electronic Equipment, Instruments & Components: 2.78%

Anixter International Incorporated	5.13	10-1-2021	3,000,000	3,090,000

TTM Technologies Incorporated 144A	5.63	10-1-2025	16,495,000	15,855,819

				18,945,819

IT Services: 0.30%

Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,021,400

Semiconductors & Semiconductor Equipment: 2.38%

Micron Technology Incorporated	5.50	2-1-2025	6,750,000	6,959,993

Versum Materials Incorporated 144A	5.50	9-30-2024	8,834,000	9,286,743

				16,246,736

Software: 0.30%

Nuance Communications Company	6.00	7-1-2024	2,000,000	2,054,380

Technology Hardware, Storage & Peripherals: 1.11%

Diebold Incorporated	8.50	4-15-2024	8,500,000	7,565,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Materials: 10.59%

Chemicals: 7.68%

Koppers Incorporated 144A	6.00%	2-15-2025	$13,150,000	$12,854,125

Olin Corporation	5.13	9-15-2027	5,000,000	5,056,250

Olin Corporation	5.50	8-15-2022	5,500,000	5,747,500

Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	8,945,000	8,408,300

Scotts Miracle-Gro Company	5.25	12-15-2026	4,000,000	3,940,000

Scotts Miracle-Gro Company	6.00	10-15-2023	6,000,000	6,225,000

Valvoline Incorporated	4.38	8-15-2025	10,000,000	9,575,000

Valvoline Incorporated	5.50	7-15-2024	500,000	508,750

				52,314,925

Containers & Packaging: 2.59%

Ball Corporation	4.00	11-15-2023	1,000,000	1,007,500

Ball Corporation	5.00	3-15-2022	2,500,000	2,593,750

Berry Global Incorporated	5.13	7-15-2023	6,500,000	6,597,500

Sealed Air Corporation 144A	5.25	4-1-2023	4,650,000	4,824,375

Sealed Air Corporation 144A	5.50	9-15-2025	2,500,000	2,631,750

				17,654,875

Metals & Mining: 0.32%

Commercial Metals Company	4.88	5-15-2023	2,150,000	2,155,375

Real Estate: 2.69%

Equity REITs: 2.69%

Equinix Incorporated	5.38	5-15-2027	5,000,000	5,237,500

Equinix Incorporated	5.75	1-1-2025	1,500,000	1,555,313

Iron Mountain Incorporated 144A	4.88	9-15-2027	12,000,000	11,520,000

				18,312,813

Total Corporate Bonds and Notes (Cost $337,141,212)				330,567,514

Foreign Corporate Bonds and Notes @: 2.97%

Financials: 2.97%

Banks: 2.97%

ABN AMRO Bank NV (EUR) (5 Year EUR Swap +3.90%) ±	4.75	12-31-2099	3,000,000	3,232,323

Banco Bilbao Vizcaya Argentaria SA (EUR) (5 Year EUR Swap +6.60%) ±	6.75	12-29-2049	3,000,000	3,446,340

Bankia SA (EUR) (5 Year EUR Swap +6.22%) ±	6.38	12-31-2099	3,000,000	3,293,739

Cooperatieve Rabobank UA (EUR) (5 Year EUR Swap +6.70%) ±	6.63	12-29-2049	2,800,000	3,418,362

Governor & Company of The Bank of Ireland (EUR) (5 Year EUR Swap +6.96%) ±	7.38	12-29-2049	3,000,000	3,537,693

Nykredit Realkredit AS (EUR) (5 Year EUR Swap +5.99%) ±	6.25	12-29-2049	2,800,000	3,316,791

Total Foreign Corporate Bonds and Notes (Cost $20,344,846)				20,245,248

Municipal Obligations: 4.15%

Colorado: 0.33%

Health Revenue: 0.33%

Denver CO Health & Hospital Authority Series B	4.65	12-1-2023	$1,205,000	1,252,525

Denver CO Health & Hospital Authority Series B	4.90	12-1-2024	250,000	260,988

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Denver CO Health & Hospital Authority Series B	5.00%	12-1-2025	$275,000	$287,295

Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	466,747

				2,267,555

Florida: 0.15%

Education Revenue: 0.15%

Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	1,015,890

Guam: 0.09%

Airport Revenue: 0.09%

Guam Port Authority Series C	3.78	7-1-2021	635,000	641,121

Illinois: 0.82%

GO Revenue: 0.34%

Chicago IL Project Series C1	7.78	1-1-2035	2,000,000	2,299,240

Miscellaneous Revenue: 0.48%

Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,275,130

Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	2,000,000	2,003,700

				3,278,830

				5,578,070

Indiana: 0.07%

Health Revenue: 0.07%

Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	469,747

Iowa: 0.17%

GO Revenue: 0.17%

Coralville IA Series C	5.00	5-1-2030	1,200,000	1,168,812

Michigan: 0.49%

Miscellaneous Revenue: 0.49%

Wayne County MI Recovery Zone Economic Development Build America Bonds	10.00	12-1-2040	3,000,000	3,308,670

New Jersey: 0.30%

Education Revenue: 0.15%

New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,003,170

Utilities Revenue: 0.15%

Newark NJ Redevelopment Area Public Service Electric & Gas Project 144A	4.49	12-1-2047	1,000,000	1,018,150

				2,021,320

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

New York: 0.17%

Health Revenue: 0.05%

Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25%	11-1-2028	$330,000	$329,901

Utilities Revenue: 0.12%

New York Energy R&D Authority Green Bond Series A	4.81	4-1-2034	800,000	820,624

				1,150,525

Oklahoma: 0.30%

Health Revenue: 0.08%

Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	548,515

Miscellaneous Revenue: 0.22%

Woodward County OK Educational Facilities Authority Mooreland Public Schools Project Series B	4.63	9-15-2025	1,500,000	1,510,095

				2,058,610

Oregon: 0.08%

Health Revenue: 0.08%

Clackamas County OR Hospital Facility Authority Series C	4.00	11-15-2022	550,000	550,649

Pennsylvania: 0.29%

Housing Revenue: 0.29%

Philadelphia PA IDA MFHR University Square Apartments Low Income Housing Project 144A	5.00	12-1-2020	2,000,000	1,986,040

Tennessee: 0.30%

Tax Revenue: 0.30%

Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	2,000,000	2,011,820

Texas: 0.07%

Education Revenue: 0.07%

Clifton TX Higher Education Finance Corporation International Leadership Texas	6.13	8-15-2023	500,000	503,670

Virginia: 0.31%

Tax Revenue: 0.31%

Mosaic District VA CDA Series A-T	7.25	3-1-2036	2,000,000	2,101,160

Wisconsin: 0.21%

Education Revenue: 0.21%

Public Finance Authority Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,437,710

Total Municipal Obligations (Cost $27,975,051)				28,271,369

Non-Agency Mortgage-Backed Securities: 0.23%

JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	1,580,000	1,599,238

Total Non-Agency Mortgage-Backed Securities (Cost $1,599,750)				1,599,238

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	21

Security name	Dividend yield		Shares	Value

Preferred Stocks: 0.23%

Energy: 0.05%

Oil, Gas & Consumable Fuels: 0.05%

Petroleo Brasil SP ADR	2.28%		21,601	$308,894

Financials: 0.11%

Banks: 0.11%

Banco Bradesco SA	0.11		32,200	353,140

Itaúsa Investimentos Itaú SA	6.68		122,700	375,432

				728,572

Information Technology: 0.02%

Technology Hardware, Storage & Peripherals: 0.02%

Samsung Electronics Company Limited	0.99		4,686	149,650

Materials: 0.02%

Chemicals: 0.02%

Sociedad Quimica y Minera de Chile SA Class B	0.83		3,908	150,168

Utilities: 0.03%

Electric Utilities: 0.03%

Companhia Energetica de Minas Gerais SA	0.88		58,600	208,038

Total Preferred Stocks (Cost $1,216,842)				1,545,322

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 9.45%

Financials: 6.53%

Banks: 3.85%

Barclays plc (5 Year USD Swap +4.84%) ±	7.75	12-31-2099	$3,660,000	3,666,222

BNP Paribas SA (5 Year USD Swap +6.31%) ±	7.63	12-29-2049	3,460,000	3,628,675

Credit Agricole SA (5 Year USD Swap +4.90%) 144A±	7.88	12-29-2049	1,750,000	1,878,132

Credit Agricole SA (5 Year USD Swap +6.19%) 144A±	8.13	12-29-2049	1,750,000	1,965,516

DNB Bank ASA (5 Year USD Swap +5.08%) ±	6.50	12-29-2049	3,690,000	3,791,475

HSBC Holdings plc (5 Year USD ICE Swap Rate 11:00am NY +4.37%) ±	6.38	12-29-2049	3,690,000	3,809,925

Lloyds Banking Group plc (5 Year USD Swap +4.76%) ±	7.50	4-30-2049	3,665,000	3,774,950

Societe Generale SA (5 Year USD ICE Swap Rate 11:00am NY +5.87%) 144A±	8.00	12-29-2049	3,535,000	3,755,938

				26,270,833

Capital Markets: 0.53%

Credit Suisse Group AG (5 Year USD Swap +4.60%) 144A±	7.50	12-29-2049	3,395,000	3,590,022

Diversified Financial Services: 2.15%

Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	11,130,000

UBS Group Funding Switzerland AG (5 Year USD Swap +4.87%) ±	7.00	12-29-2049	3,330,000	3,508,987

				14,638,987

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.32%

Pharmaceuticals: 1.32%

Mallinckrodt plc 144A	5.50%	4-15-2025	$5,655,000	$4,410,900

Mallinckrodt plc 144A	5.63	10-15-2023	5,500,000	4,565,000

				8,975,900

Industrials: 1.60%

Electrical Equipment: 1.60%

Sensata Technologies BV 144A	4.88	10-15-2023	6,700,000	6,901,000

Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	3,993,750

				10,894,750

Total Yankee Corporate Bonds and Notes (Cost $66,013,238)				64,370,492

	Yield		Shares
Short-Term Investments: 4.88%

Investment Companies: 4.85%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38		33,039,664	33,039,664

			Principal
U.S. Treasury Securities: 0.03%

U.S. Treasury Bill (z)#	1.19	4-2-2019	$207,000	206,986

Total Short-Term Investments (Cost $33,246,650)				33,246,650

Total investments in securities (Cost $659,947,346)	98.53%	671,384,070

Other assets and liabilities, net	1.47	9,982,832

Total net assets	100.00%	$681,366,902

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments

@	Foreign bond principal is denominated in the local currency of the issuer.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	23

Abbreviations:

ADR	American depositary receipt
CDA	Community Development Authority
EUR	Euro
GDR	Global depositary receipt
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
MFHR	Multifamily housing revenue
R&D	Research & development
REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

British Pound Futures	(79)	6-17-2019	$(6,451,735)	$(6,446,400)	$5,335	$0

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

27,256,994 USD	23,900,000 EUR	Citibank	6-28-2019	$245,393	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	71,872,762	121,865,049	160,698,147	33,039,664	$0	$0	$332,448	$33,039,664	4.85%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Income Builder Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $626,907,682)	$638,344,406
Investments in affiliated securities, at value (cost $33,039,664)	33,039,664
Cash	370,255
Foreign currency, at value (cost $3,284,562)	2,930,308
Receivable for investments sold	218,700
Receivable for Fund shares sold	1,806,804
Receivable for dividends and interest	7,778,588
Receivable for daily variation margin on open futures contracts	26,169
Unrealized gains on forward foreign currency contracts	245,393
Prepaid expenses and other assets	170,275

Total assets	684,930,562

Liabilities
Payable for investments purchased	1,561,791
Payable for Fund shares redeemed	1,222,339
Cash collateral due to broker for forward foreign currency contracts	360,000
Management fee payable	196,374
Administration fees payable	100,420
Distribution fee payable	87,590
Trustees’ fees and expenses payable	2,617
Accrued expenses and other liabilities	32,529

Total liabilities	3,563,660

Total net assets	$681,366,902

NET ASSETS CONSIST OF
Paid-in capital	$681,320,533
Total distributable earnings	46,369

Total net assets	$681,366,902

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$235,790,252
Shares outstanding – Class A1	39,242,143
Net asset value per share – Class A	$6.01
Maximum offering price per share – Class A2	$6.38
Net assets – Class C	$139,002,638
Shares outstanding – Class C1	23,079,726
Net asset value per share – Class C	$6.02
Net assets – Class R6	$23,750
Shares outstanding – Class R6[1]	4,052
Net asset value per share – Class R6	$5.86
Net assets – Administrator Class	$13,413,815
Shares outstanding – Administrator Class[1]	2,286,943
Net asset value per share – Administrator Class	$5.87
Net assets – Institutional Class	$293,136,447
Shares outstanding – Institutional Class[1]	49,978,503
Net asset value per share – Institutional Class	$5.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo Diversified Income Builder Fund	25

Investment income
Interest	$14,020,740
Dividends (net of foreign withholding taxes of $80,830)	3,394,922
Income from affiliated securities	332,448

Total investment income	17,748,110

Expenses
Management fee	1,863,611
Administration fees
Class A	230,138
Class C	157,004
Class R6	4
Administrator Class	12,897
Institutional Class	193,460
Shareholder servicing fees
Class A	273,974
Class C	186,910
Administrator Class	24,571
Distribution fee
Class C	560,730
Custody and accounting fees	18,249
Professional fees	32,543
Registration fees	51,897
Shareholder report expenses	54,597
Trustees’ fees and expenses	11,827
Other fees and expenses	9,289

Total expenses	3,681,701
Less: Fee waivers and/or expense reimbursements	(703,688)

Net expenses	2,978,013

Net investment income	14,770,097

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(12,004,739)
Futures contracts	(838,169)
Forward foreign currency contracts	338,300

Net realized losses on investments	(12,504,608)

Net change in unrealized gains (losses) on:
Unaffiliated securities	4,062,943
Futures contracts	(19,679)
Forward foreign currency contracts	245,393

Net change in unrealized gains (losses) on investments	4,288,657

Net realized and unrealized gains (losses) on investments	(8,215,951)

Net increase in net assets resulting from operations	$6,554,146

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified Income Builder Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$14,770,097		$25,677,784
Net realized gains (losses) on investments		(12,504,608)		31,343,912
Net change in unrealized gains (losses) on investments		4,288,657		(33,794,120)

Net increase in net assets resulting from operations		6,554,146		23,227,576

Distributions to shareholders from net investment income and net realized gains
Class A		(14,428,751)		(10,518,893)
Class C		(9,576,985)		(6,577,828)
Class R6		(1,664)		(138)[1]
Administrator Class		(1,756,111)		(1,793,521)
Institutional Class		(20,332,737)		(16,782,186)

Total distributions to shareholders		(46,096,248)		(35,672,566)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,441,265	43,895,031	11,145,149	70,956,206
Class C	3,160,416	18,576,654	6,785,413	43,270,788
Class R6	0	0	4,052 [1]	25,000 [1]
Administrator Class	487,800	2,823,568	1,384,053	8,606,856
Institutional Class	12,906,104	73,942,460	22,967,858	142,978,608

		139,237,713		265,837,458

Reinvestment of distributions
Class A	2,376,964	13,627,650	1,561,264	9,891,159
Class C	1,530,564	8,772,889	946,882	6,011,290
Administrator Class	286,014	1,600,069	263,760	1,637,316
Institutional Class	2,959,904	16,586,751	2,194,831	13,596,513

		40,587,359		31,136,278

Payment for shares redeemed
Class A	(7,103,761)	(41,545,544)	(10,590,623)	(67,150,218)
Class C	(7,904,758)	(46,582,542)	(7,154,705)	(45,403,714)
Administrator Class	(3,805,307)	(21,394,924)	(3,003,395)	(18,651,958)
Institutional Class	(20,120,906)	(115,871,155)	(21,127,558)	(130,722,169)

		(225,394,165)		(261,928,059)

Net increase (decrease) in net assets resulting from capital share transactions		(45,569,093)		35,045,677

Total increase (decrease) in net assets		(85,111,195)		22,600,687

Net assets
Beginning of period		766,478,097		743,877,410

End of period		$681,366,902		$766,478,097

1.	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	27

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.33	$6.42	$6.13	$5.71	$6.37	$6.13
Net investment income	0.12	0.21	0.20	0.20	0.21	0.23
Net realized and unrealized gains (losses) on investments	(0.05)	(0.01)	0.35	0.64	(0.31)	0.38

Total from investment operations	0.07	0.20	0.55	0.84	(0.10)	0.61
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.22)	(0.21)	(0.21)	(0.23)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.39)	(0.29)	(0.26)	(0.42)	(0.56)	(0.37)
Net asset value, end of period	$6.01	$6.33	$6.42	$6.13	$5.71	$6.37
Total return[1]	1.65%	3.23%	9.16%	15.39%	(1.92)%	10.13%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.04%	1.05%	1.08%	1.11%	1.13%
Net expenses	0.85%	0.90%	1.05%	1.08%	1.08%	1.08%
Net investment income	4.05%	3.34%	3.29%	3.55%	3.38%	3.60%
Supplemental data
Portfolio turnover rate	24%	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$235,790	$231,176	$220,977	$154,496	$127,242	$143,062

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.34	$6.44	$6.14	$5.72	$6.39	$6.14
Net investment income	0.10	0.17	0.16	0.16 [1]	0.16 [1]	0.18
Net realized and unrealized gains (losses) on investments	(0.05)	(0.02)	0.35	0.63	(0.32)	0.39

Total from investment operations	0.05	0.15	0.51	0.79	(0.16)	0.57
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.17)	(0.16)	(0.16)	(0.18)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.37)	(0.25)	(0.21)	(0.37)	(0.51)	(0.32)
Net asset value, end of period	$6.02	$6.34	$6.44	$6.14	$5.72	$6.39
Total return[2]	1.25%	2.32%	8.51%	14.51%	(2.81)%	9.47%
Ratios to average net assets (annualized)
Gross expenses	1.81%	1.79%	1.80%	1.83%	1.86%	1.88%
Net expenses	1.60%	1.65%	1.80%	1.83%	1.83%	1.83%
Net investment income	3.30%	2.59%	2.54%	2.80%	2.62%	2.85%
Supplemental data
Portfolio turnover rate	24%	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$139,003	$166,750	$165,513	$129,856	$110,457	$111,045

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	29

(For a share outstanding throughout each period)

CLASS R6	Six months ended March 31, 2019 (unaudited)	Year ended September 30, 2018[1]
Net asset value, beginning of period	$6.18	$6.17
Net investment income	0.13 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.04)	0.02

Total from investment operations	0.09	0.04
Distributions to shareholders from
Net investment income	(0.13)	(0.03)
Net realized gains	(0.28)	0.00

Total distributions to shareholders	(0.41)	(0.03)
Net asset value, end of period	$5.86	$6.18
Total return[3]	1.91%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.64%
Net expenses	0.42%	0.41%
Net investment income	4.47%	2.31%
Supplemental data
Portfolio turnover rate	24%	50%
Net assets, end of period (000s omitted)	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.19	$6.29	$6.00	$5.60	$6.25	$6.01
Net investment income	0.12 [1]	0.21 [1]	0.21 [1]	0.21 [1]	0.21 [1]	0.24
Net realized and unrealized gains (losses) on investments	(0.04)	(0.01)	0.34	0.61	(0.30)	0.38

Total from investment operations	0.08	0.20	0.55	0.82	(0.09)	0.62
Distributions to shareholders from
Net investment income	(0.12)	(0.20)	(0.22)	(0.21)	(0.21)	(0.24)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.40)	(0.30)	(0.26)	(0.42)	(0.56)	(0.38)
Net asset value, end of period	$5.87	$6.19	$6.29	$6.00	$5.60	$6.25
Total return[2]	1.72%	3.21%	9.45%	15.45%	(1.69)%	10.46%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.96%	0.97%	1.00%	0.97%	0.96%
Net expenses	0.77%	0.81%	0.90%	0.90%	0.90%	0.90%
Net investment income	4.07%	3.40%	3.51%	3.72%	3.56%	3.77%
Supplemental data
Portfolio turnover rate	24%	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$13,414	$32,938	$41,975	$70,051	$31,367	$48,690

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	31

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.19	$6.28	$6.00	$5.59	$6.25	$6.01
Net investment income	0.13	0.23	0.24	0.23	0.24	0.25 [1]
Net realized and unrealized gains (losses) on investments	(0.05)	(0.01)	0.31	0.61	(0.32)	0.38

Total from investment operations	0.08	0.22	0.55	0.84	(0.08)	0.63
Distributions to shareholders from
Net investment income	(0.12)	(0.21)	(0.23)	(0.22)	(0.23)	(0.25)
Net realized gains	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.40)	(0.31)	(0.27)	(0.43)	(0.58)	(0.39)
Net asset value, end of period	$5.87	$6.19	$6.28	$6.00	$5.59	$6.25
Total return[2]	1.86%	3.62%	9.49%	15.88%	(1.65)%	10.68%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.71%	0.72%	0.75%	0.71%	0.70%
Net expenses	0.52%	0.57%	0.71%	0.71%	0.69%	0.70%
Net investment income	4.37%	3.67%	3.60%	3.92%	3.76%	3.98%
Supplemental data
Portfolio turnover rate	24%	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$293,136	$335,589	$315,413	$124,116	$77,558	$61,133

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Diversified Income Builder Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions.

Notes to financial statements (unaudited)	Wells Fargo Diversified Income Builder Fund	33

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to

34	Wells Fargo Diversified Income Builder Fund	Notes to financial statements (unaudited)

gain exposure to, or protect against, changes in foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $659,466,009 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$30,893,598

Gross unrealized losses	(18,724,809)

Net unrealized gains	$12,168,789

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income,

Notes to financial statements (unaudited)	Wells Fargo Diversified Income Builder Fund	35

common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36	Wells Fargo Diversified Income Builder Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$1,397,403	$0	$1,397,403

Common stocks

Communication services	5,570,189	0	0	5,570,189

Consumer discretionary	10,148,872	0	0	10,148,872

Consumer staples	7,174,540	0	0	7,174,540

Energy	39,287,350	0	0	39,287,350

Financials	24,370,479	0	0	24,370,479

Health care	22,311,746	0	0	22,311,746

Industrials	19,599,161	0	0	19,599,161

Information technology	34,787,077	0	0	34,787,077

Materials	6,878,138	0	0	6,878,138

Real estate	6,371,269	0	0	6,371,269

Utilities	13,642,013	0	0	13,642,013

Corporate bonds and notes	0	330,567,514	0	330,567,514

Foreign corporate bonds and notes	0	20,245,248	0	20,245,248

Municipal obligations	0	28,271,369	0	28,271,369

Non-agency mortgage-backed securities	0	1,599,238	0	1,599,238

Preferred stocks

Energy	308,894	0	0	308,894

Financials	728,572	0	0	728,572

Information technology	149,650	0	0	149,650

Materials	150,168	0	0	150,168

Utilities	208,038	0	0	208,038

Yankee corporate bonds and notes	0	64,370,492	0	64,370,492

Short-term investments			0

Investment companies	33,039,664	0	0	33,039,664

U.S. Treasury securities	206,986	0	0	206,986

	224,932,806	446,451,264	0	671,384,070

Futures contracts	5,335	0	0	5,335

Forward foreign currency contracts	0	245,393	0	245,393

Total assets	$224,938,141	$446,696,657	$0	$671,634,798

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

Notes to financial statements (unaudited)	Wells Fargo Diversified Income Builder Fund	37

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.42% for Class R6 shares, 0.77% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $21,804 from the sale of Class A shares and $270 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended March 31, 2019.

38	Wells Fargo Diversified Income Builder Fund	Notes to financial statements (unaudited)

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $152,612,266 and $190,294,680, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2019, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes.

The volume of the Fund’s futures contracts and forward foreign currency contracts during the six months ended March 31, 2019 was as follows:

Futures contracts
Average notional balance on long futures	$13,197,709

Average notional balance on short futures	2,189,368

Forward foreign currency contracts

Average contract amounts to buy	$2,080,991

Average contract amounts to sell	18,994,666

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Citibank	$245,393	$0	$(245,393)	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements (unaudited)	Wells Fargo Diversified Income Builder Fund	39

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

40	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

42	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	43

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

44	Wells Fargo Diversified Income Builder Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401600 05-19 SA226/SAR226 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Index Asset Allocation Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Asset Allocation Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFAAX)	11-13-1986	1.26	6.66	11.79	7.42	7.94	12.46	1.08	1.08

Class C (WFALX)	4-1-1998	5.64	7.14	11.62	6.64	7.14	11.62	1.83	1.83

Administrator Class (WFAIX)	11-8-1999	–	–	–	7.61	8.16	12.72	1.00	0.90

Institutional Class (WFATX)[3]	10-31-2016	–	–	–	7.79	8.24	12.76	0.75	0.75

Index Asset Allocation Blended Index[4]	–	–	–	–	7.70	8.94	11.94	–	–

Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	4.22	2.16	2.43	–	–

S&P 500 Index[6]	–	–	–	–	9.50	10.91	15.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	5

Ten largest holdings (%) as of March 31, 2019[7]

Microsoft Corporation	2.29

Apple Incorporated	2.12

Amazon.com Incorporated	1.85

Facebook Incorporated Class A	1.00

Berkshire Hathaway Incorporated Class B	0.99

Johnson & Johnson	0.94

Alphabet Incorporated Class C	0.91

Alphabet Incorporated Class A	0.89

Exxon Mobil Corporation	0.87

JPMorgan Chase & Company	0.84

Sector distribution as of March 31, 2019[8]

Neutral target allocation

Effective allocation as of March 31, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for Institutional Class shares would be higher.

[4]

Source: Wells Fargo Funds Management, LLC. Effective April 1, 2015, the Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]	Effective allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,004.24	$5.40	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Class C

Actual	$1,000.00	$1,000.55	$9.13	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Administrator Class

Actual	$1,000.00	$1,005.17	$4.50	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Institutional Class

Actual	$1,000.00	$1,006.18	$3.75	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%

FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$41,167	$48,149

Total Agency Securities (Cost $41,167)				48,149

			Shares
Common Stocks: 59.65%

Communication Services: 6.02%

Diversified Telecommunication Services: 1.22%

AT&T Incorporated			238,418	7,476,788

CenturyLink Incorporated			31,181	373,860

Verizon Communications Incorporated			135,015	7,983,433

				15,834,081

Entertainment: 1.10%

Activision Blizzard Incorporated			24,704	1,124,773

Electronic Arts Incorporated †			9,719	987,742

Netflix Incorporated †			14,150	5,045,324

Take-Two Interactive Software Incorporated †			3,660	345,394

The Walt Disney Company			57,120	6,342,034

Viacom Incorporated Class B			11,535	323,787

				14,169,054

Interactive Media & Services: 2.87%

Alphabet Incorporated Class A †			9,729	11,449,963

Alphabet Incorporated Class C †			9,989	11,720,194

Facebook Incorporated Class A †			77,639	12,941,645

TripAdvisor Incorporated †			3,342	171,946

Twitter Incorporated †			23,539	773,962

				37,057,710

Media: 0.83%

CBS Corporation Class B			11,332	538,610

Charter Communications Incorporated Class A †			5,652	1,960,735

Comcast Corporation Class A			147,464	5,895,611

Discovery Communications Incorporated Class A «†			5,100	137,802

Discovery Communications Incorporated Class C †			11,701	297,439

DISH Network Corporation Class A †			7,515	238,150

Fox Corporation Class A †			11,422	419,302

Fox Corporation Class B †			5,263	188,836

Interpublic Group of Companies Incorporated			12,524	263,129

News Corporation Class A			12,499	155,488

News Corporation Class B			4,026	50,285

Omnicom Group Incorporated			7,281	531,440

				10,676,827

Consumer Discretionary: 6.04%

Auto Components: 0.07%

Aptiv plc			8,500	675,665

BorgWarner Incorporated			6,780	260,420

				936,085

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Automobiles: 0.22%

Ford Motor Company	128,598	$1,129,090

General Motors Company	42,831	1,589,030

Harley-Davidson Incorporated	5,223	186,252

		2,904,372

Distributors: 0.06%

Genuine Parts Company	4,762	533,487

LKQ Corporation †	10,262	291,236

		824,723

Diversified Consumer Services: 0.01%

H&R Block Incorporated	6,734	161,212

Hotels, Restaurants & Leisure: 1.10%

Carnival Corporation	12,906	654,592

Chipotle Mexican Grill Incorporated †	795	564,696

Darden Restaurants Incorporated	4,027	489,160

Hilton Worldwide Holdings Incorporated	9,553	793,950

Marriott International Incorporated Class A	9,182	1,148,576

McDonald’s Corporation	24,936	4,735,346

MGM Resorts International	16,608	426,161

Norwegian Cruise Line Holdings Limited †	7,104	390,436

Royal Caribbean Cruises Limited	5,582	639,809

Starbucks Corporation	40,613	3,019,170

Wynn Resorts Limited	3,163	377,409

Yum! Brands Incorporated	9,992	997,302

		14,236,607

Household Durables: 0.19%

D.R. Horton Incorporated	11,143	461,097

Garmin Limited	3,960	341,946

Leggett & Platt Incorporated	4,280	180,702

Lennar Corporation Class A	9,391	461,004

Mohawk Industries Incorporated †	2,008	253,309

Newell Rubbermaid Incorporated	12,693	194,711

Pulte Group Incorporated	8,357	233,662

Whirlpool Corporation	2,081	276,544

		2,402,975

Internet & Direct Marketing Retail: 2.16%

Amazon.com Incorporated †	13,392	23,847,804

Booking Holdings Incorporated †	1,461	2,549,314

eBay Incorporated	28,024	1,040,811

Expedia Group Incorporated	3,800	452,200

		27,890,129

Leisure Products: 0.04%

Hasbro Incorporated	3,783	321,631

Mattel Incorporated «†	11,273	146,549

		468,180

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	9

Security name	Shares	Value

Multiline Retail: 0.31%

Dollar General Corporation	8,545	$1,019,419

Dollar Tree Incorporated †	7,739	812,905

Kohl’s Corporation	5,363	368,814

Macy’s Incorporated	9,993	240,132

Nordstrom Incorporated	3,467	153,865

Target Corporation	17,041	1,367,711

		3,962,846

Specialty Retail: 1.42%

Advance Auto Parts Incorporated	2,343	399,552

AutoZone Incorporated †	812	831,585

Best Buy Company Incorporated	7,597	539,843

CarMax Incorporated †	5,552	387,530

Foot Locker Incorporated	3,672	222,523

L Brands Incorporated	7,474	206,133

Lowe’s Companies Incorporated	26,036	2,850,161

O’Reilly Automotive Incorporated †	2,554	991,718

Ross Stores Incorporated	12,109	1,127,348

The Gap Incorporated	6,970	182,475

The Home Depot Incorporated	36,688	7,040,060

The TJX Companies Incorporated	40,286	2,143,618

Tiffany & Company	3,538	373,436

Tractor Supply Company	3,951	386,250

ULTA Beauty Incorporated †	1,834	639,571

		18,321,803

Textiles, Apparel & Luxury Goods: 0.46%

Capri Holdings Limited †	4,966	227,195

HanesBrands Incorporated	11,784	210,698

Nike Incorporated Class B	40,978	3,450,757

PVH Corporation	2,464	300,485

Ralph Lauren Corporation	1,713	222,142

Tapestry Incorporated	9,446	306,901

Under Armour Incorporated Class A «†	6,097	128,891

Under Armour Incorporated Class C †	6,255	118,032

VF Corporation	10,578	919,334

		5,884,435

Consumer Staples: 4.37%

Beverages: 1.07%

Brown-Forman Corporation Class B	5,419	286,015

Constellation Brands Incorporated Class A	5,454	956,250

Molson Coors Brewing Company Class B	6,137	366,072

Monster Beverage Corporation †	12,840	700,807

PepsiCo Incorporated	45,854	5,619,408

The Coca-Cola Company	125,592	5,885,241

		13,813,793

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Food & Staples Retailing: 0.88%

Costco Wholesale Corporation	14,368	$3,479,068

Sysco Corporation	15,411	1,028,838

The Kroger Company	26,109	642,281

Wal-Mart Stores Incorporated	46,366	4,522,076

Walgreens Boots Alliance Incorporated	26,078	1,649,955

		11,322,218

Food Products: 0.69%

Archer Daniels Midland Company	18,309	789,667

Campbell Soup Company	6,270	239,075

ConAgra Foods Incorporated	15,743	436,711

General Mills Incorporated	19,487	1,008,452

Hormel Foods Corporation «	8,874	397,200

Kellogg Company	8,210	471,090

Lamb Weston Holdings Incorporated	4,793	359,187

McCormick & Company Incorporated	3,983	599,959

Mondelez International Incorporated Class A	47,051	2,348,786

The Hershey Company	4,538	521,099

The J.M. Smucker Company	3,701	431,167

The Kraft Heinz Company	20,308	663,056

Tyson Foods Incorporated Class A	9,636	669,027

		8,934,476

Household Products: 1.01%

Church & Dwight Company Incorporated	7,988	568,985

Colgate-Palmolive Company	28,065	1,923,575

Kimberly-Clark Corporation	11,218	1,389,910

The Clorox Company	4,178	670,402

The Procter & Gamble Company	81,560	8,486,318

		13,039,190

Personal Products: 0.10%

Coty Incorporated Class A	14,696	169,004

The Estee Lauder Companies Incorporated Class A	7,120	1,178,716

		1,347,720

Tobacco: 0.62%

Altria Group Incorporated	61,158	3,512,304

Philip Morris International Incorporated	50,613	4,473,683

		7,985,987

Energy: 3.24%

Energy Equipment & Services: 0.32%

Baker Hughes Incorporated	16,751	464,338

Halliburton Company	28,345	830,509

Helmerich & Payne Incorporated	3,553	197,405

National Oilwell Varco Incorporated	12,481	332,494

Schlumberger Limited	45,047	1,962,698

TechnipFMC plc	13,875	326,340

		4,113,784

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	11

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 2.92%

Anadarko Petroleum Corporation	16,248	$738,959

Apache Corporation	12,252	424,654

Cabot Oil & Gas Corporation	13,777	359,580

Chevron Corporation	61,985	7,635,312

Cimarex Energy Company	3,315	231,719

Concho Resources Incorporated	6,531	724,680

ConocoPhillips	36,838	2,458,568

Devon Energy Corporation	14,280	450,677

Diamondback Energy Incorporated	5,020	509,681

EOG Resources Incorporated	18,865	1,795,571

Exxon Mobil Corporation	138,302	11,174,802

Hess Corporation	8,305	500,210

HollyFrontier Corporation	5,127	252,607

Kinder Morgan Incorporated	63,346	1,267,553

Marathon Oil Corporation	26,650	445,322

Marathon Petroleum Corporation	22,044	1,319,333

Noble Energy Incorporated	15,737	389,176

Occidental Petroleum Corporation	24,446	1,618,325

ONEOK Incorporated	13,399	935,786

Phillips 66 Company	13,715	1,305,257

Pioneer Natural Resources Company	5,488	835,713

The Williams Companies Incorporated	39,362	1,130,480

Valero Energy Corporation	13,670	1,159,626

		37,663,591

Financials: 7.60%

Banks: 3.22%

Bank of America Corporation	293,964	8,110,467

BB&T Corporation	24,997	1,163,110

Citigroup Incorporated	77,016	4,791,936

Citizens Financial Group Incorporated	15,083	490,198

Comerica Incorporated	5,226	383,170

Fifth Third Bancorp	25,290	637,814

First Republic Bank	5,397	542,183

Huntington Bancshares Incorporated	34,393	436,103

JPMorgan Chase & Company	107,165	10,848,313

KeyCorp	33,180	522,585

M&T Bank Corporation	4,539	712,714

People’s United Financial Incorporated	12,412	204,053

PNC Financial Services Group Incorporated	14,861	1,822,850

Regions Financial Corporation	33,522	474,336

SunTrust Banks Incorporated	14,499	859,066

SVB Financial Group †	1,729	384,460

US Bancorp	49,171	2,369,550

Wells Fargo & Company (l)	134,338	6,491,212

Zions Bancorporation	6,108	277,364

		41,521,484

Capital Markets: 1.57%

Affiliated Managers Group Incorporated	1,704	182,515

Ameriprise Financial Incorporated	4,431	567,611

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Capital Markets (continued)

Bank of New York Mellon Corporation	28,800	$1,452,384

BlackRock Incorporated	3,978	1,700,078

CBOE Holdings Incorporated	3,681	351,315

CME Group Incorporated	11,655	1,918,180

E*TRADE Financial Corporation	8,038	373,204

Franklin Resources Incorporated	9,696	321,325

Intercontinental Exchange Incorporated	18,570	1,413,920

Invesco Limited	13,030	251,609

Moody’s Corporation	5,433	983,862

Morgan Stanley	42,493	1,793,205

MSCI Incorporated	2,766	549,991

Northern Trust Corporation	7,159	647,245

Raymond James Financial Incorporated	4,144	333,219

S&P Global Incorporated	8,119	1,709,455

State Street Corporation	12,422	817,492

T. Rowe Price Group Incorporated	7,719	772,826

The Charles Schwab Corporation	38,721	1,655,710

The Goldman Sachs Group Incorporated	11,185	2,147,408

The NASDAQ OMX Group Incorporated	3,788	331,412

		20,273,966

Consumer Finance: 0.40%

American Express Company	22,520	2,461,436

Capital One Financial Corporation	15,345	1,253,533

Discover Financial Services	10,748	764,828

Synchrony Financial	21,430	683,617

		5,163,414

Diversified Financial Services: 1.00%

Berkshire Hathaway Incorporated Class B †	63,587	12,773,992

Jefferies Financial Group Incorporated	8,602	161,632

		12,935,624

Insurance: 1.41%

AFLAC Incorporated	24,507	1,225,350

American International Group Incorporated	28,403	1,223,033

Aon plc	7,851	1,340,166

Arthur J. Gallagher & Company	5,997	468,366

Assurant Incorporated	2,017	191,433

Brighthouse Financial Incorporated †	3,819	138,592

Chubb Limited	14,954	2,094,756

Cincinnati Financial Corporation	4,943	424,604

Everest Reinsurance Group Limited	1,326	286,363

Lincoln National Corporation	6,653	390,531

Loews Corporation	8,954	429,165

Marsh & McLennan Companies Incorporated	16,508	1,550,101

MetLife Incorporated	31,257	1,330,610

Principal Financial Group Incorporated	8,470	425,109

Prudential Financial Incorporated	13,369	1,228,344

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	13

Security name	Shares	Value

Insurance (continued)

The Allstate Corporation	10,822	$1,019,216

The Hartford Financial Services Group Incorporated	11,756	584,508

The Progressive Corporation	19,101	1,376,991

The Travelers Companies Incorporated	8,590	1,178,204

Torchmark Corporation	3,312	271,418

Unum Group	7,014	237,284

Willis Towers Watson plc	4,223	741,770

		18,155,914

Health Care: 8.69%

Biotechnology: 1.41%

AbbVie Incorporated	48,070	3,873,961

Alexion Pharmaceuticals Incorporated †	7,369	996,141

Amgen Incorporated	20,258	3,848,615

Biogen Incorporated †	6,486	1,533,161

Celgene Corporation †	22,902	2,160,575

Gilead Sciences Incorporated	41,527	2,699,670

Incyte Corporation †	5,811	499,804

Regeneron Pharmaceuticals Incorporated †	2,562	1,052,008

Vertex Pharmaceuticals Incorporated †	8,388	1,542,973

		18,206,908

Health Care Equipment & Supplies: 2.09%

Abbott Laboratories	57,232	4,575,126

ABIOMED Incorporated †	1,432	408,965

Align Technology Incorporated †	2,366	672,725

Baxter International Incorporated	15,568	1,265,834

Becton Dickinson & Company	8,787	2,194,378

Boston Scientific Corporation †	44,846	1,721,189

Danaher Corporation	20,470	2,702,449

Dentsply Sirona Incorporated	7,254	359,726

Edwards Lifesciences Corporation †	6,773	1,295,878

Hologic Incorporated †	8,724	422,242

IDEXX Laboratories Incorporated †	2,798	625,633

Intuitive Surgical Incorporated †	3,725	2,125,411

Medtronic plc	43,657	3,976,280

ResMed Incorporated	4,663	484,812

Stryker Corporation	10,079	1,990,804

Teleflex Incorporated	1,508	455,657

The Cooper Companies Incorporated	1,604	475,057

Varian Medical Systems Incorporated †	2,953	418,499

Zimmer Biomet Holdings Incorporated	6,650	849,205

		27,019,870

Health Care Providers & Services: 1.64%

AmerisourceBergen Corporation	5,069	403,087

Anthem Incorporated	8,353	2,397,144

Cardinal Health Incorporated	9,693	466,718

Centene Corporation †	13,407	711,912

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Health Care Providers & Services (continued)

Cigna Corporation	12,344	$1,985,162

CVS Health Corporation	42,145	2,272,880

DaVita HealthCare Partners Incorporated †	4,122	223,783

HCA Holdings Incorporated	8,640	1,126,483

Henry Schein Incorporated	4,947	297,364

Humana Incorporated	4,407	1,172,262

Laboratory Corporation of America Holdings †	3,205	490,301

McKesson Corporation	6,247	731,274

Quest Diagnostics Incorporated	4,376	393,490

UnitedHealth Group Incorporated	31,203	7,715,254

Universal Health Services Incorporated Class B	2,719	363,721

WellCare Health Plans Incorporated †	1,614	435,377

		21,186,212

Health Care Technology: 0.05%

Cerner Corporation †	10,546	603,337

Life Sciences Tools & Services: 0.64%

Agilent Technologies Incorporated	10,365	833,139

Illumina Incorporated †	4,802	1,491,933

IQVIA Holdings Incorporated †	5,167	743,273

Mettler-Toledo International Incorporated †	809	584,907

PerkinElmer Incorporated	3,618	348,630

Thermo Fisher Scientific Incorporated	13,156	3,601,060

Waters Corporation †	2,334	587,491

		8,190,433

Pharmaceuticals: 2.86%

Allergan plc	10,201	1,493,528

Bristol-Myers Squibb Company	53,379	2,546,712

Eli Lilly & Company	28,108	3,647,294

Johnson & Johnson	86,851	12,140,901

Merck & Company Incorporated	84,138	6,997,757

Mylan NV †	16,786	475,715

Nektar Therapeutics †	5,676	190,714

Perrigo Company plc	4,087	196,830

Pfizer Incorporated	180,899	7,682,781

Zoetis Incorporated	15,609	1,571,358

		36,943,590

Industrials: 5.66%

Aerospace & Defense: 1.53%

Arconic Incorporated	14,081	269,088

General Dynamics Corporation	8,810	1,491,357

Harris Corporation	3,842	613,606

Huntington Ingalls Industries Incorporated	1,354	280,549

L-3 Technologies Incorporated	2,588	534,086

Lockheed Martin Corporation	8,005	2,402,781

Northrop Grumman Corporation	5,514	1,486,574

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	15

Security name	Shares	Value

Aerospace & Defense (continued)

Raytheon Company	9,188	$1,672,951

Textron Incorporated	7,644	387,245

The Boeing Company	17,108	6,525,333

TransDigm Group Incorporated †	1,589	721,390

United Technologies Corporation	26,428	3,406,305

		19,791,265

Air Freight & Logistics: 0.37%

C.H. Robinson Worldwide Incorporated	4,490	390,585

Expeditors International of Washington Incorporated	5,598	424,888

FedEx Corporation	7,883	1,430,055

United Parcel Service Incorporated Class B	22,712	2,537,839

		4,783,367

Airlines: 0.24%

Alaska Air Group Incorporated	4,011	225,097

American Airlines Group Incorporated	13,007	413,102

Delta Air Lines Incorporated	20,117	1,039,043

Southwest Airlines Company	16,148	838,243

United Continental Holdings Incorporated †	7,275	580,400

		3,095,885

Building Products: 0.17%

A.O. Smith Corporation	4,611	245,859

Allegion plc	3,087	280,022

Fortune Brands Home & Security Incorporated	4,602	219,101

Johnson Controls International plc	29,839	1,102,253

Masco Corporation	9,614	377,926

		2,225,161

Commercial Services & Supplies: 0.24%

Cintas Corporation	2,768	559,440

Copart Incorporated †	6,585	398,985

Republic Services Incorporated	7,045	566,277

Rollins Incorporated	4,813	200,317

Waste Management Incorporated	12,745	1,324,333

		3,049,352

Construction & Engineering: 0.05%

Fluor Corporation	4,573	168,286

Jacobs Engineering Group Incorporated	3,832	288,128

Quanta Services Incorporated	4,622	174,434

		630,848

Electrical Equipment: 0.29%

AMETEK Incorporated	7,419	615,554

Eaton Corporation plc	13,831	1,114,225

Emerson Electric Company	20,055	1,373,166

Rockwell Automation Incorporated	3,904	684,996

		3,787,941

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Industrial Conglomerates: 0.91%

3M Company	18,811	$3,908,550

General Electric Company	285,219	2,849,338

Honeywell International Incorporated	23,797	3,781,819

Roper Industries Incorporated	3,385	1,157,568

		11,697,275

Machinery: 0.94%

Caterpillar Incorporated	18,745	2,539,760

Cummins Incorporated	4,713	744,041

Deere & Company	10,380	1,659,139

Dover Corporation	4,731	443,768

Flowserve Corporation	4,271	192,793

Fortive Corporation	9,630	807,861

Illinois Tool Works Incorporated	9,845	1,413,053

Ingersoll-Rand plc	7,897	852,481

PACCAR Incorporated	11,300	769,982

Parker-Hannifin Corporation	4,220	724,236

Pentair plc	5,115	227,669

Snap-on Incorporated	1,815	284,084

Stanley Black & Decker Incorporated	4,936	672,135

Wabtec Corporation	4,592	338,522

Xylem Incorporated	5,860	463,174

		12,132,698

Professional Services: 0.18%

Equifax Incorporated	3,943	467,246

IHS Markit Limited †	11,851	644,457

Nielsen Holdings plc	11,627	275,211

Robert Half International Incorporated	3,884	253,081

Verisk Analytics Incorporated	5,348	711,284

		2,351,279

Road & Rail: 0.63%

CSX Corporation	25,307	1,893,470

J.B. Hunt Transport Services Incorporated	2,849	288,575

Kansas City Southern	3,301	382,850

Norfolk Southern Corporation	8,729	1,631,363

Union Pacific Corporation	23,634	3,951,605

		8,147,863

Trading Companies & Distributors: 0.11%

Fastenal Company	9,363	602,135

United Rentals Incorporated †	2,594	296,365

W.W. Grainger Incorporated	1,473	443,270

		1,341,770

Information Technology: 12.62%

Communications Equipment: 0.75%

Arista Networks Incorporated †	1,700	534,582

Cisco Systems Incorporated	143,536	7,749,509

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	17

Security name	Shares	Value

Communications Equipment (continued)

F5 Networks Incorporated †	1,935	$303,660

Juniper Networks Incorporated	11,362	300,752

Motorola Solutions Incorporated	5,362	752,932

		9,641,435

Electronic Equipment, Instruments & Components: 0.28%

Amphenol Corporation Class A	9,716	917,579

Corning Incorporated	25,651	849,048

FLIR Systems Incorporated	4,404	209,542

IPG Photonics Corporation †	1,154	175,154

Keysight Technologies Incorporated †	6,119	533,577

TE Connectivity Limited	11,084	895,033

		3,579,933

IT Services: 3.07%

Accenture plc Class A	20,796	3,660,512

Akamai Technologies Incorporated †	5,305	380,422

Alliance Data Systems Corporation	1,498	262,120

Automatic Data Processing Incorporated	14,256	2,277,253

Broadridge Financial Solutions Incorporated	3,773	391,222

Cognizant Technology Solutions Corporation Class A	18,733	1,357,206

DXC Technology Company	8,729	561,362

Fidelity National Information Services Incorporated	10,568	1,195,241

Fiserv Incorporated †	12,834	1,132,986

FleetCor Technologies Incorporated †	2,803	691,192

Gartner Incorporated †	2,947	447,001

Global Payments Incorporated	5,157	704,034

International Business Machines Corporation	29,017	4,094,299

Jack Henry & Associates Incorporated	2,520	349,625

MasterCard Incorporated Class A	29,492	6,943,891

Paychex Incorporated	10,455	838,491

PayPal Holdings Incorporated †	38,357	3,982,991

The Western Union Company	14,290	263,936

Total System Services Incorporated	5,308	504,313

VeriSign Incorporated †	3,437	624,022

Visa Incorporated Class A	57,097	8,917,980

		39,580,099

Semiconductors & Semiconductor Equipment: 2.32%

Advanced Micro Devices Incorporated †	28,174	719,000

Analog Devices Incorporated	12,060	1,269,556

Applied Materials Incorporated	30,848	1,223,432

Broadcom Incorporated	12,905	3,880,663

Intel Corporation	146,798	7,883,053

KLA-Tencor Corporation	5,382	642,665

Lam Research Corporation	4,959	887,711

Maxim Integrated Products Incorporated	8,931	474,861

Microchip Technology Incorporated «	7,721	640,534

Micron Technology Incorporated †	36,168	1,494,823

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

NVIDIA Corporation	19,614	$3,521,890

Qorvo Incorporated †	4,001	286,992

QUALCOMM Incorporated	39,667	2,262,209

Skyworks Solutions Incorporated	5,677	468,239

Texas Instruments Incorporated	30,662	3,252,318

Xilinx Incorporated	8,272	1,048,807

		29,956,753

Software: 3.83%

Adobe Systems Incorporated †	15,903	4,237,990

Ansys Incorporated †	2,733	499,346

Autodesk Incorporated †	7,130	1,110,997

Cadence Design Systems Incorporated †	9,127	579,656

Citrix Systems Incorporated	4,078	406,413

Fortinet Incorporated †	4,717	396,086

Intuit Incorporated	8,451	2,209,176

Microsoft Corporation	250,473	29,540,786

Oracle Corporation	83,067	4,461,529

Red Hat Incorporated †	5,763	1,052,900

Salesforce.com Incorporated †	24,919	3,946,422

Symantec Corporation	20,898	480,445

Synopsys Incorporated †	4,880	561,932

		49,483,678

Technology Hardware, Storage & Peripherals: 2.37%

Apple Incorporated	144,071	27,366,286

Hewlett Packard Enterprise Company	44,959	693,717

HP Incorporated	49,902	969,596

NetApp Incorporated	8,057	558,672

Seagate Technology plc	8,361	400,408

Western Digital Corporation	9,411	452,293

Xerox Corporation	6,557	209,693

		30,650,665

Materials: 1.57%

Chemicals: 1.17%

Air Products & Chemicals Incorporated	7,181	1,371,284

Albemarle Corporation «	3,437	281,765

Celanese Corporation Series A	4,172	411,401

CF Industries Holdings Incorporated	7,307	298,710

DowDuPont Incorporated	73,526	3,919,671

Eastman Chemical Company	4,560	346,013

Ecolab Incorporated	8,264	1,458,927

FMC Corporation	4,404	338,315

International Flavors & Fragrances Incorporated	3,307	425,909

Linde plc	18,003	3,167,268

LyondellBasell Industries NV Class A	9,943	836,007

PPG Industries Incorporated	7,712	870,453

The Mosaic Company	11,585	316,386

The Sherwin-Williams Company	2,657	1,144,396

		15,186,505

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	19

Security name	Shares	Value

Construction Materials: 0.07%

Martin Marietta Materials Incorporated	2,049	$412,218

Vulcan Materials Company	4,312	510,541

		922,759

Containers & Packaging: 0.19%

Avery Dennison Corporation	2,741	309,733

Ball Corporation	10,924	632,063

International Paper Company	13,085	605,443

Packaging Corporation of America	3,095	307,581

Sealed Air Corporation	5,094	234,630

WestRock Company	8,383	321,488

		2,410,938

Metals & Mining: 0.14%

Freeport-McMoRan Incorporated	47,455	611,695

Newmont Mining Corporation	17,520	626,690

Nucor Corporation	9,954	580,816

		1,819,201

Real Estate: 1.85%

Equity REITs: 1.81%

Alexandria Real Estate Equities Incorporated	3,692	526,332

American Tower Corporation	14,383	2,834,314

Apartment Investment & Management Company Class A	5,243	263,670

AvalonBay Communities Incorporated	4,521	907,500

Boston Properties Incorporated	5,049	675,960

Crown Castle International Corporation	13,572	1,737,216

Digital Realty Trust Incorporated	6,805	809,795

Duke Realty Corporation	11,728	358,642

Equinix Incorporated	2,726	1,235,314

Equity Residential	12,080	909,866

Essex Property Trust Incorporated	2,147	620,998

Extra Space Storage Incorporated	4,168	424,761

Federal Realty Investment Trust	2,432	335,251

HCP Incorporated	15,603	488,374

Host Hotels & Resorts Incorporated	24,308	459,421

Iron Mountain Incorporated	9,362	331,977

Kimco Realty Corporation	13,818	255,633

Mid-America Apartment Communities Incorporated	3,726	407,364

Prologis Incorporated	20,599	1,482,098

Public Storage Incorporated	4,885	1,063,855

Realty Income Corporation	9,927	730,230

Regency Centers Corporation	5,487	370,318

SBA Communications Corporation †	3,667	732,153

Simon Property Group Incorporated	10,111	1,842,325

SL Green Realty Corporation	2,739	246,291

The Macerich Company	3,460	149,991

UDR Incorporated	9,000	409,140

Ventas Incorporated	11,652	743,514

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Equity REITs (continued)

Vornado Realty Trust	5,670	$382,385

Welltower Incorporated	12,613	978,769

Weyerhaeuser Company	24,386	642,327

		23,355,784

Real Estate Management & Development: 0.04%

CBRE Group Incorporated Class A †	10,186	503,698

Utilities: 1.99%

Electric Utilities: 1.19%

Alliant Energy Corporation	7,704	363,090

American Electric Power Company Incorporated	16,111	1,349,296

Duke Energy Corporation	23,728	2,135,520

Edison International	10,647	659,262

Entergy Corporation	6,183	591,280

Evergy Incorporated	8,315	482,686

Eversource Energy	10,336	733,339

Exelon Corporation	31,649	1,586,564

FirstEnergy Corporation	16,431	683,694

NextEra Energy Incorporated	15,610	3,017,725

Pinnacle West Capital Corporation	3,659	349,727

PPL Corporation	23,487	745,477

The Southern Company	33,811	1,747,352

Xcel Energy Incorporated	16,784	943,429

		15,388,441

Gas Utilities: 0.03%

Atmos Energy Corporation	3,816	392,781

Independent Power & Renewable Electricity Producers: 0.06%

AES Corporation	21,655	391,522

NRG Energy Incorporated	9,165	389,329

		780,851

Multi-Utilities: 0.66%

Ameren Corporation	7,982	587,076

CenterPoint Energy Incorporated	16,347	501,853

CMS Energy Corporation	9,256	514,078

Consolidated Edison Incorporated	10,478	888,639

Dominion Energy Incorporated	26,151	2,004,736

DTE Energy Company	5,938	740,706

NiSource Incorporated	12,174	348,907

Public Service Enterprise Group Incorporated	16,502	980,384

Sempra Energy	8,935	1,124,559

WEC Energy Group Incorporated	10,298	814,366

		8,505,304

Water Utilities: 0.05%

American Water Works Company Incorporated	5,895	614,613

Total Common Stocks (Cost $346,217,830)		769,960,692

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 0.00%

Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	2.82%	12-25-2034	$10,306	$9,863

Total Non-Agency Mortgage-Backed Securities (Cost $10,306)				9,863

U.S. Treasury Securities: 37.66%

U.S. Treasury Bond	2.13	9-30-2024	1,844,000	1,830,530

U.S. Treasury Bond	2.13	11-30-2024	1,852,000	1,837,387

U.S. Treasury Bond	2.25	8-15-2046	2,681,000	2,396,353

U.S. Treasury Bond	2.50	2-15-2045	2,860,000	2,704,488

U.S. Treasury Bond	2.50	2-15-2046	2,659,000	2,506,419

U.S. Treasury Bond	2.50	5-15-2046	2,643,000	2,489,995

U.S. Treasury Bond	2.75	8-15-2042	1,340,000	1,337,069

U.S. Treasury Bond	2.75	11-15-2042	1,781,000	1,775,921

U.S. Treasury Bond	2.75	8-15-2047	2,582,000	2,551,339

U.S. Treasury Bond	2.75	11-15-2047	2,602,000	2,570,695

U.S. Treasury Bond	2.88	5-15-2028	4,464,000	4,641,339

U.S. Treasury Bond	2.88	5-15-2043	2,534,000	2,578,246

U.S. Treasury Bond	2.88	8-15-2045	2,862,000	2,906,831

U.S. Treasury Bond	2.88	11-15-2046	2,645,000	2,683,848

U.S. Treasury Bond	3.00	5-15-2042	904,000	942,385

U.S. Treasury Bond	3.00	11-15-2044	2,772,000	2,880,823

U.S. Treasury Bond	3.00	5-15-2045	2,864,000	2,977,665

U.S. Treasury Bond	3.00	11-15-2045	2,835,000	2,949,064

U.S. Treasury Bond	3.00	2-15-2047	2,651,000	2,757,351

U.S. Treasury Bond	3.00	5-15-2047	2,626,000	2,727,655

U.S. Treasury Bond	3.00	2-15-2048	2,812,000	2,916,461

U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,177,876

U.S. Treasury Bond	3.13	11-15-2041	846,000	901,750

U.S. Treasury Bond	3.13	2-15-2042	1,066,000	1,135,248

U.S. Treasury Bond	3.13	2-15-2043	1,783,000	1,892,975

U.S. Treasury Bond	3.13	8-15-2044	2,827,000	3,003,356

U.S. Treasury Bond	3.13	5-15-2048	2,895,000	3,076,955

U.S. Treasury Bond	3.38	5-15-2044	2,936,000	3,251,849

U.S. Treasury Bond	3.50	2-15-2039	731,000	829,742

U.S. Treasury Bond	3.63	8-15-2043	2,200,000	2,533,180

U.S. Treasury Bond	3.63	2-15-2044	2,898,000	3,340,737

U.S. Treasury Bond	3.75	8-15-2041	929,000	1,089,216

U.S. Treasury Bond	3.75	11-15-2043	2,870,000	3,371,689

U.S. Treasury Bond	3.88	8-15-2040	946,000	1,128,844

U.S. Treasury Bond	4.25	5-15-2039	681,000	853,059

U.S. Treasury Bond	4.25	11-15-2040	977,000	1,226,173

U.S. Treasury Bond	4.38	2-15-2038	381,000	482,798

U.S. Treasury Bond	4.38	11-15-2039	757,000	963,667

U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,374,029

U.S. Treasury Bond	4.38	5-15-2041	842,000	1,075,951

U.S. Treasury Bond	4.50	2-15-2036	837,000	1,061,388

U.S. Treasury Bond	4.50	5-15-2038	428,000	551,284

U.S. Treasury Bond	4.50	8-15-2039	721,000	932,681

U.S. Treasury Bond	4.63	2-15-2040	1,276,000	1,678,339

U.S. Treasury Bond	4.75	2-15-2037	264,000	346,923

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Bond	4.75%	2-15-2041	$1,084,000	$1,452,772

U.S. Treasury Bond	5.00	5-15-2037	375,000	507,642

U.S. Treasury Bond	5.25	11-15-2028	479,000	595,270

U.S. Treasury Bond	5.25	2-15-2029	349,000	435,677

U.S. Treasury Bond	5.38	2-15-2031	752,000	978,423

U.S. Treasury Bond	5.50	8-15-2028	369,000	464,652

U.S. Treasury Bond	6.13	11-15-2027	525,000	677,517

U.S. Treasury Bond	6.13	8-15-2029	293,000	392,425

U.S. Treasury Bond	6.25	5-15-2030	478,000	655,047

U.S. Treasury Bond	6.38	8-15-2027	224,000	291,830

U.S. Treasury Bond	6.88	8-15-2025	224,000	284,358

U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,510,542

U.S. Treasury Note	1.13	3-31-2020	1,987,000	1,962,551

U.S. Treasury Note	1.13	4-30-2020	1,330,000	1,312,180

U.S. Treasury Note	1.13	2-28-2021	3,264,000	3,192,855

U.S. Treasury Note	1.13	6-30-2021	3,343,000	3,262,428

U.S. Treasury Note	1.13	7-31-2021	2,232,000	2,174,892

U.S. Treasury Note	1.13	8-31-2021	2,233,000	2,174,122

U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,130,052

U.S. Treasury Note	1.25	1-31-2020	3,442,000	3,408,656

U.S. Treasury Note	1.25	2-29-2020	1,745,000	1,726,868

U.S. Treasury Note	1.25	3-31-2021	3,250,000	3,186,143

U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,133,556

U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,755,126

U.S. Treasury Note	1.38	1-15-2020	1,638,000	1,624,563

U.S. Treasury Note	1.38	1-31-2020	2,293,000	2,273,563

U.S. Treasury Note	1.38	2-15-2020	1,667,000	1,651,958

U.S. Treasury Note	1.38	2-29-2020	3,442,000	3,409,597

U.S. Treasury Note	1.38	3-31-2020	3,442,000	3,407,042

U.S. Treasury Note	1.38	4-30-2020	3,442,000	3,404,756

U.S. Treasury Note	1.38	5-31-2020	1,380,000	1,363,990

U.S. Treasury Note	1.38	8-31-2020	3,350,000	3,303,414

U.S. Treasury Note	1.38	9-15-2020	1,598,000	1,576,215

U.S. Treasury Note	1.38	9-30-2020	3,356,000	3,307,626

U.S. Treasury Note	1.38	10-31-2020	3,178,000	3,130,330

U.S. Treasury Note	1.38	1-31-2021	3,192,000	3,138,758

U.S. Treasury Note	1.38	4-30-2021	3,245,000	3,186,184

U.S. Treasury Note	1.38	5-31-2021	3,248,000	3,187,227

U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,673,090

U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,751,915

U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,712,784

U.S. Treasury Note	1.50	4-15-2020	1,675,000	1,659,755

U.S. Treasury Note	1.50	5-15-2020	1,678,000	1,661,548

U.S. Treasury Note	1.50	5-31-2020	3,442,000	3,406,908

U.S. Treasury Note	1.50	6-15-2020	1,680,000	1,662,153

U.S. Treasury Note	1.50	7-15-2020	1,683,000	1,664,526

U.S. Treasury Note	1.50	8-15-2020	1,684,000	1,664,068

U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,592,373

U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,590,740

U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,632,434

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	23

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	1.50%	8-15-2026	$4,143,000	$3,909,794

U.S. Treasury Note	1.63	3-15-2020	1,667,000	1,654,823

U.S. Treasury Note	1.63	6-30-2020	3,442,000	3,409,731

U.S. Treasury Note	1.63	7-31-2020	3,213,000	3,181,121

U.S. Treasury Note	1.63	10-15-2020	1,591,000	1,573,785

U.S. Treasury Note	1.63	11-30-2020	2,166,000	2,141,209

U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,225,635

U.S. Treasury Note	1.63	8-31-2022	2,373,000	2,326,096

U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,064,440

U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,670,631

U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,672,757

U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,776,049

U.S. Treasury Note	1.63	2-15-2026	4,269,000	4,081,397

U.S. Treasury Note	1.63	5-15-2026	4,111,000	3,923,436

U.S. Treasury Note	1.75	10-31-2020	1,585,000	1,570,388

U.S. Treasury Note	1.75	11-15-2020	1,588,000	1,573,361

U.S. Treasury Note	1.75	12-31-2020	3,353,000	3,320,518

U.S. Treasury Note	1.75	11-30-2021	2,003,000	1,977,806

U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,614,939

U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,617,642

U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,589,142

U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,427,355

U.S. Treasury Note	1.75	5-31-2022	2,343,000	2,309,228

U.S. Treasury Note	1.75	6-30-2022	2,347,000	2,312,437

U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,742,706

U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,654,596

U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,058,191

U.S. Treasury Note	1.88	6-30-2020	1,888,000	1,876,126

U.S. Treasury Note	1.88	12-15-2020	1,619,000	1,606,984

U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,633,347

U.S. Treasury Note	1.88	1-31-2022	2,358,000	2,334,881

U.S. Treasury Note	1.88	2-28-2022	2,348,000	2,324,612

U.S. Treasury Note	1.88	3-31-2022	2,371,000	2,348,124

U.S. Treasury Note	1.88	4-30-2022	2,376,000	2,351,126

U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,775,928

U.S. Treasury Note	1.88	7-31-2022	2,337,000	2,310,526

U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,733,719

U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,222,095

U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,630,213

U.S. Treasury Note	1.88	8-31-2024	1,968,000	1,929,639

U.S. Treasury Note	2.00	1-31-2020	1,760,000	1,754,363

U.S. Treasury Note	2.00	7-31-2020	1,306,000	1,299,725

U.S. Treasury Note	2.00	9-30-2020	2,093,000	2,082,126

U.S. Treasury Note	2.00	11-30-2020	2,266,000	2,253,696

U.S. Treasury Note	2.00	1-15-2021	1,617,000	1,608,347

U.S. Treasury Note	2.00	2-28-2021	2,421,000	2,407,666

U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,550,109

U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,631,192

U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,639,016

U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,470,439

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.00%	12-31-2021	$2,300,000	$2,286,703

U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,668,900

U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,765,290

U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,220,865

U.S. Treasury Note	2.00	11-30-2022	4,261,000	4,227,711

U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,051,278

U.S. Treasury Note	2.00	4-30-2024	1,930,000	1,907,307

U.S. Treasury Note	2.00	5-31-2024	1,934,000	1,910,807

U.S. Treasury Note	2.00	6-30-2024	1,939,000	1,914,687

U.S. Treasury Note	2.00	2-15-2025	4,486,000	4,414,680

U.S. Treasury Note	2.00	8-15-2025	4,495,000	4,414,406

U.S. Treasury Note	2.00	11-15-2026	4,255,000	4,154,276

U.S. Treasury Note	2.13	8-31-2020	1,477,000	1,472,327

U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,404,487

U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,511,381

U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,432,470

U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,628,024

U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,621,300

U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,610,079

U.S. Treasury Note	2.13	12-31-2022	4,298,000	4,282,218

U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,629,874

U.S. Treasury Note	2.13	2-29-2024	1,960,000	1,949,358

U.S. Treasury Note	2.13	3-31-2024	1,961,000	1,951,042

U.S. Treasury Note	2.13	7-31-2024	1,927,000	1,914,128

U.S. Treasury Note	2.13	5-15-2025	4,466,000	4,421,514

U.S. Treasury Note	2.25	2-29-2020	1,913,000	1,910,534

U.S. Treasury Note	2.25	2-15-2021	1,767,000	1,765,412

U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,439,550

U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,513,231

U.S. Treasury Note	2.25	7-31-2021	2,618,000	2,617,284

U.S. Treasury Note	2.25	12-31-2023	1,886,000	1,886,810

U.S. Treasury Note	2.25	1-31-2024	1,914,000	1,914,822

U.S. Treasury Note	2.25	10-31-2024	1,882,000	1,879,942

U.S. Treasury Note	2.25	11-15-2024	4,492,000	4,485,157

U.S. Treasury Note	2.25	12-31-2024	1,911,000	1,908,387

U.S. Treasury Note	2.25	11-15-2025	4,512,000	4,493,846

U.S. Treasury Note	2.25	2-15-2027	4,295,000	4,264,969

U.S. Treasury Note	2.25	8-15-2027	4,252,000	4,214,961

U.S. Treasury Note	2.25	11-15-2027	4,284,000	4,242,331

U.S. Treasury Note	2.38	12-31-2020	1,317,000	1,318,286

U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,337,897

U.S. Treasury Note	2.38	8-15-2024	4,465,000	4,489,592

U.S. Treasury Note	2.38	5-15-2027	4,355,000	4,363,166

U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,301,937

U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,691,844

U.S. Treasury Note	2.50	5-15-2024	4,360,000	4,412,116

U.S. Treasury Note	2.50	1-31-2025	1,936,000	1,959,141

U.S. Treasury Note	2.63	8-15-2020	3,367,000	3,378,574

U.S. Treasury Note	2.63	11-15-2020	5,315,000	5,339,084

U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,394,109

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.63%	6-30-2023	$2,304,000	$2,340,900

U.S. Treasury Note	2.63	3-31-2025	1,884,000	1,919,546

U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,324,847

U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,382,139

U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,397,149

U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,454,450

U.S. Treasury Note	2.75	11-15-2023	3,936,000	4,023,791

U.S. Treasury Note	2.75	2-15-2024	3,410,000	3,489,922

U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,005,250

U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,010,424

U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,073,420

U.S. Treasury Note	2.75	2-15-2028	3,068,000	3,158,362

U.S. Treasury Note	2.88	4-30-2025	1,884,000	1,946,408

U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,003,154

U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,014,779

U.S. Treasury Note	2.88	8-15-2028	3,133,000	3,258,565

U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,077,499

U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,685,609

U.S. Treasury Note	3.50	5-15-2020	2,864,000	2,898,905

U.S. Treasury Note	3.63	2-15-2020	2,648,000	2,674,790

U.S. Treasury Note	3.63	2-15-2021	2,765,000	2,831,749

U.S. Treasury Note	6.00	2-15-2026	445,000	548,463

U.S. Treasury Note	6.25	8-15-2023	378,000	440,710

U.S. Treasury Note	6.50	11-15-2026	296,000	381,482

U.S. Treasury Note	6.63	2-15-2027	215,000	280,886

U.S. Treasury Note	6.75	8-15-2026	221,000	286,817

U.S. Treasury Note	7.13	2-15-2023	260,000	306,871

U.S. Treasury Note	7.25	8-15-2022	261,000	303,137

U.S. Treasury Note	7.50	11-15-2024	240,000	305,634

U.S. Treasury Note	7.63	11-15-2022	140,000	166,102

U.S. Treasury Note	7.63	2-15-2025	216,000	278,952

U.S. Treasury Note	7.88	2-15-2021	180,000	198,239

U.S. Treasury Note	8.00	11-15-2021	511,000	584,975

U.S. Treasury Note	8.13	5-15-2021	181,000	202,649

U.S. Treasury Note	8.13	8-15-2021	175,000	198,427

U.S. Treasury Note	8.50	2-15-2020	162,000	170,518

U.S. Treasury Note	8.75	5-15-2020	130,000	139,120

U.S. Treasury Note	8.75	8-15-2020	288,000	312,570

Total U.S. Treasury Securities (Cost $482,267,391)				486,063,190

	Yield		Shares
Short-Term Investments: 2.59%

Investment Companies: 2.44%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55		957,247	957,342

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38		30,506,112	30,506,112

				31,463,454

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.15%

U.S. Treasury Bill (z)#	1.19%	4-2-2019	$693,000	$692,954

U.S. Treasury Bill (z)#	2.29	4-23-2019	1,314,000	1,312,073

				2,005,027

Total Short-Term Investments (Cost $33,468,428)				33,468,481

Total investments in securities (Cost $862,005,122)	99.91%	1,289,550,375

Other assets and liabilities, net	0.09	1,177,829

Total net assets	100.00%	$1,290,728,204

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Chicago Board Option Exchange VIX Future	161	5-22-2019	$2,579,465	$2,628,325	$48,860	$0

S&P 500 E-Mini Index	36	6-21-2019	5,054,030	5,108,040	54,010	0

5-Year U.S. Treasury Notes	219	6-28-2019	25,141,249	25,366,359	225,110	0

Short

S&P 500 E-Mini Index	(206)	6-21-2019	(28,941,760)	(29,229,340)	0	(287,580)

					$327,980	$(287,580)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	27

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	140,237	5,925	11,824	134,338	$10,423	$(597,645)	$122,346	$6,491,212	0.50%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,344,731	13,498,930	13,886,414	957,247	34	(34)	16,527	957,342
Wells Fargo Government Money Market Fund Select Class	15,043,298	107,559,225	92,096,411	30,506,112	0	0	165,927	30,506,112

								31,463,454	2.44

					$10,457	$(597,679)	$304,800	$37,954,666	2.94%

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Asset Allocation Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $935,502 of securities loaned), at value (cost $826,506,029)	$1,251,595,709
Investments in affiliated securities, at value (cost $35,499,093)	37,954,666
Receivable for Fund shares sold	1,098,727
Receivable for dividends and interest	3,637,129
Receivable for daily variation margin on open futures contracts	42,131
Receivable for securities lending income	34
Prepaid expenses and other assets	485,200

Total assets	1,294,813,596

Liabilities
Payable for Fund shares redeemed	1,014,991
Payable upon receipt of securities loaned	957,012
Payable for investments purchased	775,871
Management fee payable	609,213
Payable for daily variation margin on open futures contracts	268,573
Administration fees payable	205,369
Distribution fee payable	89,054
Trustees’ fees and expenses payable	1,080
Accrued expenses and other liabilities	164,229

Total liabilities	4,085,392

Total net assets	$1,290,728,204

NET ASSETS CONSIST OF
Paid-in capital	$878,098,096
Total distributable earnings	412,630,108

Total net assets	$1,290,728,204

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$815,323,266
Shares outstanding – Class A1	24,271,563
Net asset value per share – Class A	$33.59
Maximum offering price per share – Class A2	$35.64
Net assets – Class C	$142,233,547
Shares outstanding – Class C1	6,966,181
Net asset value per share – Class C	$20.42
Net assets – Administrator Class	$217,218,471
Shares outstanding – Administrator Class[1]	6,465,236
Net asset value per share – Administrator Class	$33.60
Net assets – Institutional Class	$115,952,920
Shares outstanding – Institutional Class[1]	3,455,595
Net asset value per share – Institutional Class	$33.56

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo Index Asset Allocation Fund	29

Investment income
Dividends	$7,693,108
Interest	5,189,650
Income from affiliated securities	291,192

Total investment income	13,173,950

Expenses
Management fee	3,790,136
Administration fees
Class A	822,064
Class C	151,116
Administrator Class	134,234
Institutional Class	70,778
Shareholder servicing fees
Class A	978,648
Class C	179,900
Administrator Class	257,376
Distribution fee
Class C	539,700
Custody and accounting fees	49,863
Professional fees	25,431
Registration fees	56,397
Shareholder report expenses	61,707
Trustees’ fees and expenses	10,969
Other fees and expenses	70,309

Total expenses	7,198,628
Less: Fee waivers and/or expense reimbursements	(316,466)

Net expenses	6,882,162

Net investment income	6,291,788

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	7,981,453
Affiliated securities	10,457
Futures contracts	583,222

Net realized gains on investments	8,575,132

Net change in unrealized gains (losses) on:
Unaffiliated securities	(9,439,182)
Affiliated securities	(597,679)
Futures contracts	(635,946)

Net change in unrealized gains (losses) on investments	(10,672,807)

Net realized and unrealized gains (losses) on investments	(2,097,675)

Net increase in net assets resulting from operations	$4,194,113

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Asset Allocation Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$6,291,788		$9,894,627
Net realized gains on investments		8,575,132		39,659,948
Net change in unrealized gains (losses) on investments		(10,672,807)		71,110,422

Net increase in net assets resulting from operations		4,194,113		120,664,997

Distributions to shareholders from net investment income and net realized gains
Net investment income
Class A		(26,506,393)		(11,409,252)
Class C		(4,556,813)		(919,168)
Administrator Class		(7,220,054)		(3,520,207)
Institutional Class		(3,874,237)		(1,662,226)

Total distributions to shareholders		(42,157,497)		(17,510,853)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,063,622	34,675,046	868,341	29,002,760
Class C	1,021,076	20,037,652	1,103,845	22,374,800
Administrator Class	843,620	27,519,267	1,794,727	59,667,463
Institutional Class	611,866	19,856,825	2,309,266	76,336,619

		102,088,790		187,381,642

Reinvestment of distributions
Class A	809,685	25,837,340	335,827	11,110,101
Class C	213,127	4,123,803	41,176	823,476
Administrator Class	224,693	7,175,396	105,701	3,497,234
Institutional Class	79,205	2,527,843	33,425	1,106,808

		39,664,382		16,537,619

Payment for shares redeemed
Class A	(1,582,996)	(51,640,662)	(2,943,621)	(97,771,815)
Class C	(1,545,342)	(30,626,217)	(1,723,765)	(34,885,653)
Administrator Class	(856,692)	(27,787,761)	(4,039,923)	(133,486,696)
Institutional Class	(431,615)	(13,992,038)	(1,057,098)	(35,104,912)

		(124,046,678)		(301,249,076)

Net increase (decrease) in net assets resulting from capital share transactions		17,706,494		(97,329,815)

Total increase (decrease) in net assets		(20,256,890)		5,824,329

Net assets
Beginning of period		1,310,985,094		1,305,160,765

End of period		$1,290,728,204		$1,310,985,094

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	31

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$34.63	$31.99	$29.61	$28.72	$28.20	$24.48
Net investment income	0.17	0.27	0.25	0.22	0.27	0.38
Net realized and unrealized gains (losses) on investments	(0.09)	2.83	2.67	2.45	0.76	3.72

Total from investment operations	0.08	3.10	2.92	2.67	1.03	4.10
Distributions to shareholders from
Net investment income	(0.16)	(0.27)	(0.27)	(0.21)	(0.22)	(0.38)
Net realized gains	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)	0.00

Total distributions to shareholders	(1.12)	(0.46)	(0.54)	(1.78)	(0.51)	(0.38)
Net asset value, end of period	$33.59	$34.63	$31.99	$29.61	$28.72	$28.20
Total return[1]	0.42%	9.76%	9.99%	9.68%	3.62%	16.83%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.08%	1.09%	1.10%	1.22%	1.20%
Net expenses	1.08%	1.07%	1.09%	1.10%	1.15%	1.15%
Net investment income	1.04%	0.80%	0.79%	0.79%	0.90%	1.42%
Supplemental data
Portfolio turnover rate	7%	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$815,323	$830,487	$822,769	$828,421	$736,276	$708,873

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.07	$19.45	$17.99	$17.47	$17.20	$14.94
Net investment income	0.03	0.01	0.01	0.01 [1]	0.05	0.11
Net realized and unrealized gains (losses) on investments	(0.06)	1.73	1.62	1.48	0.45	2.27

Total from investment operations	(0.03)	1.74	1.63	1.49	0.50	2.38
Distributions to shareholders from
Net investment income	(0.04)	(0.00)[2]	(0.01)	(0.02)	(0.05)	(0.12)
Net realized gains	(0.58)	(0.12)	(0.16)	(0.95)	(0.18)	0.00

Total distributions to shareholders	(0.62)	(0.12)	(0.17)	(0.97)	(0.23)	(0.12)
Net asset value, end of period	$20.42	$21.07	$19.45	$17.99	$17.47	$17.20
Total return[3]	0.06%	8.97%	9.14%	8.86%	2.86%	15.96%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.83%	1.84%	1.85%	1.98%	1.95%
Net expenses	1.83%	1.82%	1.84%	1.85%	1.90%	1.90%
Net investment income	0.28%	0.05%	0.04%	0.03%	0.10%	0.67%
Supplemental data
Portfolio turnover rate	7%	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$142,234	$153,322	$152,820	$136,881	$62,019	$24,093

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$34.64	$31.99	$29.63	$28.75	$28.21	$24.49
Net investment income	0.20	0.32	0.30	0.28	0.35	0.45
Net realized and unrealized gains (losses) on investments	(0.09)	2.84	2.68	2.45	0.76	3.72

Total from investment operations	0.11	3.16	2.98	2.73	1.11	4.17
Distributions to shareholders from
Net investment income	(0.19)	(0.32)	(0.35)	(0.28)	(0.28)	(0.45)
Net realized gains	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)	0.00

Total distributions to shareholders	(1.15)	(0.51)	(0.62)	(1.85)	(0.57)	(0.45)
Net asset value, end of period	$33.60	$34.64	$31.99	$29.63	$28.75	$28.21
Total return[1]	0.52%	9.94%	10.20%	9.91%	3.89%	17.12%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.00%	0.99%	1.02%	1.09%	1.04%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.22%	0.97%	0.96%	0.98%	1.12%	1.68%
Supplemental data
Portfolio turnover rate	7%	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$217,218	$216,611	$268,512	$206,908	$85,380	$59,783

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017[1]
Net asset value, beginning of period	$34.59	$31.96	$29.27
Net investment income	0.22	0.39	0.35
Net realized and unrealized gains (losses) on investments	(0.07)	2.81	3.03

Total from investment operations	0.15	3.20	3.38
Distributions to shareholders from
Net investment income	(0.22)	(0.38)	(0.42)
Net realized gains	(0.96)	(0.19)	(0.27)

Total distributions to shareholders	(1.18)	(0.57)	(0.69)
Net asset value, end of period	$33.56	$34.59	$31.96
Total return[2]	0.62%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.75%	0.74%
Net expenses	0.75%	0.74%	0.74%
Net investment income	1.37%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	7%	9%	9%
Net assets, end of period (000s omitted)	$115,953	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Index Asset Allocation Fund	35

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending

36	Wells Fargo Index Asset Allocation Fund	Notes to financial statements (unaudited)

Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Index Asset Allocation Fund	37

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $861,420,730 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$428,457,625

Gross unrealized losses	(287,580)

Net unrealized gains	$428,170,045

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38	Wells Fargo Index Asset Allocation Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$48,149	$0	$48,149

Common stocks

Communication services	77,737,672	0	0	77,737,672

Consumer discretionary	77,993,367	0	0	77,993,367

Consumer staples	56,443,384	0	0	56,443,384

Energy	41,777,375	0	0	41,777,375

Financials	98,050,402	0	0	98,050,402

Health care	112,150,350	0	0	112,150,350

Industrials	73,034,704	0	0	73,034,704

Information technology	162,892,563	0	0	162,892,563

Materials	20,339,403			20,339,403

Real estate	23,859,482	0	0	23,859,482

Utilities	25,681,990	0	0	25,681,990

Non-agency mortgage-backed securities	0	9,863	0	9,863

U.S. Treasury securities	486,063,190	0	0	486,063,190

Short-term investments

Investment companies	30,506,112	957,342	0	31,463,454

U.S. Treasury securities	2,005,027	0		2,005,027

	1,288,535,021	1,015,354	0	1,289,550,375

Futures contracts	327,980	0	0	327,980

Total assets	$1,288,863,001	$1,015,354	$0	$1,289,878,355

Liabilities

Futures contracts	$287,580	$0	$0	$287,580

Total liabilities	$287,580	$0	$0	$287,580

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Future contracts are reported at the cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Index Asset Allocation Fund	39

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019,

40	Wells Fargo Index Asset Allocation Fund	Notes to financial statements (unaudited)

Funds Distributor received $22,133 from the sale of Class A shares and $130 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$41,792,761	$41,140,775	$64,225,923	$41,108,253

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2019, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $85,509,292 and $19,636,774 in long and short futures contracts, respectively, during the six months ended March 31, 2019.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of March 31, 2019 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$102,870	*	Unrealized losses on futures contracts	$287,580	*

Interest rate risk	Unrealized gains on futures contracts	225,110	*	Unrealized losses on futures contracts	0	*

		$327,980			$287,580

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of March 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(399,827)	$(325,350)

Interest rate risk	983,049	(310,596)

	$583,222	$(635,946)

Notes to financial statements (unaudited)	Wells Fargo Index Asset Allocation Fund	41

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

42	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	43

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

44	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	45

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

46	Wells Fargo Index Asset Allocation Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401601 05-19 SA227/SAR227 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo International Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Bond Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Bond Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Fargo Asset Management (International), LLC

Portfolio managers

Michael Lee

Alex Perrin

Lauren van Biljon, CFA®‡*

Peter Wilson

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (ESIYX)[3]	9-30-2003	-9.67	-1.97	1.75	-5.44	-1.06	2.22	1.08	1.03

Class C (ESIVX)[3]	9-30-2003	-7.12	-1.79	1.45	-6.12	-1.79	1.45	1.83	1.78

Class R6 (ESIRX)[4]	11-30-2012	–	–	–	-4.99	-0.67	2.58	0.70	0.65

Administrator Class (ESIDX)[5]	7-30-2010	–	–	–	-5.22	-0.88	2.39	1.02	0.85

Institutional Class (ESICX)[3]	12-15-1993	–	–	–	-5.18	-0.74	2.53	0.75	0.70

Bloomberg Barclays Global Aggregate ex-USD Index[6]	–	–	–	–	-4.13	-0.26	2.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred salescharge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	5

Ten largest holdings (%) as of March 31, 2019[7]

Poland, 2.50%, 7-25-2027	5.35

Canada, 2.00%, 6-1-2028	4.71

Mexico, 8.50%, 5-31-2028	4.15

Malaysia, 3.73%, 6-15-2028	3.98

Australian Government Bond Series 136, 4.75%, 4-21-2027	3.68

New Zealand, 4.50%, 4-15-2027	3.42

Singapore, 2.75%, 3-1-2046	3.38

Italy Buoni Poliennali del Tesoro, 1.45%, 11-15-2024	3.02

Hungary, 3.00%, 10-27-2027	2.99

Indonesia, 7.50%, 8-15-2032	2.74

Portfolio composition as of March 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Ms. van Biljon became a portfolio manager of the Fund on October 3, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for this class prior to July 12, 2010, is based on the performance of the same class of the Fund’s predecessor, Evergreen International Bond Fund.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares.

[6]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,041.28	$5.24	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class C

Actual	$1,000.00	$1,037.55	$9.04	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.06	$8.95	1.78%
Class R6

Actual	$1,000.00	$1,043.61	$3.31	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class

Actual	$1,000.00	$1,042.05	$4.33	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class

Actual	$1,000.00	$1,042.73	$3.56	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo International Bond Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 7.86%

United States: 7.86%

Abbott Laboratories (Health Care, Health Care Equipment & Supplies)	3.40%	11-30-2023	$353,000	$360,426

AbbVie Incorporated (Health Care, Biotechnology)	4.25	11-14-2028	825,000	843,428

Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.15	8-22-2027	750,000	756,232

Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027	750,000	740,042

B.A.T. Capital Corporation (Consumer Staples, Tobacco)	3.56	8-15-2027	750,000	710,722

Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030	775,000	790,703

Bayer US Finance LLC (Health Care, Pharmaceuticals) 144A	4.25	12-15-2025	600,000	606,835

BP Capital Markets America Incorporated (Energy, Oil, Gas & Consumable Fuels)	3.22	4-14-2024	825,000	836,000

Broadcom Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) %%144A	4.25	4-15-2026	1,725,000	1,712,252

CVS Health Corporation (Health Care, Health Care Providers & Services)	4.10	3-25-2025	600,000	616,360

Discovery Communications LLC (Communication Services, Media)	3.95	3-20-2028	700,000	680,746

DowDuPont Incorporated (Materials, Chemicals)	4.21	11-15-2023	800,000	836,918

Fox Corporation (Communication Services, Media) 144A	4.03	1-25-2024	300,000	311,304

Goldman Sachs Group Incorporated (Financials, Capital Markets)	3.75	2-25-2026	750,000	753,338

JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026	750,000	751,487

Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026	750,000	727,774

Qualcomm Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	3.25	5-20-2027	750,000	732,690

Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	4.33	9-21-2028	750,000	795,168

Walmart Incorporated (Consumer Staples, Food & Staples Retailing)	3.70	6-26-2028	750,000	789,634

Total Corporate Bonds and Notes (Cost $14,245,390)				14,352,059

Foreign Corporate Bonds and Notes @: 1.67%

Austria: 0.09%

Sappi Papier Holding Gmbh (Materials, Paper & Forest Products, EUR) 144A	3.13	4-15-2026	150,000	169,415

France: 0.25%

Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	4.50	3-7-2024	400,000	444,843

Luxembourg: 0.17%

LSF10 Wolverine Investment SCA (Financials, Diversified Financial Services, EUR)	5.00	3-15-2024	275,000	310,383

Netherlands: 0.36%

Selecta Group BV (Consumer Discretionary, Internet & Direct Marketing Retail, EUR)	5.88	2-1-2024	300,000	342,835

Sigma Holdco BV (Consumer Staples, Food Products, EUR)	5.75	5-15-2026	300,000	315,483

				658,318

United Kingdom: 0.80%

CPUK Finance Limited (Consumer Discretionary, Consumer Finance, GBP)	4.25	2-28-2047	250,000	324,442

Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail, GBP)	4.00	6-15-2024	300,000	396,004

Pinnacle Bidco plc (Consumer Discretionary, Consumer Finance, GBP)	6.38	2-15-2025	200,000	267,617

RAC Bond Company plc (Consumer Discretionary, Automobiles, GBP)	5.00	11-6-2022	400,000	474,530

				1,462,593

Total Foreign Corporate Bonds and Notes (Cost $3,152,983)				3,045,552

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo International Bond Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @: 81.46%

Australian Government Bond Series 136 (AUD)	4.75%	4-21-2027	7,700,000	$6,726,013

Australian Government Bond Series 148 (AUD)	2.75	11-21-2027	2,600,000	1,997,152

Brazil (BRL)	10.00	1-1-2021	7,775,000	2,074,007

Brazil (BRL)	10.00	1-1-2023	3,400,000	918,340

Brazil (BRL)	10.00	1-1-2025	8,845,000	2,401,368

Canada (CAD)	2.00	6-1-2028	11,150,000	8,609,534

Canada (CAD) 144A	2.65	12-15-2028	5,000,000	3,923,897

Colombia (COP)	6.00	4-28-2028	14,375,000,000	4,383,829

Colombia (COP)	7.75	9-18-2030	7,300,000,000	2,488,539

Czech Republic (CZK)	0.75	2-23-2021	14,300,000	608,754

France (EUR) 144A	2.00	5-25-2048	900,000	1,182,005

Hungary (HUF)	3.00	10-27-2027	1,500,000,000	5,458,932

India (INR)	7.17	1-8-2028	125,000,000	1,767,954

India (INR)	7.80	4-11-2021	80,000,000	1,181,725

India (INR)	8.79	11-8-2021	180,000,000	2,728,257

Indonesia (IDR)	7.50	8-15-2032	74,500,000,000	4,996,784

Indonesia (IDR)	8.38	3-15-2024	24,250,000,000	1,783,226

Indonesia (IDR)	8.38	9-15-2026	23,700,000,000	1,742,133

Italy Buoni Poliennali del Tesoro (EUR)	1.45	11-15-2024	5,000,000	5,507,525

Italy Buoni Poliennali del Tesoro (EUR)	2.20	6-1-2027	2,225,000	2,489,200

Korea Treasury Bond (KRW)	2.00	3-10-2020	2,685,000,000	2,369,851

Korea Treasury Bond (KRW)	2.38	3-10-2023	2,640,000,000	2,378,821

Malaysia (MYR)	3.66	10-15-2020	3,050,000	750,461

Malaysia (MYR)	3.73	6-15-2028	29,900,000	7,273,174

Malaysia (MYR)	3.90	11-30-2026	4,500,000	1,119,431

Malaysia (MYR)	3.96	9-15-2025	4,100,000	1,019,636

Mexico (MXN)	5.75	3-5-2026	42,750,000	1,945,463

Mexico (MXN)	8.50	5-31-2029	143,200,000	7,584,043

Mexico (MXN)	10.00	12-5-2024	11,650,000	658,880

New South Wales (AUD)	5.00	8-20-2024	1,550,000	1,281,606

New South Wales (AUD)	6.00	5-1-2020	2,350,000	1,746,166

New Zealand (NZD)	2.75	4-15-2037	1,085,000	802,561

New Zealand (NZD)	3.00	4-20-2029	1,390,000	1,049,203

New Zealand (NZD)	4.50	4-15-2027	7,575,000	6,254,250

Poland (PLN)	2.50	7-25-2027	38,000,000	9,772,673

Queensland Treasury Corporation (AUD) 144A	2.75	8-20-2027	2,400,000	1,775,360

Queensland Treasury Corporation (AUD) 144A	4.75	7-21-2025	3,000,000	2,483,558

Republic of Peru (PEN)	5.70	8-12-2024	3,750,000	1,194,520

Republic of Peru (PEN)	6.35	8-12-2028	9,625,000	3,143,686

Republic of South Africa (ZAR)	7.75	2-28-2023	15,500,000	1,074,029

Republic of South Africa (ZAR)	8.75	2-28-2048	56,100,000	3,511,316

Republic of South Africa (ZAR)	10.50	12-21-2026	35,800,000	2,736,469

Romania (RON)	3.25	4-29-2024	5,675,000	1,270,993

Romania (RON)	3.40	3-8-2022	2,500,000	578,042

Romania (RON)	5.00	2-12-2029	8,000,000	1,889,630

Romania (RON)	5.75	4-29-2020	6,750,000	1,625,120

Singapore (SGD)	2.63	5-1-2028	4,000,000	3,083,977

Singapore (SGD)	2.75	3-1-2046	8,050,000	6,170,093

Thailand (THB)	3.85	12-12-2025	27,000,000	932,880

Turkey (TRY)	9.40	7-8-2020	2,300,000	350,641

Turkey (TRY)	10.70	2-17-2021	4,050,000	599,274

Turkey (TRY)	11.00	2-24-2027	900,000	109,766

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)

Turkey (TRY)	13.00%	11-13-2019	7,195,000	$1,212,717

United Kingdom Gilt Bonds (GBP)	1.25	7-22-2027	865,000	1,157,310

United Kingdom Gilt Bonds (GBP)	1.50	7-22-2047	3,825,000	4,914,116

Total Foreign Government Bonds (Cost $149,016,661)				148,788,890

U.S. Treasury Securities: 4.12%

U.S. Treasury Bond	3.13	11-15-2028	$4,400,000	4,672,078

U.S. Treasury Note	2.63	2-15-2029	2,800,000	2,854,469

Total U.S. Treasury Securities (Cost $7,451,300)				7,526,547

Yankee Corporate Bonds and Notes: 3.74%

Canada: 0.43%

Alimentation Couche-Tard Incorporated (Consumer Staples, Food & Staples Retailing)	3.55	7-26-2027	800,000	782,668

Cayman Islands: 0.87%

Tencent Holdings Limited (Communication Services, Interactive Media & Services)	3.60	1-19-2028	1,000,000	987,539

UPCB Finance IV Limited (Financials, Diversified Financial Services)	5.38	1-15-2025	600,000	609,000

				1,596,539

France: 0.82%

Danone SA (Consumer Staples, Food Products)	2.95	11-2-2026	750,000	719,508

Electricite de France SA (Utilities, Electric Utilities)	4.50	9-21-2028	750,000	774,245

				1,493,753

Ireland: 0.27%

Ardagh Packaging Finance plc (Financials, Diversified Financial Services)	4.63	5-15-2023	500,000	503,125

Spain: 0.42%

Telefonica Emisiones SAU (Communication Services, Diversified Telecommunication Services)	4.10	3-8-2027	750,000	759,968

United Kingdom: 0.93%

International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6.25	2-15-2022	500,000	519,375

Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles)	3.50	3-15-2020	600,000	595,500

Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	4.38	5-30-2028	575,000	584,986

				1,699,861

Total Yankee Corporate Bonds and Notes (Cost $6,764,377)				6,835,914

	Yield		Shares
Short-Term Investments: 1.42%

Investment Companies: 1.42%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.38		2,601,873	2,601,873

Total Short-Term Investments (Cost $2,601,873)				2,601,873

Total investments in securities (Cost $183,232,584)	100.27%	183,150,835

Other assets and liabilities, net	(0.27)	(487,364)

Total net assets	100.00%	$182,663,471

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Bond Fund	Portfolio of investments—March 31, 2019 (unaudited)

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

@	Foreign bond principal is denominated in the local currency of the issuer.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

COP	Colombian peso

CZK	Czech koruna

EUR	Euro

GBP	Great British pound

HUF	Hungarian forint

IDR	Indonesian rupiah

INR	Indian rupee

JPY	Japanese yen

KRW	Republic of Korea won

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

NZD	New Zealand dollar

PEN	Peruvian sol

PLN	Polish zloty

RON	Romanian lei

SGD	Singapore dollar

THB	Thai baht

TRY	Turkish lira

ZAR	South African rand

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

$2,125,000,000 IDR	$148,841 USD	State Street Bank	4-23-2019	$0	$(10)

24,350,000,000 IDR	1,727,686 USD	State Street Bank	4-23-2019	0	(22,261)

2,500,000,000 IDR	175,562 USD	State Street Bank	4-23-2019	0	(467)

7,019,696 USD	101,575,000,000 IDR	State Street Bank	4-23-2019	0	(94,412)

21,000,000 EUR	23,972,550 USD	State Street Bank	4-29-2019	0	(361,926)

4,300,000 EUR	4,913,976 USD	State Street Bank	4-29-2019	0	(79,419)

300,000 EUR	341,467 USD	State Street Bank	4-29-2019	0	(4,173)

570,290 USD	500,000 EUR	State Street Bank	4-29-2019	8,132	0

854,448 USD	750,000 EUR	State Street Bank	4-29-2019	11,211	0

973,619 USD	850,000 EUR	State Street Bank	4-29-2019	17,951	0

1,998,855 USD	1,750,000 EUR	State Street Bank	4-29-2019	31,303	0

2,403,979 USD	2,100,000 EUR	State Street Bank	4-29-2019	42,917	0

1,140,113 USD	1,000,000 EUR	State Street Bank	4-29-2019	15,798	0

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo International Bond Fund	11

Forward Foreign Currency Contracts (continued)

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

2,430,277 USD	2,135,000 EUR	State Street Bank	4-29-2019	$29,863	$0

1,701,408 USD	1,500,000 EUR	State Street Bank	4-29-2019	14,935	0

393,631 USD	350,000 EUR	State Street Bank	4-29-2019	121	0

119,000,000 HUF	432,950 USD	State Street Bank	5-6-2019	0	(16,333)

170,000,000 HUF	611,111 USD	State Street Bank	5-6-2019	0	(15,944)

175,000,000 HUF	626,067 USD	State Street Bank	5-6-2019	0	(13,395)

240,000,000 HUF	864,221 USD	State Street Bank	5-6-2019	0	(23,986)

154,400,000 HUF	556,778 USD	State Street Bank	5-6-2019	0	(16,226)

95,000,000 HUF	337,766 USD	State Street Bank	5-6-2019	0	(5,173)

7,998,975 USD	2,185,000,000 HUF	State Street Bank	5-6-2019	349,332	0

850,000 NZD	577,765 USD	State Street Bank	5-13-2019	1,524	0

8,809,302 USD	12,950,000 NZD	State Street Bank	5-13-2019	0	(16,336)

1,375,000 AUD	977,537 USD	State Street Bank	5-21-2019	0	(306)

1,275,000 AUD	910,940 USD	State Street Bank	5-21-2019	0	(4,781)

200,000 AUD	141,692 USD	State Street Bank	5-21-2019	451	0

220,000 AUD	156,226 USD	State Street Bank	5-21-2019	131	0

8,675,635 USD	12,190,000 AUD	State Street Bank	5-21-2019	12,042	0

5,882,110 USD	8,300,000 AUD	State Street Bank	5-21-2019	0	(16,809)

2,250,000,000 JPY	20,451,534 USD	State Street Bank	5-31-2019	0	(57,332)

784,120 USD	86,500,000 JPY	State Street Bank	5-31-2019	76	0

1,368,075 USD	150,000,000 JPY	State Street Bank	5-31-2019	8,462	0

678,149 USD	75,000,000 JPY	State Street Bank	5-31-2019	0	(1,658)

1,206,454 USD	133,000,000 JPY	State Street Bank	5-31-2019	930	0

399,107 USD	535,000 CAD	State Street Bank	6-7-2019	0	(1,890)

317,283 USD	425,000 CAD	State Street Bank	6-7-2019	0	(1,267)

3,508,790 USD	4,700,000 CAD	State Street Bank	6-7-2019	0	(13,990)

3,325,000 GBP	4,393,768 USD	State Street Bank	6-10-2019	0	(48,292)

392,153 USD	300,000 GBP	State Street Bank	6-10-2019	79	0

6,000,000 ZAR	411,254 USD	State Street Bank	6-12-2019	1,069	0

865,000,000 JPY	7,837,111 USD	State Street Bank	6-12-2019	10,590	0

1,435,000 ZAR	98,248 USD	State Street Bank	6-12-2019	366	0

1,685,000 PLN	448,798 USD	State Street Bank	6-12-2019	0	(8,945)

7,976,293 USD	30,550,000 PLN	State Street Bank	6-12-2019	1,501	0

4,887,047 USD	71,800,000 ZAR	State Street Bank	6-12-2019	0	(47,088)

3,335,000,000 JPY	30,095,340 USD	State Street Bank	6-18-2019	176,223	0

				$735,007	$(872,419)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Bond Fund	Portfolio of investments—March 31, 2019 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,592,910	72,686,916	71,677,953	2,601,873	$0	$0	$23,537	$2,601,873	1.42%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019 (unaudited)	Wells Fargo International Bond Fund	13

Assets
Investments in unaffiliated securities, at value (cost $180,630,711)	$180,548,962
Investments in affiliated securities, at value (cost $2,601,873)	2,601,873
Receivable for investments sold	1,015,717
Receivable for Fund shares sold	63,526
Receivable for interest	2,399,619
Unrealized gains on forward foreign currency contracts	735,007
Prepaid expenses and other assets	306,516

Total assets	187,671,220

Liabilities
Payable for investments purchased	2,920,416
Unrealized losses on forward foreign currency contracts	872,419
Due to custodian bank, foreign currency, at value (cost $647,620)	657,350
Payable for Fund shares redeemed	460,843
Management fee payable	55,417
Contingent tax liability	24,605
Administration fees payable	13,749
Trustees’ fees and expenses payable	2,056
Distribution fee payable	894

Total liabilities	5,007,749

Total net assets	$182,663,471

NET ASSETS CONSIST OF
Paid-in capital	$204,260,327
Total distributable loss	(21,596,856)

Total net assets	$182,663,471

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$14,125,453
Shares outstanding – Class A1	1,400,340
Net asset value per share – Class A	$10.09
Maximum offering price per share – Class A2	$10.57
Net assets – Class C	$1,370,405
Shares outstanding – Class C1	141,756
Net asset value per share – Class C	$9.67
Net assets – Class R6	$21,651,501
Shares outstanding – Class R6[1]	2,105,091
Net asset value per share – Class R6	$10.29
Net assets – Administrator Class	$19,553,339
Shares outstanding – Administrator Class[1]	1,925,075
Net asset value per share – Administrator Class	$10.16
Net assets – Institutional Class	$125,962,773
Shares outstanding – Institutional Class[1]	12,287,486
Net asset value per share – Institutional Class	$10.25

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Bond Fund	Statement of operations—six months ended March 31, 2019 (unaudited)

Investment income
Interest (net of foreign interest withholding taxes of $68,409)	$6,319,515
Income from affiliated securities	23,537

Total investment income	6,343,052

Expenses
Management fee	849,195
Administration fees
Class A	15,088
Class C	1,673
Class R6	4,562
Administrator Class	11,384
Institutional Class	83,573
Shareholder servicing fees
Class A	23,574
Class C	2,613
Administrator Class	28,461
Distribution fee
Class C	7,841
Custody and accounting fees	158,589
Professional fees	28,026
Registration fees	37,438
Shareholder report expenses	51,658
Trustees’ fees and expenses	12,701
Interest expense	5,081
Other fees and expenses	8,323

Total expenses	1,329,780
Less: Fee waivers and/or expense reimbursements	(282,091)

Net expenses	1,047,689

Net investment income	5,295,363

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(17,336,684)
Forward foreign currency contracts	(3,883,940)

Net realized losses on investments	(21,220,624)

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,378,387
Forward foreign currency contracts	6,170,772

Net change in unrealized gains (losses) on investments	26,549,159

Net realized and unrealized gains (losses) on investments	5,328,535

Net increase in net assets resulting from operations	$10,623,898

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Bond Fund	15

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$5,295,363		$14,884,133
Net realized gains (losses) on investments		(21,220,624)		1,924,156
Net change in unrealized gains (losses) on investments		26,549,159		(41,587,049)

Net increase (decrease) in net assets resulting from operations		10,623,898		(24,778,760)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	190,704	1,898,241	1,692,946	17,128,341
Class C	2,589	24,451	23,686	231,626
Class R6	185,660	1,844,415	4,470,576	47,127,812
Administrator Class	203,293	1,998,627	1,854,064	19,444,887
Institutional Class	1,375,789	13,661,217	7,578,500	78,408,711

		19,426,951		162,341,377

Payment for shares redeemed
Class A	(3,384,271)	(32,594,669)	(3,876,760)	(38,897,182)
Class C	(145,290)	(1,384,490)	(88,726)	(868,829)
Class R6	(3,125,697)	(30,892,997)	(2,380,029)	(24,249,955)
Administrator Class	(1,140,999)	(11,164,255)	(2,955,066)	(30,390,707)
Institutional Class	(14,070,265)	(141,815,852)	(25,163,647)	(261,878,241)

		(217,852,263)		(356,284,914)

Net decrease in net assets resulting from capital share transactions		(198,425,312)		(193,943,537)

Total decrease in net assets		(187,801,414)		(218,722,297)

Net assets
Beginning of period		370,464,885		589,187,182

End of period		$182,663,471		$370,464,885

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
CLASS A		2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$9.69	$10.31	$10.77	$9.74	$10.84	$11.32	$11.83
Net investment income	0.15 [2]	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]	0.37 [2]	0.36 [2]
Net realized and unrealized gains (losses) on investments	0.25	(0.89)	(0.57)	0.85	(1.33)	(0.34)	(0.73)

Total from investment operations	0.40	(0.62)	(0.31)	1.09	(1.02)	0.03	(0.37)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)	(0.12)	(0.02)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.51)	(0.14)
Net asset value, end of period	$10.09	$9.69	$10.31	$10.77	$9.74	$10.84	$11.32
Total return[3]	4.13%	(6.01)%	(2.78)%	11.24%	(9.50)%	0.26%	(3.18)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.08%	1.03%	1.08%	1.06%	1.05%	1.05%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	3.44%	2.75%	2.61%	2.64%	3.07%	3.29%	2.93%
Supplemental data
Portfolio turnover rate	55%	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$14,125	$44,519	$69,885	$54,399	$79,727	$102,624	$113,846

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
CLASS C		2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$9.32	$10.00	$10.52	$9.58	$10.70	$11.19	$11.76
Net investment income	0.11 [2]	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]	0.28 [2]	0.26 [2]
Net realized and unrealized gains (losses) on investments	0.24	(0.87)	(0.55)	0.83	(1.32)	(0.34)	(0.71)

Total from investment operations	0.35	(0.68)	(0.37)	1.00	(1.09)	(0.06)	(0.45)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.04)	(0.00)[3]
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.43)	(0.12)
Net asset value, end of period	$9.67	$9.32	$10.00	$10.52	$9.58	$10.70	$11.19
Total return[4]	3.76%	(6.80)%	(3.43)%	10.49%	(10.21)%	(0.52)%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.83%	1.78%	1.83%	1.81%	1.80%	1.80%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	2.71%	2.00%	1.88%	1.86%	2.33%	2.54%	2.15%
Supplemental data
Portfolio turnover rate	55%	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$1,370	$2,652	$3,493	$5,520	$6,895	$11,597	$16,097

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
CLASS R6		2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.86	$10.45	$10.88	$9.80	$10.88	$11.36	$11.80
Net investment income	0.17 [3]	0.31 [3]	0.30 [3]	0.28 [3]	0.35 [3]	0.42 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	0.26	(0.90)	(0.58)	0.86	(1.34)	(0.35)	(0.69)

Total from investment operations	0.43	(0.59)	(0.28)	1.14	(0.99)	0.07	(0.30)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	(0.16)	(0.02)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.55)	(0.14)
Net asset value, end of period	$10.29	$9.86	$10.45	$10.88	$9.80	$10.88	$11.36
Total return[4]	4.36%	(5.65)%	(2.48)%	11.69%	(9.18)%	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.72%	0.65%	0.70%	0.68%	0.67%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.83%	3.18%	3.01%	3.00%	3.46%	3.64%	3.70%
Supplemental data
Portfolio turnover rate	55%	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$21,652	$49,749	$30,876	$12,501	$13,152	$5,729	$2,433

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	19

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$9.75	$10.36	$10.80	$9.75	$10.84	$11.32	$11.81
Net investment income	0.16 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]	0.39 [2]	0.36 [2]
Net realized and unrealized gains (losses) on investments	0.25	(0.90)	(0.57)	0.85	(1.34)	(0.34)	(0.71)

Total from investment operations	0.41	(0.61)	(0.29)	1.11	(1.01)	0.05	(0.35)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)	(0.14)	(0.02)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.53)	(0.14)
Net asset value, end of period	$10.16	$9.75	$10.36	$10.80	$9.75	$10.84	$11.32
Total return[3]	4.21%	(5.89)%	(2.59)%	11.44%	(9.36)%	0.43%	(2.98)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.01%	0.97%	1.02%	0.99%	0.99%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.63%	2.93%	2.80%	2.85%	3.26%	3.47%	3.15%
Supplemental data
Portfolio turnover rate	55%	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$19,553	$27,911	$41,045	$50,825	$266,849	$359,383	$334,778

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$9.83	$10.43	$10.86	$9.79	$10.87	$11.35	$11.82
Net investment income	0.17 [2]	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]	0.41 [2]	0.37
Net realized and unrealized gains (losses) on investments	0.25	(0.91)	(0.57)	0.86	(1.34)	(0.35)	(0.70)

Total from investment operations	0.42	(0.60)	(0.28)	1.13	(0.99)	0.06	(0.33)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	(0.15)	(0.02)
Net realized gains	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.54)	(0.14)
Net asset value, end of period	$10.25	$9.83	$10.43	$10.86	$9.79	$10.87	$11.35
Total return[3]	4.27%	(5.75)%	(2.48)%	11.60%	(9.20)%	0.55%	(2.78)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.74%	0.70%	0.75%	0.73%	0.72%	0.72%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.78%	3.06%	2.96%	2.95%	3.41%	3.62%	3.26%
Supplemental data
Portfolio turnover rate	55%	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$125,963	$245,633	$443,888	$553,208	$689,964	$832,072	$1,115,163

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo International Bond Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are

22	Wells Fargo International Bond Fund	Notes to financial statements (unaudited)

closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $176,498,223 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,505,019

Gross unrealized losses	(4,989,819)

Net unrealized gains	$6,515,200

As of September 30, 2018, the Fund had capital loss carryforwards which consisted of $5,740,832 in short-term capital losses and $1,023,725 in long-term capital losses.

As of September 30, 2018, the Fund had current year net deferred post-October capital losses consisting of $554,050 in long-term losses which was recognized on the first day of the current fiscal year.

As of September 30, 2018, the Fund had a qualified late-year ordinary loss of $3,203,994 which was recognized on the first day of the current fiscal year.

Notes to financial statements (unaudited)	Wells Fargo International Bond Fund	23

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$14,352,059	$0	$14,352,059

Foreign corporate bonds and notes	0	3,045,552	0	3,045,552

Foreign government bonds	0	148,788,890	0	148,788,890

U.S. Treasury securities	7,526,547	0	0	7,526,547

Yankee corporate bonds and notes	0	6,835,914	0	6,835,914

Short-term investments

Investment companies	2,601,873	0	0	2,601,873

	10,128,420	173,022,415	0	183,150,835

Forward foreign currency contracts	0	735,007	0	735,007

Total assets	$10,128,420	$173,757,422	$0	$183,885,842

Liabilities

Forward foreign currency contracts	$0	$872,419	$0	$872,419

Total liabilities	$0	$872,419	$0	$872,419

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

24	Wells Fargo International Bond Fund	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Asset Management (International), LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements (unaudited)	Wells Fargo International Bond Fund	25

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $43 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$47,026,471	$105,893,592	$63,583,214	$284,826,432

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2019, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $233,572,823 and $187,286,419 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended March 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$735,007	$(735,007)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$872,419	$(735,007)	$0	$137,412

26	Wells Fargo International Bond Fund	Notes to financial statements (unaudited)

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the six months ended March 31, 2019, the Fund had average borrowings outstanding of $137,324 (on an annualized basis) at an average rate of 3.70% and paid interest in the amount of $5,081.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Other information (unaudited)	Wells Fargo International Bond Fund	27

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo International Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo International Bond Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo International Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo International Bond Fund	31

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401602 05-19 SA235/SAR235 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Strategic Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Strategic Income Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Strategic Income Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Fargo Asset Management (International), LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®‡

Alex Perrin

Scott M. Smith, CFA®‡

Lauren van Biljon, CFA®‡*

Noah Wise, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WSIAX)	1-31-2013	-1.83	1.27	1.17	2.28	2.09	1.85		1.47	0.92

Class C (WSICX)	1-31-2013	0.50	1.34	1.11	1.50	1.34	1.11		2.22	1.67

Administrator Class (WSIDX)	1-31-2013	–	–	–	2.39	2.19	1.98		1.41	0.77

Institutional Class (WSINX)	1-31-2013	–	–	–	2.52	2.40	2.17		1.14	0.62

Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	–	4.53	3.00	2.61	+	–	–

ICE BofAML 3-Month LIBOR Constant Maturity Index[4]	–	–	–	–	2.48	0.99	0.86	+	–	–
+	Return is based on inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	5

Ten largest holdings (%) as of March 31, 2019[5]

iShares JPMorgan USD Emerging Markets Bond ETF	1.79

Foundation Finance Trust Series 2019-1A Class A, 3.86%, 11-15-2034	1.22

Mexico, 6.50%, 6-9-2022	1.10

SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1.09

Poland, 2.50%, 7-25-2027	1.07

Bowman Park CLO Limited Series 2014-1A Class AR, 3.83%, 11-23-2025	1.07

Vaneck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	0.97

Indonesia, 7.88%, 4-15-2019	0.96

Citigroup Commercial Mortgage Trust Series 2018-C6 Class AS, 4.64%, 11-10-2051	0.94

Coinstar Funding LLC Series 2017-1A Class A2, 5.22%, 4-25-2047	0.94

Portfolio composition as of March 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Ms. van Biljon became a portfolio manager of the Fund on October 3, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]

The ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,025.56	$4.55	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Class C

Actual	$1,000.00	$1,021.66	$8.32	1.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Administrator Class

Actual	$1,000.00	$1,023.38	$3.78	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Institutional Class

Actual	$1,000.00	$1,027.54	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 8.14%

AmeriCredit Automobile Receivables Trust Series 2015-4 Class D	3.72%	12-8-2021	$300,000	$303,013

AmeriCredit Automobile Receivables Trust Series 2018-3 Class D	4.04	11-18-2024	1,500,000	1,528,055

Ascentium Equipment Receivables LLC Series 2016-1A Class B 144A	2.85	7-10-2020	283,553	283,631

Avis Budget Rental Car Funding LLC Series 2016-1A Class A 144A	2.99	6-20-2022	230,000	230,351

Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	649,843

Bank of the West Auto Trust Series 2018-1 Class C 144A	3.98	5-15-2024	1,500,000	1,533,742

Capital Auto Receivables Trust Series 2018-2 Class C 144A	3.69	12-20-2023	1,200,000	1,209,649

Chesapeake Funding II LLC Series 2017-3A Class C 144A	2.78	8-15-2029	800,000	795,978

Chesapeake Funding II LLC Series 2017-4A Class D 144A	3.26	11-15-2029	400,000	393,414

Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,586,738	1,616,976

Dell Equipment Finance Trust Series 2017-2 Class D 144A	3.27	10-23-2023	400,000	399,032

DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	489,662	483,819

Hertz Vehicle Financing LLC Series 2015-1A Class B 144A	3.52	3-25-2021	1,500,000	1,497,389

SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	303,506

SoFi Consumer Loan Program Trust Series 2016-3A 144A	3.05	12-26-2025	151,057	151,096

SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	700,445

SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	296,262

Store Master Funding LLC Series 2014-1A Class A2 144A	5.00	4-20-2044	97,583	98,319

Tesla Auto Lease Trust Series 2018-A Class E 144A	4.94	3-22-2021	350,000	351,070

Tesla Auto Lease Trust Series 2018-B Class D 144A	5.29	11-22-2021	1,200,000	1,212,662

Total Asset-Backed Securities (Cost $13,924,923)				14,038,252

Corporate Bonds and Notes: 20.78%

Communication Services: 3.62%

Diversified Telecommunication Services: 1.38%

AT&T Incorporated	5.25	3-1-2037	1,360,000	1,433,462

Hughes Satellite Systems Corporation	6.50	6-15-2019	700,000	703,570

Verizon Communications Incorporated	5.50	3-16-2047	205,000	240,370

				2,377,402

Entertainment: 0.09%

Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	150,000	150,938

Media: 1.88%

CCO Holdings LLC	5.25	9-30-2022	50,000	50,938

CCO Holdings LLC 144A	5.38	5-1-2025	150,000	154,875

Charter Communications Operating LLC	4.91	7-23-2025	700,000	738,152

Cox Communications Incorporated 144A	3.50	8-15-2027	200,000	195,855

CSC Holdings LLC 144A	5.50	5-15-2026	200,000	205,560

Discovery Communications LLC	3.80	3-13-2024	100,000	100,864

Gray Television Incorporated 144A	5.13	10-15-2024	50,000	50,125

Gray Television Incorporated 144A	5.88	7-15-2026	150,000	152,655

Interpublic Group of Companies Incorporated	4.65	10-1-2028	750,000	781,526

National CineMedia LLC	6.00	4-15-2022	175,000	176,750

Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	74,250

Outfront Media Capital Corporation	5.88	3-15-2025	100,000	102,500

Salem Media Group Incorporated 144A	6.75	6-1-2024	50,000	45,250

The E.W. Scripps Company 144A	5.13	5-15-2025	150,000	142,875

Time Warner Cable Incorporated	3.80	2-15-2027	265,000	263,641

				3,235,816

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.27%

Sprint Communications Incorporated 144A	7.00%	3-1-2020	$150,000	$153,938

Sprint Spectrum Company 144A	5.15	9-20-2029	65,000	66,463

T-Mobile USA Incorporated	4.75	2-1-2028	25,000	24,781

T-Mobile USA Incorporated	6.38	3-1-2025	220,000	229,086

				474,268

Consumer Discretionary: 1.72%

Auto Components: 0.32%

Adient Global Holdings 144A	3.50	8-15-2024	515,000	434,674

Allison Transmission Incorporated 144A	5.00	10-1-2024	50,000	49,875

Allison Transmission Incorporated 144A	5.88	6-1-2029	25,000	25,281

Cooper Tire & Rubber Company	8.00	12-15-2019	50,000	51,438

				561,268

Automobiles: 0.05%

Ford Motor Company	7.45	7-16-2031	80,000	85,353

Distributors: 0.15%

LKQ Corporation	4.75	5-15-2023	250,000	251,475

Diversified Consumer Services: 0.16%

Carriage Services Incorporated 144A	6.63	6-1-2026	25,000	25,563

Service Corporation International	4.63	12-15-2027	150,000	149,063

Service Corporation International	5.38	5-15-2024	100,000	102,625

				277,251

Hotels, Restaurants & Leisure: 0.43%

Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	225,000	228,375

KFC Holding Company 144A	5.00	6-1-2024	250,000	255,000

Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	250,000	253,750

				737,125

Specialty Retail: 0.54%

Asbury Automotive Group Incorporated	6.00	12-15-2024	175,000	179,979

Group 1 Automotive Incorporated	5.00	6-1-2022	50,000	50,125

Levi Strauss & Company	5.00	5-1-2025	150,000	154,500

Lithia Motors Incorporated 144A	5.25	8-1-2025	175,000	175,875

Penske Auto Group Incorporated	5.38	12-1-2024	150,000	149,250

Penske Auto Group Incorporated	5.75	10-1-2022	50,000	50,813

Sonic Automotive Incorporated	5.00	5-15-2023	175,000	168,000

				928,542

Textiles, Apparel & Luxury Goods: 0.07%

The William Carter Company 144A	5.63	3-15-2027	75,000	77,531

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	50,000	48,625

				126,156

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.16%

Food Products: 0.16%

Darling Ingredients Incorporated 144A%%	5.25%	4-15-2027	$25,000	$25,375

Darling Ingredients Incorporated	5.38	1-15-2022	250,000	253,750

				279,125

Energy: 2.94%

Energy Equipment & Services: 0.49%

Bristow Group Incorporated 144A«	8.75	3-1-2023	125,000	90,000

Diamond Offshore Drilling Incorporated	4.88	11-1-2043	125,000	79,063

Era Group Incorporated	7.75	12-15-2022	40,000	39,500

Hilcorp Energy Company 144A	5.75	10-1-2025	175,000	171,938

NGPL PipeCo LLC 144A	4.88	8-15-2027	200,000	202,000

NGPL PipeCo LLC 144A	7.77	12-15-2037	100,000	120,000

Oceaneering International Incorporated	6.00	2-1-2028	150,000	142,500

				845,001

Oil, Gas & Consumable Fuels: 2.45%

Archrock Partners LP 144A	6.88	4-1-2027	25,000	25,493

Baker Hughes LLC	2.77	12-15-2022	520,000	516,808

Buckeye Partners LP	5.60	10-15-2044	400,000	384,692

Carrizo Oil & Gas Incorporated	8.25	7-15-2025	100,000	103,500

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	75,000	78,656

Cheniere Energy Partners LP	5.25	10-1-2025	100,000	102,250

Cheniere Energy Partners LP 144A	5.63	10-1-2026	100,000	102,500

Denbury Resources Incorporated 144A	9.00	5-15-2021	75,000	72,938

Denbury Resources Incorporated 144A	9.25	3-31-2022	100,000	96,500

EnLink Midstream Partners LP	4.40	4-1-2024	50,000	49,500

EnLink Midstream Partners LP	4.85	7-15-2026	225,000	223,313

Exterran Partners LP	6.00	4-1-2021	150,000	149,888

Murphy Oil Corporation	5.75	8-15-2025	155,000	160,055

Murphy Oil Corporation	6.88	8-15-2024	50,000	52,938

Nabors Industries Incorporated	5.75	2-1-2025	150,000	134,435

Phillips 66	4.88	11-15-2044	250,000	274,539

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	150,000	153,188

Rockies Express Pipeline LLC 144A	6.88	4-15-2040	75,000	80,495

Rose Rock Midstream LP	5.63	11-15-2023	100,000	93,910

SemGroup Corporation	7.25	3-15-2026	125,000	121,250

Southern Star Central Corporation 144A	5.13	7-15-2022	200,000	199,500

Sunoco Logistics Partner LP	5.40	10-1-2047	750,000	748,324

Tallgrass Energy Partners LP 144A	5.50	9-15-2024	275,000	281,875

Ultra Resources Incorporated 144A	7.13	4-15-2025	75,000	15,375

				4,221,922

Financials: 4.51%

Banks: 0.58%

Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	287,856

JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	350,000	352,433

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00%	12-31-2049	$100,000	$104,258

PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	246,250

				990,797

Capital Markets: 0.57%

Blackstone Holdings Finance Company LLC 144A	3.15	10-2-2027	100,000	97,213

Goldman Sachs Group Incorporated	4.25	10-21-2025	765,000	783,591

MSCI Incorporated 144A	4.75	8-1-2026	100,000	102,750

				983,554

Consumer Finance: 1.73%

FirstCash Incorporated 144A	5.38	6-1-2024	175,000	178,939

Ford Motor Credit Company LLC	3.20	1-15-2021	1,500,000	1,478,700

General Motors Financial Company Incorporated	5.65	1-17-2029	170,000	175,748

LPL Holdings Incorporated 144A	5.75	9-15-2025	250,000	253,200

Springleaf Finance Corporation	7.13	3-15-2026	25,000	25,453

Springleaf Finance Corporation	7.75	10-1-2021	150,000	161,625

Synchrony Financial	3.95	12-1-2027	750,000	709,135

				2,982,800

Diversified Financial Services: 0.13%

Brookfield Finance LLC	4.00	4-1-2024	200,000	202,938

Vantiv LLC 144A	4.38	11-15-2025	25,000	25,735

				228,673

Insurance: 1.44%

American Equity Investment Life Insurance Company	5.00	6-15-2027	100,000	101,639

Brighthouse Financial Incorporated	3.70	6-22-2027	75,000	67,648

Brighthouse Financial Incorporated	4.70	6-22-2047	700,000	557,461

Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	210,551

HUB International Limited 144A	7.00	5-1-2026	100,000	99,000

Lincoln National Corporation	7.00	6-15-2040	855,000	1,134,287

MetLife Incorporated	6.40	12-15-2066	200,000	214,500

USI Incorporated 144A	6.88	5-1-2025	100,000	97,125

				2,482,211

Mortgage REITs: 0.06%

CC Holdings GS V LLC	3.85	4-15-2023	100,000	102,430

Health Care: 2.39%

Biotechnology: 0.49%

Celgene Corporation	3.45	11-15-2027	850,000	841,756

Health Care Equipment & Supplies: 0.13%

Hologic Incorporated 144A	4.38	10-15-2025	225,000	223,830

Health Care Providers & Services: 1.77%

CHS Incorporated	5.13	8-1-2021	175,000	172,043

CVS Health Corporation	5.05	3-25-2048	730,000	735,792

Davita Incorporated	5.00	5-1-2025	150,000	143,738

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)

Halfmoon Parent Incorporated 144A	4.38%	10-15-2028	$750,000	$777,354

Highmark Incorporated 144A	6.13	5-15-2041	850,000	971,007

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	25,000	24,938

MPT Operating Partnership LP	5.25	8-1-2026	200,000	205,750

Select Medical Corporation	6.38	6-1-2021	25,000	25,063

				3,055,685

Industrials: 1.24%

Aerospace & Defense: 0.04%

RBS Global & Rexnord LLC 144A	4.88	12-15-2025	75,000	74,063

Airlines: 0.26%

BBA US Holdings Incorporated 144A	5.38	5-1-2026	275,000	283,250

United Airlines	4.15	2-25-2033	150,000	155,404

				438,654

Commercial Services & Supplies: 0.41%

Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	50,000	51,000

Aramark Services Incorporated 144A	5.00	4-1-2025	200,000	204,800

Covanta Holding Corporation	5.88	3-1-2024	75,000	76,875

Covanta Holding Corporation	6.00	1-1-2027	100,000	99,750

KAR Auction Services Incorporated 144A	5.13	6-1-2025	275,000	271,906

				704,331

Electrical Equipment: 0.09%

Resideo Funding Incorporated 144A	6.13	11-1-2026	150,000	154,875

Industrial Conglomerates: 0.23%

General Electric Company (3 Month LIBOR +3.33%) ±	5.00	12-29-2049	430,000	400,782

Machinery: 0.13%

Stevens Holding Company Incorporated 144A	6.13	10-1-2026	150,000	154,500

Trimas Corporation 144A	4.88	10-15-2025	75,000	73,875

				228,375

Transportation Infrastructure: 0.08%

Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	133,669

Information Technology: 2.03%

Communications Equipment: 0.42%

Motorola Solutions Incorporated	5.50	9-1-2044	750,000	730,912

Electronic Equipment, Instruments & Components: 0.06%

Arrow Electronics Incorporated	3.50	4-1-2022	100,000	100,623

IT Services: 0.25%

First Data Corporation 144A	5.00	1-15-2024	25,000	25,600

Gartner Incorporated 144A	5.13	4-1-2025	325,000	328,478

Zayo Group LLC	6.38	5-15-2025	75,000	75,375

				429,453

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.39%

Broadcom Corporation	3.88%	1-15-2027	$695,000	$664,410

Software: 0.36%

CDK Global Incorporated	5.00	10-15-2024	200,000	205,340

Citrix Systems Incorporated	4.50	12-1-2027	250,000	246,985

SS&C Technologies Incorporated 144A	5.50	9-30-2027	25,000	25,250

Symantec Corporation 144A	5.00	4-15-2025	150,000	150,273

				627,848

Technology Hardware, Storage & Peripherals: 0.55%

Diamond 1 Finance Corporation 144A	8.35	7-15-2046	575,000	694,998

NCR Corporation	5.00	7-15-2022	50,000	49,875

NCR Corporation	5.88	12-15-2021	100,000	101,680

NCR Corporation	6.38	12-15-2023	100,000	102,818

				949,371

Materials: 0.55%

Containers & Packaging: 0.49%

Crown Americas Capital Corporation V	4.25	9-30-2026	150,000	145,125

Crown Americas Capital Corporation VI	4.75	2-1-2026	75,000	75,360

Owens-Illinois Incorporated 144A	6.38	8-15-2025	50,000	52,375

Silgan Holdings Incorporated	3.25	3-15-2025	500,000	578,991

				851,851

Metals & Mining: 0.06%

Novelis Corporation 144A	5.88	9-30-2026	75,000	74,625

Novelis Corporation 144A	6.25	8-15-2024	25,000	25,563

				100,188

Real Estate: 0.72%

Equity REITs: 0.32%

CoreCivic Incorporated	4.63	5-1-2023	100,000	96,500

ESH Hospitality Incorporated 144A	5.25	5-1-2025	150,000	149,063

Sabra Health Care LP	5.38	6-1-2023	250,000	252,813

The Geo Group Incorporated	5.88	10-15-2024	50,000	43,625

				542,001

Real Estate Management & Development: 0.40%

Newmark Group Incorporated	6.13	11-15-2023	290,000	298,999

Washington Prime Group	3.85	4-1-2020	400,000	398,080

				697,079

Utilities: 0.90%

Electric Utilities: 0.29%

NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	125,000	121,875

Oglethorpe Power Corporation	4.25	4-1-2046	400,000	375,303

				497,178

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.01%

Suburban Propane Partners LP	5.88%	3-1-2027	$25,000	$23,688

Independent Power & Renewable Electricity Producers: 0.60%

NSG Holdings LLC 144A	7.75	12-15-2025	83,818	89,685

Pattern Energy Group Incorporated 144A	5.88	2-1-2024	325,000	330,688

TerraForm Global Operating LLC 144A	6.13	3-1-2026	25,000	24,375

TerraForm Power Operating LLC 144A	4.25	1-31-2023	75,000	74,099

TerraForm Power Operating LLC 144A	5.00	1-31-2028	525,000	506,625

				1,025,472

Total Corporate Bonds and Notes (Cost $34,924,710)				35,818,201

			Shares
Exchange-Traded Funds: 4.45%

iShares JPMorgan USD Emerging Markets Bond ETF			28,000	3,081,680

SPDR Bloomberg Barclays Short Term High Yield Bond ETF			69,000	1,880,250

Vaneck Vectors JPMorgan Emerging Markets Local Currency Bond ETF			50,000	1,668,000

Vanguard Intermediate-Term Corporate Bond ETF «			12,000	1,042,440

Total Exchange-Traded Funds (Cost $7,546,630)				7,672,370

			Principal
Foreign Corporate Bonds and Notes @: 7.79%

Communication Services: 0.92%

Diversified Telecommunication Services: 0.59%

Cellnex Telecom SA (EUR)	2.38	1-16-2024	500,000	568,868

Global Switch Holdings Limited (EUR)	2.25	5-31-2027	400,000	453,142

				1,022,010

Media: 0.33%

Altice Luxembourg SA (EUR)	7.25	5-15-2022	300,000	340,007

Altice SA 144A (EUR)	7.25	5-15-2022	200,000	226,671

				566,678

Consumer Discretionary: 1.14%

Auto Components: 0.28%

HP Pelzer Holding GmbH 144A (EUR)	4.13	4-1-2024	450,000	479,124

Automobiles: 0.33%

Peugeot SA Company (EUR)	2.00	3-20-2025	500,000	571,632

Diversified Consumer Services: 0.27%

Intertrust Group BV 144A (EUR)	3.38	11-15-2025	400,000	458,235

Hotels, Restaurants & Leisure: 0.26%

Accor SA (EUR)	1.25	1-25-2024	400,000	456,415

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.80%

Food & Staples Retailing: 0.24%

Casino Guichard Perracho SA (EUR)	3.58%	2-7-2025	400,000	$415,453

Food Products: 0.56%

Danone SA (EUR) (5 Year EUR Swap +1.43%) ±	1.75	12-31-2099	400,000	439,233

Sigma Holdings Company BV 144A (EUR)	5.75	5-15-2026	500,000	525,805

				965,038

Energy: 0.07%

Oil, Gas & Consumable Fuels: 0.07%

Total SA (EUR) (5 Year EUR Swap +3.78%) ±	3.88	12-29-2049	100,000	121,792

Financials: 2.93%

Banks: 1.81%

Asian Development Bank (INR)	6.45	8-8-2021	36,000,000	513,016

Bankia SA (EUR) (5 Year EUR Swap +5.82%) ±	6.00	12-31-2099	600,000	658,691

Caixa Geral de Depositos SA (EUR) (5 Year EUR Swap +5.50%) ±	5.75	6-28-2028	400,000	475,597

European Bank for Reconstruction and Development (EUR)	6.00	5-4-2020	38,500,000	548,059

International Finance Corporation (INR)	7.80	6-3-2019	29,900,000	430,620

International Finance Corporation (INR)	5.85	11-25-2022	35,250,000	491,965

				3,117,948

Diversified Financial Services: 0.86%

Fiat Chrysler Automobiles Bank SpA (EUR)	1.00	11-15-2021	400,000	453,135

JAB Holdings BV (EUR)	1.75	6-25-2026	400,000	455,328

LKQ European Holdings BV Company 144A (EUR)	3.63	4-1-2026	500,000	575,346

				1,483,809

Thrifts & Mortgage Finance: 0.26%

Deutsche Pfandbriefbank AG (EUR) (5 Year EUR Swap +2.75%) ±	2.88	6-28-2027	400,000	441,534

Industrials: 0.83%

Commercial Services & Supplies: 0.50%

Paprec Holding SA 144A (EUR)	4.00	3-31-2025	450,000	427,262

Prosegur Cash SA (EUR)	1.38	2-4-2026	400,000	436,003

				863,265

Road & Rail: 0.33%

Europcar Groupe SA 144A (EUR)	4.13	11-15-2024	500,000	560,548

Information Technology: 0.27%

IT Services: 0.27%

Capgemini SE (EUR)	1.00	10-18-2024	400,000	457,999

Real Estate: 0.32%

Equity REITs: 0.26%

Unibail Rodamco SE (EUR) (5 Year EUR Swap +1.68%) ±	2.13	12-31-2099	400,000	444,025

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Real Estate Management & Development: 0.06%

ATF Netherlands BV (EUR)	1.50%	7-15-2024	100,000	$114,130

Utilities: 0.51%

Electric Utilities: 0.26%

Innogy Finance BV (EUR)	1.50	7-31-2029	400,000	458,559

Multi-Utilities: 0.25%

EP Infrastructure AS (EUR)	1.66	4-26-2024	400,000	429,460

Total Foreign Corporate Bonds and Notes (Cost $13,643,210)				13,427,654

Foreign Government Bonds @: 8.04%

Brazil (BRL)	10.00	1-1-2021	2,440,000	650,923

Brazil (BRL)	10.00	1-1-2027	2,615,000	708,064

Colombia (COP)	7.00	9-11-2019	4,550,000,000	1,443,293

Indonesia (IDR)	7.88	4-15-2019	23,525,000,000	1,653,110

Malaysia (MYR)	3.88	3-10-2022	6,000,000	1,489,323

Mexico (MXN)	6.50	6-9-2022	38,260,000	1,898,231

Poland (PLN)	2.50	7-25-2027	7,205,000	1,852,950

Republic of Peru (PEN)	5.70	8-12-2024	4,465,000	1,422,275

Republic of South Africa (ZAR)	6.75	3-31-2021	20,325,000	1,404,279

Republic of South Africa (ZAR)	8.75	2-28-2048	7,975,000	499,158

Turkey (TRY)	13.00	11-13-2019	5,000,000	842,750

Total Foreign Government Bonds (Cost $13,992,627)				13,864,356

Loans: 2.83%

Communication Services: 0.59%

Diversified Telecommunication Services: 0.20%

Intelsat Jackson Holdings SA (1 Month LIBOR +3.75%) ±	6.24	11-27-2023	$340,332	334,907

Media: 0.25%

Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.75	10-19-2023	198,977	197,568

Gray Television Incorporated (1 Month LIBOR +2.50%) ±	4.98	1-2-2026	99,750	98,566

Mission Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	4.74	1-17-2024	21,544	21,178

Nexstar Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	4.75	1-17-2024	117,060	115,071

				432,383

Wireless Telecommunication Services: 0.14%

Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	5.00	2-2-2024	248,731	241,891

Consumer Discretionary: 0.63%

Auto Components: 0.08%

Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	3.00	9-23-2022	141,087	141,499

Distributors: 0.17%

Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	6.03	11-14-2022	301,003	292,199

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.38%

CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.75%	8-8-2021	$266,167	$265,057

Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.50	11-30-2023	198,982	197,199

Greektown Holdings LLC (1 Month LIBOR +2.75%) ±	5.25	4-25-2024	189,873	189,556

				651,812

Energy: 0.11%

Oil, Gas & Consumable Fuels: 0.11%

Traverse Midstream Partners LLC (1 Month LIBOR +4.00%) ±	6.50	9-27-2024	199,000	198,503

Financials: 0.11%

Diversified Financial Services: 0.11%

Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	4.49	10-4-2023	199,492	195,614

Health Care: 0.31%

Health Care Technology: 0.11%

Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	5.25	10-23-2023	198,982	194,505

Pharmaceuticals: 0.20%

Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.48	6-2-2025	337,213	334,806

Industrials: 0.44%

Commercial Services & Supplies: 0.05%

KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±‡	4.88	3-11-2021	86,782	86,674

Communications Equipment: 0.29%

Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.50	4-30-2025	497,481	493,750

Machinery: 0.10%

Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	5.10	1-31-2024	177,173	176,509

Information Technology: 0.51%

Electronic Equipment, Instruments & Components: 0.35%

Dell Incorporated (1 Month LIBOR +2.00%) ±	4.50	9-7-2023	609,278	601,899

IT Services: 0.16%

First Data Corporation (1 Month LIBOR +2.00%) ±	4.49	7-8-2022	206,326	205,806

First Data Corporation (1 Month LIBOR +2.00%) ±	4.49	4-26-2024	75,000	74,765

				280,571

Real Estate: 0.13%

Real Estate Management & Development: 0.13%

Capital Automotive LP (1 Month LIBOR +2.50%) ±	5.00	3-24-2024	223,461	221,016

Total Loans (Cost $4,944,723)				4,878,538

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 0.84%

Illinois: 0.60%

GO Revenue: 0.52%

Chicago IL Refunding Bonds Taxable Project Series E	6.05%	1-1-2029	$155,000	$162,276

Illinois Taxable Pension	5.10	6-1-2033	750,000	736,965

				899,241

Tax Revenue: 0.08%

Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	100,000	131,317

				1,030,558

Maryland: 0.06%

Education Revenue: 0.06%

Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	100,000	99,061

Pennsylvania: 0.06%

Health Revenue: 0.06%

Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	100,000	99,487

Texas: 0.12%

Transportation Revenue: 0.12%

North Texas Tollway Authority Build America Bonds Subordinate Lien Series B-2	8.91	2-1-2030	210,000	219,868

Total Municipal Obligations (Cost $1,438,800)				1,448,974

Non-Agency Mortgage-Backed Securities: 28.08%

321 Henderson Receivables LLC Series 2013-2A Class A 144A	4.21	3-15-2062	1,056,295	1,121,344

321 Henderson Receivables LLC Series 2015-2A Class A 144A	3.87	3-15-2058	395,026	407,465

ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR +1.65%) 144A±	4.44	1-15-2028	600,000	597,932

Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	785,980	791,402

Atrium Hotel Portfolio Trust Series 2018 Class A (1 Month LIBOR +0.95%) 144A±	3.43	6-15-2035	1,000,000	997,554

Avant Loans Funding Trust Series 2019-A Class A 144A	3.48	7-15-2022	1,550,000	1,549,902

Avery Point CLO Limited Series 2015-6A Class AR (3 Month LIBOR +1.05%) 144A±	3.78	8-5-2027	750,000	748,914

BB-UBS Trust Series 2012-TFT Class C 144A±±	3.47	6-5-2030	150,000	146,732

BCC Funding Corporation Series 2016-1 Class B 144A	2.73	4-20-2022	400,000	398,945

Bluemountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	3.69	11-20-2028	1,500,000	1,498,190

BlueMountain CLO Limited Series 2015-3A Class A1R (3 Month LIBOR +1.00%) 144A±	3.76	4-20-2031	700,000	692,249

Bowman Park CLO Limited Series 2014-1A Class AR (3 Month LIBOR +1.18%) 144A±	3.83	11-23-2025	1,839,318	1,839,618

CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	4.18	4-18-2031	1,000,000	981,300

Citigroup Commercial Mortgage Trust Series 2018-C6 Class AS	4.64	11-10-2051	1,500,000	1,628,397

Cole Park CLO Limited Series 2015-1A Class BR (3 Month LIBOR +1.60%) 144A±	4.36	10-20-2028	1,000,000	991,761

CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	1,600,000	1,607,711

Consumer Lending Receivables LLC Series 2019-A Class A 144A	3.52	4-15-2026	1,601,602	1,601,602

Consumer Loan Underlying Bond Credit Trust Series 2018-P2 Class B 144A	4.10	10-15-2025	500,000	504,816

Consumer Loan Underlying Bond Credit Trust Series 2018-P3 Class A 144A	3.82	1-15-2026	1,321,669	1,328,569

Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	2,100,000	2,099,675

FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.49	11-25-2023	400,000	395,327

GS Mortgage Security Trust Series 2014-GC22 Class AS	4.11	6-10-2047	1,450,000	1,494,423

GS Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	3.88	11-15-2032	1,600,000	1,590,611

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68%	5-15-2043	$682,500	$588,130

Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	500,000	510,449

Marlette Funding Trust Series 2018-3A Class A 144A	3.20	9-15-2028	369,207	369,392

Marlette Funding Trust Series 2018-4A Class B 144A	4.21	12-15-2028	1,100,000	1,119,094

Marlette Funding Trust Series 2019-1A Class A 144A	3.44	4-16-2029	1,500,000	1,504,824

MidOcean Credit CLO Limited Series 2016-5A Class B1R (3 Month LIBOR +1.60%) 144A±	4.36	7-19-2028	500,000	495,876

Motel 6 Trust Series 2017-MTL6 Class A (1 Month LIBOR +0.92%) 144A±	3.40	8-15-2034	1,353,093	1,347,153

MP CLO VIII Limited Series 2015-2A Class AR (3 Month LIBOR +0.91%) 144A±	3.67	10-28-2027	600,000	597,310

Navistar Financial Dealer Note Series 2018-1 Class D (1 Month LIBOR +1.55%) 144A±	4.04	9-25-2023	600,000	600,674

New Residential Mortgage Loan Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	1,000,000	1,004,762

Onemain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,500,000	1,516,996

Oxford Finance Funding Trust Series 2019-1A Series A2 144A	4.46	2-15-2027	800,000	809,328

SoFi Consumer Loan Program Trust Series 2017-2 Class A 144A	3.28	2-25-2026	864,560	866,843

SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	300,000	308,804

SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	178,849	177,645

Spirit Master Funding LLC Series 2017-1A Class A 144A	4.36	12-20-2047	297,704	303,966

Store Master Funding LLC Series 2015-1A Class A1 144A	3.75	4-20-2045	1,352,975	1,357,558

Taco Bell Funding LLC Series 2018-1A Class A21 144A	4.32	11-25-2048	1,496,250	1,539,492

TCI Symphony CLO Limited Series 2016-1A Class BR (3 Month LIBOR +1.65%) 144A±	4.45	10-13-2029	1,500,000	1,488,483

Textainer Marine Containers Limited Series 2017-1A Class B 144A	4.85	5-20-2042	140,502	141,001

Textainer Marine Containers Limited Series 2017-2A Class B 144A	4.75	6-20-2042	86,059	86,054

Venture CDO Limited Series 2016-23A Class AR (3 Month LIBOR +1.07%) 144A±	3.83	7-19-2028	700,000	696,950

Venture CDO Limited Series 2017-28A Class A2 (3 Month LIBOR +1.11%) 144A±	3.87	7-20-2030	1,180,000	1,172,026

Venture CDO Limited Series 2018-35A Class AS (3 Month LIBOR +1.15%) 144A±	3.65	10-22-2031	1,300,000	1,312,366

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	988,813	996,102

Voya CLO Limited Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.68	1-18-2029	1,500,000	1,487,561

Voya CLO Limited Series 2019-1A Class A (3 Month LIBOR +1.17%) 144A±	3.81	4-15-2029	1,000,000	999,980

Total Non-Agency Mortgage-Backed Securities (Cost $48,184,592)				48,413,258

		Expiration date	Shares
Rights: 0.00%

Utilities: 0.00%

Independent Power & Renewable Electricity Producers: 0.00%

Vistra Energy Corporation †		12-31-2046	6,516	4,887

Total Rights (Cost $6,785)				4,887

		Maturity date	Principal
U. S. Treasury Securities: 1.04%

U.S. Treasury Bond	3.00	8-15-2048	$500,000	518,789

U.S. Treasury Bond	3.38	11-15-2048	1,140,000	1,271,679

Total U.S. Treasury Securities (Cost $1,704,090)				1,790,468

Yankee Corporate Bonds and Notes: 6.00%

Communication Services: 0.78%

Wireless Telecommunication Services: 0.78%

British Telecommunication	5.13	12-4-2028	800,000	857,170

Vodafone Group plc (5 Year USD Swap +4.87%) %%±	7.00	4-4-2079	475,000	482,799

				1,339,969

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.50%

Energy Equipment & Services: 0.07%

Ensco plc	5.75%	10-1-2044	$175,000	$112,438

Oil, Gas & Consumable Fuels: 1.43%

Baytex Energy Corporation 144A	5.63	6-1-2024	150,000	139,313

Canadian Natural Resources Limited	3.85	6-1-2027	750,000	751,344

Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	252,270

Petroleos Mexicanos Company	5.38	3-13-2022	500,000	509,500

Woodside Finance Limited 144A	3.70	3-15-2028	850,000	820,323

				2,472,750

Financials: 2.59%

Banks: 1.73%

ABN AMRO Bank NV 144A	4.75	7-28-2025	200,000	207,770

Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	300,000	298,155

Banistmo SA 144A	3.65	9-19-2022	100,000	98,375

BPCE SA 144A	5.15	7-21-2024	305,000	318,455

Credit Agricole SA (5 Year USD Swap +6.19%) 144A±	8.13	12-29-2049	265,000	297,635

Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	620,288

Perrigo Finance Unlimited Company	4.38	3-15-2026	400,000	390,062

UBS Group Funding Limited 144A	4.13	9-24-2025	250,000	258,280

The Governor and Company of The Bank of Ireland (5 Year EUR Swap +6.96%) ±	7.38	12-29-2049	425,000	501,173

				2,990,193

Capital Markets: 0.30%

Cadillac Fairview Corporation Limited 144A	4.13	2-1-2029	240,000	251,897

Credit Suisse Group AG 144A	3.57	1-9-2023	260,000	260,973

				512,870

Diversified Financial Services: 0.05%

Intelsat Jackson Holdings SA	5.50	8-1-2023	100,000	88,750

Insurance: 0.37%

Swiss Re Finance (Luxembourg) (5 Year Treasury Constant Maturity +3.58%) 144A%%±	5.00	4-2-2049	400,000	405,322

Validus Holdings Limited	8.88	1-26-2040	160,000	235,472

				640,794

Thrifts & Mortgage Finance: 0.14%

Nationwide Building Society (5 Year USD ICE Swap Rate 11:00am NY +1.85%) 144A±	4.13	10-18-2032	250,000	232,929

Health Care: 0.57%

Pharmaceuticals: 0.57%

Bausch Health Companies Incorporated 144A	5.50	3-1-2023	25,000	25,121

Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,063

Bausch Health Companies Incorporated 144A	6.13	4-15-2025	225,000	222,750

Bausch Health Companies Incorporated 144A	7.00	3-15-2024	25,000	26,450

Teva Pharmaceutical Finance BV	2.20	7-21-2021	200,000	190,710

Teva Pharmaceutical Finance Netherlands II BV	4.50	3-1-2025	400,000	458,707

				974,801

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 0.52%

Commercial Services & Supplies: 0.12%

Ritchie Brothers Auctioneers Incorporated 144A	5.38%	1-15-2025	$200,000	$203,750

Electrical Equipment: 0.12%

Sensata Technologies BV 144A	6.25	2-15-2026	200,000	212,000

Transportation Infrastructure: 0.28%

Asciano Finance Limited 144A	4.63	9-23-2020	170,000	172,760

Mexico City Airport Trust 144A	5.50	7-31-2047	337,000	310,040

				482,800

Materials: 0.04%

Containers & Packaging: 0.04%

OI European Group BV 144A	4.00	3-15-2023	75,000	73,594

Total Yankee Corporate Bonds and Notes (Cost $10,065,479)				10,337,638

Yankee Government Bonds: 1.70%

Bermuda 144A	3.72	1-25-2027	850,000	838,313

Federal Democratic Republic of Ethiopia	6.63	12-11-2024	200,000	203,280

Mongolia Government	5.63	5-1-2023	200,000	201,990

Oman Government International Bond	5.63	1-17-2028	400,000	374,904

Province of Cordoba 144A	7.13	8-1-2027	550,000	386,931

Province of Santa Fe	7.00	3-23-2023	350,000	299,254

Republic of Rwanda	6.63	5-2-2023	200,000	205,398

Republic of Sri Lanka	5.75	1-18-2022	200,000	199,494

The Dominican Republic	6.88	1-29-2026	200,000	219,500

Total Yankee Government Bonds (Cost $3,053,126)				2,929,064

	Yield		Shares
Short-Term Investments: 10.84%

Investment Companies: 10.57%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55		1,099,727	1,099,837

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.38		17,123,757	17,123,757

				18,223,594

		Maturity date	Principal
U.S. Treasury Securities: 0.27%

U.S. Treasury Bill (z)#	2.38	6-13-2019	$470,000	467,743

Total Short-Term Investments (Cost $18,691,304)				18,691,337

Total investments in securities (Cost $172,120,999)	100.53%	173,314,997

Other assets and liabilities, net	(0.53)	(908,607)

Total net assets	100.00%	$172,406,390

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	21

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

@	Foreign bond principal is denominated in the local currency of the issuer.

‡	Security is valued using significant unobservable inputs.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

Ambac	Ambac Financial Group Incorporated

BRL	Brazilian real

CAB	Capital appreciation bond

COP	Colombian peso

EUR	Euro

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

IDR	Indonesian rupiah

INR	Indian rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

PEN	Peruvian sol

PLN	Polish zloty

REIT	Real estate investment trust

TRY	Turkish lira

ZAR	South African rand

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Euro BTP Future	4	6-6-2019	$569,496	$580,932	$11,436	$0

Short

Euro-Bund Futures	(2)	6-6-2019	(365,620)	(373,184)	0	(7,564)

Euro-Bund Futures	(10)	6-6-2019	(1,480,919)	(1,493,498)	0	(12,579)

U.S. Ultra Bond	(21)	6-19-2019	(3,385,711)	(3,528,000)	0	(142,289)

10-Year Ultra Futures	(53)	6-19-2019	(6,890,999)	(7,037,406)	0	(146,407)

10-Year U.S. Treasury Notes	(73)	6-19-2019	(8,928,715)	(9,067,969)	0	(139,254)

2-Year U.S. Treasury Notes	(76)	6-28-2019	(16,133,249)	(16,195,125)	0	(61,876)

5-Year U.S. Treasury Notes	(155)	6-28-2019	(17,777,271)	(17,953,359)	0	(176,088)

					$11,436	$(686,057)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Income Fund	Portfolio of investments—March 31, 2019 (unaudited)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

940,000 GBP	1,096,715 EUR	State Street Bank	4-15-2019	$0	$(2,313)

1,000,000 GBP	1,282,401 USD	State Street Bank	4-15-2019	20,910	0

940,000 GBP	1,096,715 EUR	State Street Bank	4-15-2019	0	(4,173)

2,486,576 USD	1,940,000 GBP	State Street Bank	4-15-2019	0	(41,847)

1,666,435 USD	24,000,000,000 IDR	State Street Bank	4-22-2019	0	(14,693)

1,255,705 USD	1,000,000 EUR	State Street Bank	4-29-2019	18,958	0

1,905,812 USD	28,000,000 ZAR	State Street Bank	6-12-2019	0	(18,363)

1,516,307 USD	4,770,000,000 COP	State Street Bank	6-27-2019	26,820	0

14,461,033 USD	12,680,000 EUR	Citibank	6-28-2019	132,465	0

				$199,153	$(81,389)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid (received)	Unrealized gains	Unrealized losses

Sell protection

Markit CDX Emerging Markets Index	1.00%	Quarterly	12-20-2023	950,000 USD	$(33,513)	$(38,486)	$4,973	$0

Markit CDX North America Investment Grade Index	5.00%	Quarterly	12-20-2023	2,940,000 USD	195,771	95,589	100,182	0

Markit iTraxx Europe Crossover Index	5.00%	Quarterly	12-20-2023	986,660 EUR	108,043	95,788	12,255	0

Markit iTraxx Europe Index	1.00%	Quarterly	12-20-2023	1,855,000 EUR	39,290	31,293	7,997	0

						$184,184	$125,407	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	46,957,370	45,857,643	1,099,727	$0	$0	$23,487	$1,099,837
Wells Fargo Government Money Market Fund Select Class	5,204,420	189,023,542	177,104,205	17,123,757	0	0	147,545	17,123,757

					$0	$0	$171,032	$18,223,594	10.57%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019 (unaudited)	Wells Fargo Strategic Income Fund	23

Assets
Investments in unaffiliated securities (including $1,077,697 of securities loaned), at value (cost $153,897,405)	$155,091,403
Investments in affiliated securities, at value (cost $18,223,594)	18,223,594
Cash segregated for centrally cleared swaps	504,861
Foreign currency, at value (cost $6,356)	6,582
Receivable for investments sold	134,384
Receivable for Fund shares sold	130,573
Receivable for interest	1,481,846
Receivable for securities lending income	115
Receivable for daily variation margin on open futures contracts	95,170
Receivable for daily variation margin on centrally cleared swaps	18,997
Unrealized gains on forward foreign currency contracts	199,153
Prepaid expenses and other assets	107,409

Total assets	175,994,087

Liabilities
Payable for investments purchased	2,134,919
Payable upon receipt of securities loaned	1,099,837
Unrealized losses on forward foreign currency contracts	81,389
Payable for Fund shares redeemed	54,855
Management fee payable	56,776
Administration fees payable	11,660
Trustees’ fees and expenses payable	1,837
Payable for daily variation margin on open futures contracts	1,032
Distribution fee payable	287
Due to custodian bank	394
Accrued expenses and other liabilities	144,711

Total liabilities	3,587,697

Total net assets	$172,406,390

NET ASSETS CONSIST OF
Paid-in capital	$173,002,580
Total distributable loss	(596,190)

Total net assets	$172,406,390

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,158,383
Shares outstanding – Class A1	123,089
Net asset value per share – Class A	$9.41
Maximum offering price per share – Class A2	$9.80
Net assets – Class C	$451,985
Shares outstanding – Class C1	48,102
Net asset value per share – Class C	$9.40
Net assets – Administrator Class	$769,652
Shares outstanding – Administrator Class[1]	81,442
Net asset value per share – Administrator Class	$9.45
Net assets – Institutional Class	$170,026,370
Shares outstanding – Institutional Class[1]	18,082,227
Net asset value per share – Institutional Class	$9.40

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Income Fund	Statement of operations—six months ended March 31, 2019 (unaudited)

Investment income
Interest (net of foreign interest withholding taxes of $14,966)	$2,869,103
Dividends	245,118
Income from affiliated securities	155,666

Total investment income	3,269,887

Expenses
Management fee	371,453
Administration fees
Class A	934
Class C	388
Administrator Class	772
Institutional Class	55,324
Shareholder servicing fees
Class A	1,459
Class C	606
Administrator Class	1,930
Distribution fee
Class C	1,818
Custody and accounting fees	19,030
Professional fees	27,778
Registration fees	29,222
Shareholder report expenses	14,219
Trustees’ fees and expenses	10,969
Other fees and expenses	3,212

Total expenses	539,114
Less: Fee waivers and/or expense reimbursements	(109,143)

Net expenses	429,971

Net investment income	2,839,916

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(303,151)
Futures contracts	(888,353)
Forward foreign currency contracts	394,217
Centrally cleared swap contracts	143,964

Net realized losses on investments	(653,323)

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,277,181
Futures contracts	(852,376)
Forward foreign currency contracts	194,694
Centrally cleared swap contracts	124,743

Net change in unrealized gains (losses) on investments	1,744,242

Net realized and unrealized gains (losses) on investments	1,090,919

Net increase in net assets resulting from operations	$3,930,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Strategic Income Fund	25

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$2,839,916		$1,753,605
Net realized gains (losses) on investments		(653,323)		867,473
Net change in unrealized gains (losses) on investments		1,744,242		(1,713,628)

Net increase in net assets resulting from operations		3,930,835		907,450

Distributions to shareholders from net investment income and net realized gains
Class A		(24,797)		(40,704)
Class C		(8,484)		(12,934)
Administrator Class		(26,786)		(108,162)
Institutional Class		(2,967,122)		(1,581,265)

Total distributions to shareholders		(3,027,189)		(1,743,065)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	49,654	464,497	215,486	2,047,731
Class C	13,696	126,180	37,056	354,156
Administrator Class	7,156	67,124	533,993	5,101,091
Institutional Class	15,194,210	141,586,921	2,003,885	19,068,416

		142,244,722		26,571,394

Reinvestment of distributions
Class A	2,663	24,685	4,259	40,371
Class C	919	8,484	1,362	12,886
Administrator Class	2,853	26,582	11,373	107,817
Institutional Class	308,257	2,851,361	166,687	1,581,265

		2,911,112		1,742,339

Payment for shares redeemed
Class A	(63,456)	(590,928)	(179,015)	(1,698,518)
Class C	(21,409)	(199,817)	(25,570)	(242,124)
Administrator Class	(507,075)	(4,772,810)	(25,370)	(241,452)
Institutional Class	(2,214,467)	(20,517,875)	(2,163,121)	(20,590,368)

		(26,081,430)		(22,772,462)

Net increase in net assets resulting from capital share transactions		119,074,404		5,541,271

Total increase in net assets		119,978,050		4,705,656

Net assets
Beginning of period		52,428,340		47,722,684

End of period		$172,406,390		$52,428,340

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
CLASS A		2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.43	$9.59	$9.25	$9.13	$9.72	$9.66	$10.00
Net investment income	0.17 [3]	0.31 [3]	0.33 [3]	0.31	0.34	0.37	0.27
Net realized and unrealized gains (losses) on investments	0.00 [4]	(0.16)	0.22	(0.01)	(0.69)	(0.05)	(0.36)

Total from investment operations	0.17	0.15	0.55	0.30	(0.35)	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.19)	(0.31)	(0.21)	(0.13)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	0.00	0.00	(0.05)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.19)	(0.31)	(0.21)	(0.18)	(0.24)	(0.26)	(0.25)
Net asset value, end of period	$9.41	$9.43	$9.59	$9.25	$9.13	$9.72	$9.66
Total return[5]	1.89%	1.59%	6.05%	3.34%	(3.64)%	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.45%	1.78%	1.80%	1.63%	1.51%	1.85%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.69%	3.26%	3.47%	3.85%	3.77%	4.02%	3.76%
Supplemental data
Portfolio turnover rate	80%	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$1,158	$1,266	$896	$1,047	$928	$714	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	27

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
CLASS C		2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.41	$9.57	$9.22	$9.10	$9.71	$9.65	$10.00
Net investment income	0.15	0.23	0.28	0.25	0.28	0.31	0.21
Net realized and unrealized gains (losses) on investments	0.00 [3]	(0.15)	0.19	(0.02)	(0.68)	(0.06)	(0.37)

Total from investment operations	0.15	0.08	0.47	0.23	(0.40)	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.12)	(0.08)	(0.19)	(0.19)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.16)	(0.24)	(0.12)	(0.11)	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$9.40	$9.41	$9.57	$9.22	$9.10	$9.71	$9.65
Total return[4]	1.61%	0.88%	5.20%	2.67%	(4.35)%	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	1.85%	2.20%	2.59%	2.54%	2.37%	2.25%	2.60%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.97%	2.52%	2.80%	3.10%	3.02%	3.25%	3.01%
Supplemental data
Portfolio turnover rate	80%	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$452	$517	$403	$766	$711	$835	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.46	$9.61	$9.29	$9.16	$9.74	$9.66	$10.00
Net investment income	0.18 [3]	0.33 [3]	0.34 [3]	0.33 [3]	0.37	0.39	0.28
Net realized and unrealized gains (losses) on investments	0.00 [4]	(0.16)	0.20	(0.01)	(0.70)	(0.05)	(0.37)

Total from investment operations	0.18	0.17	0.54	0.32	(0.33)	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.19)	(0.32)	(0.22)	(0.14)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	0.00	0.00	(0.05)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.19)	(0.32)	(0.22)	(0.19)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$9.45	$9.46	$9.61	$9.29	$9.16	$9.74	$9.66
Total return[5]	1.95%	1.81%	5.91%	3.52%	(3.51)%	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.38%	1.72%	1.74%	1.56%	1.46%	1.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.82%	3.48%	3.64%	4.00%	3.92%	4.18%	3.90%
Supplemental data
Portfolio turnover rate	80%	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$770	$5,471	$562	$597	$496	$554	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	29

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.42	$9.58	$9.24	$9.14	$9.71	$9.66	$10.00
Net investment income	0.19 [3]	0.34	0.35 [3]	0.34	0.40	0.41 [3]	0.29
Net realized and unrealized gains (losses) on investments	0.00 [4]	(0.16)	0.24	(0.02)	(0.71)	(0.07)	(0.36)

Total from investment operations	0.19	0.18	0.59	0.32	(0.31)	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.21)	(0.34)	(0.25)	(0.16)	(0.23)	(0.29)	(0.27)
Tax basis return of capital	0.00	0.00	0.00	(0.06)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.34)	(0.25)	(0.22)	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.40	$9.42	$9.58	$9.24	$9.14	$9.71	$9.66
Total return[5]	2.06%	1.93%	6.43%	3.55%	(3.28)%	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	1.12%	1.40%	1.46%	1.19%	1.14%	1.52%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	4.02%	3.54%	3.71%	4.16%	4.04%	4.25%	4.05%
Supplemental data
Portfolio turnover rate	80%	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$170,026	$45,175	$45,862	$23,190	$17,564	$38,664	$23,338

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Strategic Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Notes to financial statements (unaudited)	Wells Fargo Strategic Income Fund	31

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a

32	Wells Fargo Strategic Income Fund	Notes to financial statements (unaudited)

commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rate and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Notes to financial statements (unaudited)	Wells Fargo Strategic Income Fund	33

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $172,134,779 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,881,691

Gross unrealized losses	(2,132,923)

Net unrealized gains	$748,768

As of September 30, 2018, the Fund had capital loss carryforwards which consisted of $469,892 in short-term capital losses and $414,571 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

34	Wells Fargo Strategic Income Fund	Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$14,038,252	$0	$14,038,252

Corporate bonds and notes	0	35,818,201	0	35,818,201

Exchange-traded funds	7,672,370	0	0	7,672,370

Foreign corporate bonds and notes	0	13,427,654	0	13,427,654

Foreign government bonds	0	13,864,356	0	13,864,356

Loans	0	4,615,355	263,183	4,878,538

Municipal obligations	0	1,448,974	0	1,448,974

Non-agency mortgage-backed securities	0	48,413,258	0	48,413,258

Rights

Utilities	0	4,887	0	4,887

U.S. Treasury securities	1,790,468	0	0	1,790,468

Yankee corporate bonds and notes	0	10,337,638	0	10,337,638

Yankee government bonds	0	2,929,064	0	2,929,064

Short-term investments

Investment companies	17,123,757	1,099,837	0	18,223,594

U.S. Treasury securities	467,743	0	0	467,743

	27,054,338	145,997,476	263,183	173,314,997

Centrally cleared swap contracts	0	125,407	0	125,407

Forward foreign currency contracts	0	199,153	0	199,153

Futures contracts	11,436	0	0	11,436

Total assets	$27,065,774	$146,322,036	$263,183	$173,650,993

Liabilities

Forward foreign currency contracts	$0	$81,389	$0	$81,389

Futures contracts	686,057	0	0	686,057

Total liabilities	$686,057	$81,389	$0	$767,446

Notes to financial statements (unaudited)	Wells Fargo Strategic Income Fund	35

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts, forward foreign currency contracts and centrally cleared swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At March 31, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.525%

Next $500 million	0.500

Next $2 billion	0.475

Next $2 billion	0.450

Next $5 billion	0.415

Over $10 billion	0.405

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. Wells Fargo Asset Management (International), LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s

36	Wells Fargo Strategic Income Fund	Notes to financial statements (unaudited)

expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $308 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $733,750 and $901,569 in interfund purchases and sales, respectively, during the six months ended March 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$79,324,181	$135,764,225	$77,729,196	$28,061,743

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2019, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes and credit default swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.

The volume of the Fund’s derivative activity during the six months ended March 31, 2019 was as follows:

Futures contracts

Average notional balance on long futures	$567,410

Average notional balance on short futures	55,449,509

Forward foreign currency contracts

Average contract amounts to buy	6,690,895

Average contract amounts to sell	27,940,106

Credit default swap contracts

Average notional balance	10,224,014

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

Notes to financial statements (unaudited)	Wells Fargo Strategic Income Fund	37

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following table.

The fair value of derivative instruments as of March 31, 2019 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$0	*	Unrealized losses on futures contracts	$665,914	*

Foreign currency risk	Unrealized gains on futures contracts	11,436	*	Unrealized losses on futures contracts	20,143	*

	Unrealized gains on forward foreign currency contracts	199,153		Unrealized losses on forward foreign currency contracts	81,389

Credit risk	Net unrealized gains on swap contracts	125,407	*	Net unrealized losses on swap contracts	0	*

		$335,996			$767,446

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of March 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(903,948)	$0	$0	$(903,948)

Foreign currency risk	15,595	394,217	0	409,812

Credit risk	0	0	143,964	143,964

	$(888,353)	$394,217	$143,964	$(350,172)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(823,202)	$0	$0	$(823,202)

Foreign currency risk	(29,174)	194,694	0	165,520

Credit risk	0	0	124,743	124,743

	$(852,376)	$194,694	$124,743	$(532,939)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across

38	Wells Fargo Strategic Income Fund	Notes to financial statements (unaudited)

transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street	$ 66,688	$(66,688)	$0	$0

Citibank	132,465	0	0	132,465

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street	$81,389	$(66,688)	$0	$14,701

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Other information (unaudited)	Wells Fargo Strategic Income Fund	39

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Strategic Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Strategic Income Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42	Wells Fargo Strategic Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Strategic Income Fund	43

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401603 05-19 SA263/SAR263 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo C&B Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo C&B Mid Cap Value Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Mid Cap Value Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product (GDP) grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (CBMAX)	7-26-2004	-3.86	6.03	14.35	2.00	7.29	15.03	1.30	1.26

Class C (CBMCX)	7-26-2004	0.25	6.49	14.17	1.25	6.49	14.17	2.05	2.01

Class R6 (CMBYX)[3]	7-31-2018	–	–	–	2.44	7.66	15.40	0.87	0.81

Administrator Class (CBMIX)	7-26-2004	–	–	–	2.12	7.38	15.10	1.22	1.16

Institutional Class (CBMSX)	7-26-2004	–	–	–	2.37	7.65	15.39	0.97	0.91

Russell Midcap® Value Index[4]	–	–	–	–	2.89	7.22	16.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	5

Ten largest holdings (%) as of March 31, 2019[5]

Colfax Corporation	4.04

Fidelity National Financial Incorporated	3.71

Schweitzer-Mauduit International Incorporated	3.37

Arrow Electronics Incorporated	3.25

Reliance Steel & Aluminum Company	2.96

Gildan Activewear Incorporated	2.81

Crown Holdings Incorporated	2.80

FirstCash Financial Services Incorporated	2.76

AerCap Holdings NV	2.73

Helen of Troy Limited	2.62

Sector distribution as of March 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$964.22	$6.12	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class C

Actual	$1,000.00	$960.57	$9.78	2.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class R6

Actual	$1,000.00	$966.34	$3.92	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class

Actual	$1,000.00	$964.72	$5.63	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class

Actual	$1,000.00	$965.90	$4.41	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo C&B Mid Cap Value Fund	7

Security name	Shares	Value

Common Stocks: 95.81%

Communication Services: 2.15%

Media: 2.15%

Omnicom Group Incorporated	98,600	$7,196,814

Consumer Discretionary: 11.36%

Hotels, Restaurants & Leisure: 0.95%

Extended Stay America Incorporated	176,500	3,168,175

Household Durables: 4.47%

Helen of Troy Limited †	75,500	8,754,980

Whirlpool Corporation	46,500	6,179,385

		14,934,365

Specialty Retail: 1.54%

Williams-Sonoma Incorporated	91,100	5,126,197

Textiles, Apparel & Luxury Goods: 4.40%

Gildan Activewear Incorporated	260,600	9,373,782

HanesBrands Incorporated	297,200	5,313,936

		14,687,718

Financials: 22.83%

Banks: 4.39%

Commerce Bancshares Incorporated	116,605	6,770,086

TCF Financial Corporation	381,400	7,891,166

		14,661,252

Capital Markets: 2.52%

State Street Corporation	127,900	8,417,099

Consumer Finance: 5.31%

FirstCash Financial Services Incorporated	106,400	9,203,600

Synchrony Financial	266,600	8,504,540

		17,708,140

Insurance: 10.61%

Arch Capital Group Limited †	234,900	7,591,968

Fidelity National Financial Incorporated	338,700	12,379,485

RenaissanceRe Holdings Limited	32,864	4,715,984

The Progressive Corporation	56,300	4,058,667

Torchmark Corporation	81,200	6,654,340

		35,400,444

Health Care: 9.86%

Health Care Providers & Services: 5.86%

Cardinal Health Incorporated	134,200	6,461,730

Laboratory Corporation of America Holdings †	51,700	7,909,066

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Health Care Providers & Services (continued)

MEDNAX Incorporated †	190,300	$5,170,451

		19,541,247

Life Sciences Tools & Services: 2.39%

Syneos Health Incorporated †	154,300	7,986,568

Pharmaceuticals: 1.61%

Perrigo Company plc	111,600	5,374,656

Industrials: 25.80%

Aerospace & Defense: 1.81%

Hexcel Corporation	87,400	6,044,584

Building Products: 3.88%

Johnson Controls International plc	195,000	7,203,300

Quanex Building Products Corporation	360,900	5,734,701

		12,938,001

Commercial Services & Supplies: 1.60%

Steelcase Incorporated Class A	367,900	5,352,945

Electrical Equipment: 4.45%

AMETEK Incorporated	81,164	6,734,177

Eaton Corporation plc	100,700	8,112,392

		14,846,569

Machinery: 11.33%

Colfax Corporation †	454,200	13,480,656

Donaldson Company Incorporated	118,800	5,947,128

Gates Industrial Corporation plc †	365,900	5,247,006

Snap-on Incorporated	43,200	6,761,664

Woodward Governor Company	67,200	6,376,608

		37,813,062

Trading Companies & Distributors: 2.73%

AerCap Holdings NV †	195,400	9,093,916

Information Technology: 10.98%

Electronic Equipment, Instruments & Components: 5.13%

Arrow Electronics Incorporated †	140,900	10,857,754

TE Connectivity Limited	77,600	6,266,200

		17,123,954

IT Services: 4.90%

Alliance Data Systems Corporation	23,400	4,094,532

Amdocs Limited	128,800	6,969,368

Genpact Limited	150,000	5,277,000

		16,340,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo C&B Mid Cap Value Fund	9

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 0.95%

Applied Materials Incorporated		79,800	$3,164,868

Materials: 10.85%

Chemicals: 1.72%

Axalta Coating Systems Limited †		226,800	5,717,628

Containers & Packaging: 2.80%

Crown Holdings Incorporated †		171,400	9,353,298

Metals & Mining: 2.96%

Reliance Steel & Aluminum Company		109,500	9,883,470

Paper & Forest Products: 3.37%

Schweitzer-Mauduit International Incorporated		290,576	11,251,103

Real Estate: 1.98%

Real Estate Management & Development: 1.98%

CBRE Group Incorporated Class A †		133,400	6,596,630

Total Common Stocks (Cost $281,446,493)			319,723,603

	Yield
Short-Term Investments: 4.04%

Investment Companies: 4.04%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	13,476,133	13,476,133

Total Short-Term Investments (Cost $13,476,133)			13,476,133

Total investments in securities (Cost $294,922,626)	99.85%	333,199,736

Other assets and liabilities, net	0.15	490,496

Total net assets	100.00%	$333,690,232

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	14,621,190	17,885,111	32,506,301	0	$239	$(239)	$64,313	$0
Wells Fargo Government Money Market Fund Select Class	21,485,564	63,712,555	71,721,986	13,476,133	0	0	139,047	13,476,133

					$239	$(239)	$203,360	$13,476,133	4.04%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo C&B Mid Cap Value Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $281,446,493)	$319,723,603
Investments in affiliated securities, at value (cost $13,476,133)	13,476,133
Receivable for Fund shares sold	886,534
Receivable for dividends	402,466
Prepaid expenses and other assets	69,625

Total assets	334,558,361

Liabilities
Payable for Fund shares redeemed	418,314
Management fee payable	197,711
Payable for investments purchased	149,555
Administration fees payable	43,036
Distribution fee payable	3,252
Trustees’ fees and expenses payable	1,512
Accrued expenses and other liabilities	54,749

Total liabilities	868,129

Total net assets	$333,690,232

NET ASSETS CONSIST OF
Paid-in capital	$296,489,965
Total distributable earnings	37,200,267

Total net assets	$333,690,232

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$101,869,544
Shares outstanding – Class A1	2,793,933
Net asset value per share – Class A	$36.46
Maximum offering price per share – Class A2	$38.68
Net assets – Class C	$5,050,424
Shares outstanding – Class C1	148,061
Net asset value per share – Class C	$34.11
Net assets – Class R6	$12,471,686
Shares outstanding – Class R6[1]	339,5391
Net asset value per share – Class R6	$36.73
Net assets – Administrator Class	$19,234,160
Shares outstanding – Administrator Class[1]	521,651
Net asset value per share – Administrator Class	$36.87
Net assets – Institutional Class	$195,064,418
Shares outstanding – Institutional Class[1]	5,310,805
Net asset value per share – Institutional Class	$36.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo C&B Mid Cap Value Fund	11

Investment income
Dividends (net of foreign withholding taxes of $11,626)	$2,641,074
Income from affiliated securities	145,881

Total investment income	2,786,955

Expenses
Management fee	1,171,419
Administration fees
Class A	103,376
Class C	7,124
Class R6	1,257
Administrator Class	12,197
Institutional Class	116,998
Shareholder servicing fees
Class A	123,067
Class C	8,481
Administrator Class	23,456
Distribution fee
Class C	25,443
Custody and accounting fees	10,738
Professional fees	19,916
Registration fees	50,097
Shareholder report expenses	31,588
Trustees’ fees and expenses	10,969
Other fees and expenses	8,489

Total expenses	1,724,615
Less: Fee waivers and/or expense reimbursements	(90,035)

Net expenses	1,634,580

Net investment income	1,152,375

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(21,425)
Affiliated securities	239

Net realized losses on investments	(21,186)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(13,477,269)
Affiiliated securities	(239)

Net change in unrealized gains (losses) on investments	(13,477,508)

Net realized and unrealized gains (losses) on investments	(13,498,694)

Net decrease in net assets resulting from operations	$(12,346,319)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Mid Cap Value Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$1,152,375		$972,703
Net realized gains (losses) on investments		(21,186)		15,512,927
Net change in unrealized gains (losses) on investments		(13,477,508)		7,326,810

Net increase (decrease) in net assets resulting from operations		(12,346,319)		23,812,440

Distributions to shareholders from net investment income and net realized gains
Class A		(159,086)		(10,376)
Class R6		(76,727)		0 [1]
Administrator Class		(60,977)		(21,699)
Institutional Class		(1,010,122)		(345,183)

Total distributions to shareholders		(1,306,912)		(377,258)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	171,171	5,989,453	304,664	11,072,438
Class C	21,061	648,171	35,196	1,207,072
Class R6	399,543	14,120,673	669 [1]	25,000 [1]
Administrator Class	62,218	2,230,449	398,153	14,622,451
Institutional Class	1,510,692	52,554,038	4,171,649	152,624,942

		75,542,784		179,551,903

Reinvestment of distributions
Class A	4,720	154,816	278	10,143
Class R6	995	32,841	0 [1]	0 [1]
Administrator Class	1,590	52,718	473	17,442
Institutional Class	30,350	1,001,844	8,408	308,732

		1,242,219		336,317

Payment for shares redeemed
Class A	(321,774)	(11,372,554)	(651,887)	(23,945,939)
Class C	(108,753)	(3,604,473)	(58,143)	(2,005,684)
Class R6	(61,668)	(2,163,943)	0 [1]	0 [1]
Administrator Class	(88,705)	(3,128,098)	(450,885)	(16,245,676)
Institutional Class	(1,466,904)	(50,218,202)	(1,924,282)	(70,722,538)

		(70,487,270)		(112,919,837)

Net increase in net assets resulting from capital share transactions		6,297,733		66,968,383

Total increase (decrease) in net assets		(7,355,498)		90,403,565

Net assets
Beginning of period		341,045,730		250,642,165

End of period		$333,690,232		$341,045,730

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	13

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.88	$35.07	$29.27	$25.12	$25.26	$23.74
Net investment income (loss)	0.09	0.06	(0.00)[1,2]	0.07 [1]	0.05 [1]	0.06
Net realized and unrealized gains (losses) on investments	(1.45)	2.75	5.82	4.13	(0.14)	1.55

Total from investment operations	(1.36)	2.81	5.82	4.20	(0.09)	1.61
Distributions to shareholders from
Net investment income	(0.06)	(0.00)[3]	(0.02)	(0.05)	(0.05)	(0.09)
Net asset value, end of period	$36.46	$37.88	$35.07	$29.27	$25.12	$25.26
Total return[4]	(3.58)%	8.02%	19.89%	16.73%	(0.36)%	6.78%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.29%	1.30%	1.33%	1.35%	1.35%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.20%	1.20%
Net investment income (loss)	0.52%	0.16%	(0.00)%	0.27%	0.18%	0.24%
Supplemental data
Portfolio turnover rate	25%	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$101,870	$111,354	$115,258	$120,020	$19,862	$21,465

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$35.51	$33.12	$27.83	$24.02	$24.29	$22.92
Net investment loss	(0.05)[1]	(0.20)[1]	(0.26)	(0.14)[1]	(0.15)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	(1.35)	2.59	5.55	3.95	(0.12)	1.50

Total from investment operations	(1.40)	2.39	5.29	3.81	(0.27)	1.37
Net asset value, end of period	$34.11	$35.51	$33.12	$27.83	$24.02	$24.29
Total return[2]	(3.94)%	7.22%	19.01%	15.86%	(1.11)%	5.98%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.04%	2.05%	2.08%	2.10%	2.10%
Net expenses	2.00%	2.00%	2.00%	1.98%	1.95%	1.95%
Net investment loss	(0.32)%	(0.59)%	(0.74)%	(0.55)%	(0.57)%	(0.52)%
Supplemental data
Portfolio turnover rate	25%	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$5,050	$8,371	$8,567	$7,314	$6,737	$7,531

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	15

(For a share outstanding throughout each period)

CLASS R6	Six months ended March 31, 2019 (unaudited)	Year ended September 30, 2018[1]
Net asset value, beginning of period	$38.27	$37.39
Net investment income	0.20 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(1.51)	0.80

Total from investment operations	(1.31)	0.88
Distributions to shareholders from
Net investment income	(0.23)	0.00
Net asset value, end of period	$36.73	$38.27
Total return[3]	(3.37)%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%
Net expenses	0.80%	0.80%
Net investment income	1.17%	1.24%
Supplemental data
Portfolio turnover rate	25%	39%
Net assets, end of period (000s omitted)	$12,472	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.35	$35.52	$29.63	$25.42	$25.54	$24.01
Net investment income	0.11 [1]	0.10 [1]	0.04 [1]	0.08 [1]	0.06 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(1.48)	2.78	5.89	4.19	(0.13)	1.56

Total from investment operations	(1.37)	2.88	5.93	4.27	(0.07)	1.63
Distributions to shareholders from
Net investment income	(0.11)	(0.05)	(0.04)	(0.06)	(0.05)	(0.10)
Net asset value, end of period	$36.87	$38.35	$35.52	$29.63	$25.42	$25.54
Total return[2]	(3.53)%	8.13%	20.02%	16.82%	(0.30)%	6.82%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.22%	1.25%	1.21%	1.19%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.61%	0.26%	0.12%	0.28%	0.22%	0.26%
Supplemental data
Portfolio turnover rate	25%	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$19,234	$20,960	$21,267	$8,302	$9,725	$12,830

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.26	$35.41	$29.53	$25.34	$25.49	$23.95
Net investment income	0.16	0.19	0.16	0.16	0.10	0.14
Net realized and unrealized gains (losses) on investments	(1.49)	2.78	5.82	4.17	(0.12)	1.55

Total from investment operations	(1.33)	2.97	5.98	4.33	(0.02)	1.69
Distributions to shareholders from
Net investment income	(0.20)	(0.12)	(0.10)	(0.14)	(0.13)	(0.15)
Net asset value, end of period	$36.73	$38.26	$35.41	$29.53	$25.34	$25.49
Total return[2]	(3.41)%	8.41%	20.30%	17.11%	(0.09)%[1]	7.09%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.97%	1.00%	0.94%	0.92%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.89%	0.56%	0.37%	0.54%	0.47%	0.54%
Supplemental data
Portfolio turnover rate	25%	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$195,064	$200,335	$105,550	$38,161	$18,229	$33,881

[1]	Total return reflects adjustments to conform with generally accepted accounting principles.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are

Notes to financial statements (unaudited)	Wells Fargo C&B Mid Cap Value Fund	19

valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $294,085,686 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$49,915,370

Gross unrealized losses	(10,801,320)

Net unrealized gains	$39,114,050

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$7,196,814	$0	$0	$7,196,814

Consumer discretionary	37,916,455	0	0	37,916,455

Financials	76,186,935	0	0	76,186,935

Health care	32,902,471	0	0	32,902,471

Industrials	86,089,077	0	0	86,089,077

Information technology	36,629,722	0	0	36,629,722

Materials	36,205,499	0	0	36,205,499

Real estate	6,596,630	0	0	6,596,630

Short-term investments

Investment companies	13,476,133	0	0	13,476,133

Total assets	$333,199,736	$0	$0	$333,199,736

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Notes to financial statements (unaudited)	Wells Fargo C&B Mid Cap Value Fund	21

Prior to January 31, 2019, the management fee rate was as follows:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 0.80% for Class R6 shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $3,122 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A shares and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

22	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements (unaudited)

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $87,181,580 and $74,592,467, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo C&B Mid Cap Value Fund	27

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401607 05-19 SA228/SAR228 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Common Stock Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Common Stock Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Common Stock Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCSAX)	11-30-2000	-2.40	5.47	14.18	3.54	6.73	14.86	1.26	1.26

Class C (STSAX)	11-30-2000	1.81	5.94	14.00	2.81	5.94	14.00	2.01	2.01

Class R6 (SCSRX)[3]	6-28-2013	–	–	–	3.99	7.19	15.28	0.83	0.83

Administrator Class (SCSDX)[4]	7-30-2010	–	–	–	3.70	6.89	15.02	1.18	1.11

Institutional Class (SCNSX)[5]	7-30-2010	–	–	–	4.01	7.17	15.26	0.93	0.86

Russell 2500TM Index[6]	–	–	–	–	4.48	7.79	16.23	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	5

Ten largest holdings (%) as of March 31, 2019[7]

LivaNova plc	2.97

E*TRADE Financial Corporation	2.42

Raymond James Financial Incorporated	1.90

AMETEK Incorporated	1.90

Hologic Incorporated	1.70

Physicians Realty Trust	1.68

Laboratory Corporation of America Holdings	1.66

Willis Towers Watson plc	1.63

Stericycle Incorporated	1.62

CoreSite Realty Corporation	1.60

Sector distribution as of March 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns for Administrator Class shares would be higher.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns for Institutional Class shares would be higher.

[6]

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$962.12	$6.16	1.26%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34	1.26%
Class C

Actual	$1,000.00	$958.81	$9.82	2.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.91	$10.10	2.01%
Class R6

Actual	$1,000.00	$963.74	$4.06	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class

Actual	$1,000.00	$962.47	$5.38	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Class

Actual	$1,000.00	$964.06	$4.16	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Common Stock Fund	7

Security name	Shares	Value

Common Stocks: 97.94%

Communication Services: 1.01%

Media: 1.01%

Interpublic Group of Companies Incorporated	516,973	$10,861,603

Consumer Discretionary: 7.91%

Auto Components: 1.33%

Dana Incorporated	805,009	14,280,860

Diversified Consumer Services: 0.70%

Houghton Mifflin Harcourt Company †	1,034,281	7,519,223

Hotels, Restaurants & Leisure: 1.28%

Jack in the Box Incorporated	168,929	13,693,385

Household Durables: 1.98%

Mohawk Industries Incorporated †	64,381	8,121,663

Whirlpool Corporation	99,245	13,188,668

		21,310,331

Internet & Direct Marketing Retail: 1.24%

Expedia Group Incorporated	112,064	13,335,616

Specialty Retail: 1.38%

Tractor Supply Company	151,741	14,834,200

Consumer Staples: 1.31%

Household Products: 1.31%

Church & Dwight Company Incorporated	197,446	14,064,079

Energy: 5.04%

Oil, Gas & Consumable Fuels: 5.04%

Cimarex Energy Company	207,392	14,496,701

Concho Resources Incorporated	102,715	11,397,256

Targa Resources Corporation	325,805	13,537,198

WPX Energy Incorporated †	1,122,928	14,721,586

		54,152,741

Financials: 16.95%

Banks: 4.78%

PacWest Bancorp	311,937	11,731,951

Sterling Bancorp	767,231	14,293,514

Webster Financial Corporation	263,050	13,328,744

Wintrust Financial Corporation	178,818	12,039,816

		51,394,025

Capital Markets: 4.32%

E*TRADE Financial Corporation	559,726	25,988,078

Raymond James Financial Incorporated	253,268	20,365,280

		46,353,358

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Common Stock Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Insurance: 7.85%

Arch Capital Group Limited †	392,648	$12,690,383

CNO Financial Group Incorporated	959,244	15,520,568

First American Financial Corporation	214,406	11,041,909

Reinsurance Group of America Incorporated	105,025	14,911,450

RenaissanceRe Holdings Limited	88,401	12,685,544

Willis Towers Watson plc	99,350	17,450,828

		84,300,682

Health Care: 12.24%

Biotechnology: 2.17%

Agios Pharmaceuticals Incorporated †«	44,729	3,016,524

BioMarin Pharmaceutical Incorporated †	63,637	5,652,875

Neurocrine Biosciences Incorporated †	92,850	8,180,085

Sage Therapeutics Incorporated †	40,661	6,467,132

		23,316,616

Health Care Equipment & Supplies: 5.99%

Haemonetics Corporation †	162,246	14,193,280

Hologic Incorporated †	377,156	18,254,350

LivaNova plc †	327,377	31,837,413

		64,285,043

Health Care Providers & Services: 4.08%

Humana Incorporated	39,265	10,444,490

Laboratory Corporation of America Holdings †	116,597	17,837,009

Universal Health Services Incorporated Class B	116,237	15,549,023

		43,830,522

Industrials: 18.54%

Aerospace & Defense: 0.98%

Hexcel Corporation	152,434	10,542,335

Airlines: 1.90%

Alaska Air Group Incorporated	161,446	9,060,350

Spirit Airlines Incorporated †	215,139	11,372,248

		20,432,598

Building Products: 1.31%

Fortune Brands Home & Security Incorporated	296,432	14,113,128

Commercial Services & Supplies: 3.83%

Republic Services Incorporated	154,360	12,407,457

Steelcase Incorporated Class A	781,282	11,367,653

Stericycle Incorporated †	319,082	17,364,442

		41,139,552

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Common Stock Fund	9

Security name	Shares	Value

Electrical Equipment: 3.12%

AMETEK Incorporated	245,279	$20,350,799

Sensata Technologies Holding plc †	291,178	13,108,834

		33,459,633

Industrial Conglomerates: 1.46%

Carlisle Companies Incorporated	128,009	15,696,464

Machinery: 2.65%

Gardner Denver Holdings Incorporated †	490,661	13,645,282

Rexnord Corporation †	586,956	14,756,074

		28,401,356

Road & Rail: 1.46%

Genesee & Wyoming Incorporated Class A †	179,778	15,665,855

Trading Companies & Distributors: 1.83%

Air Lease Corporation	185,760	6,380,856

MRC Global Incorporated †	755,674	13,209,182

		19,590,038

Information Technology: 18.92%

Electronic Equipment, Instruments & Components: 1.01%

Avnet Incorporated	250,094	10,846,577

IT Services: 6.53%

Amdocs Limited	243,782	13,191,044

Black Knight Incorporated †	235,772	12,849,574

Genpact Limited	464,319	16,334,742

Global Payments Incorporated	111,510	15,223,345

WEX Incorporated †	64,962	12,472,054

		70,070,759

Semiconductors & Semiconductor Equipment: 4.41%

Brooks Automation Incorporated	395,326	11,594,912

Marvell Technology Group Limited	807,268	16,056,561

Maxim Integrated Products Incorporated	191,347	10,173,920

ON Semiconductor Corporation †	464,898	9,562,952

		47,388,345

Software: 6.97%

8x8 Incorporated †	795,802	16,075,200

Cornerstone OnDemand Incorporated †	276,568	15,150,395

Nuance Communications Incorporated †	912,728	15,452,485

Proofpoint Incorporated †	116,967	14,203,303

Zendesk Incorporated †	164,625	13,993,125

		74,874,508

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Common Stock Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name		Shares	Value

Materials: 5.28%

Chemicals: 1.23%

Axalta Coating Systems Limited †		521,215	$13,139,830

Containers & Packaging: 1.26%

Crown Holdings Incorporated †		248,592	13,565,665

Metals & Mining: 2.79%

Royal Gold Incorporated		157,504	14,321,839

Steel Dynamics Incorporated		444,007	15,660,127

			29,981,966

Real Estate: 10.74%

Equity REITs: 10.74%

Camden Property Trust		152,024	15,430,436

CoreSite Realty Corporation		160,921	17,221,765

Four Corners Property Trust Incorporated		247,797	7,334,791

Hudson Pacific Properties Incorporated		376,829	12,970,454

Physicians Realty Trust		956,472	17,991,238

SBA Communications Corporation †		86,151	17,200,909

Sun Communities Incorporated		140,235	16,620,652

Taubman Centers Incorporated		198,600	10,501,964

			115,272,209

Total Common Stocks (Cost $783,156,844)			1,051,713,102

Exchange-Traded Funds: 0.64%

SPDR S&P Biotech ETF «		76,016	6,882,489

Total Exchange-Traded Funds (Cost $3,409,715)			6,882,489

	Yield
Short-Term Investments: 2.19%

Investment Companies: 2.19%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	7,902,218	7,903,008

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	15,578,487	15,578,487

Total Short-Term Investments (Cost $23,481,260)			23,481,495

Total investments in securities (Cost $810,047,819)	100.77%	1,082,077,086

Other assets and liabilities, net	(0.77)	(8,311,270)

Total net assets	100.00%	$1,073,765,816

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Common Stock Fund	11

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	13,692,114	48,907,924	54,697,820	7,902,218	$1,134	$(1,134)	$102,534	$7,903,008
Wells Fargo Government Money Market Fund Select Class	35,775,121	125,338,426	145,535,060	15,578,487	0	0	220,138	15,578,487

					$1,134	$(1,134)	$322,672	$23,481,495	2.19%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Common Stock Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $7,739,746 of securities loaned), at value (cost $786,566,559)	$1,058,595,591
Investments in affiliated securities, at value (cost $23,481,260)	23,481,495
Receivable for investments sold	3,062,890
Receivable for Fund shares sold	108,739
Receivable for dividends	1,070,381

Total assets	1,086,319,096

Liabilities
Payable upon receipt of securities loaned	7,900,500
Payable for investments purchased	2,781,713
Management fee payable	689,670
Payable for Fund shares redeemed	670,480
Administration fees payable	175,181
Distribution fee payable	5,891
Trustees’ fees and expenses payable	2,584
Accrued expenses and other liabilities	327,261

Total liabilities	12,553,280

Total net assets	$1,073,765,816

NET ASSETS CONSIST OF
Paid-in capital	$755,203,626
Total distributable earnings	318,562,190

Total net assets	$1,073,765,816

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$873,408,331
Shares outstanding – Class A1	43,467,151
Net asset value per share – Class A	$20.09
Maximum offering price per share – Class A2	$21.32
Net assets – Class C	$9,054,160
Shares outstanding – Class C1	642,704
Net asset value per share – Class C	$14.09
Net assets – Class R6	$36,570,994
Shares outstanding – Class R6[1]	1,716,468
Net asset value per share – Class R6	$21.31
Net assets – Administrator Class	$3,525,300
Shares outstanding – Administrator Class[1]	171,586
Net asset value per share – Administrator Class	$20.55
Net assets – Institutional Class	$151,207,031
Shares outstanding – Institutional Class[1]	7,119,258
Net asset value per share – Institutional Class	$21.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo Common Stock Fund	13

Investment income
Dividends	$7,146,785
Income from affiliated securities	238,315

Total investment income	7,385,100

Expenses
Management fee	4,103,629
Administration fees
Class A	907,751
Class C	13,695
Class R6	5,123
Administrator Class	2,913
Institutional Class	97,365
Shareholder servicing fees
Class A	1,080,656
Class C	16,304
Administrator Class	5,601
Distribution fee
Class C	48,912
Custody and accounting fees	33,178
Professional fees	25,826
Registration fees	37,916
Shareholder report expenses	33,178
Trustees’ fees and expenses	12,451
Other fees and expenses	17,938

Total expenses	6,442,436
Less: Fee waivers and/or expense reimbursements	(72,408)

Net expenses	6,370,028

Net investment income	1,015,072

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments:
Unaffiliated securities	59,335,764
Affiliated securities	1,134

Net realized gains on investments	59,336,898

Net change in unrealized gains (losses) on:
Unaffiliated securities	(111,116,465)
Affiliated securities	(1,134)

Net change in unrealized gains (losses) on investments	(111,117,599)

Net realized and unrealized gains (losses) on investments	(51,780,701)

Net decrease in net assets resulting from operations	$(50,765,629)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Common Stock Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income (loss)		$1,015,072		$(1,480,238)
Net realized gains on investments		59,336,898		168,782,075
Net change in unrealized gains (losses) on investments		(111,117,599)		(10,618,967)

Net increase (decrease) in net assets resulting from operations		(50,765,629)		156,682,870

Distributions to shareholders from net investment income and net realized gains
Class A		(128,198,379)		(97,640,556)
Class C		(2,840,840)		(2,494,352)
Class R6		(4,757,555)		(11,401,103)
Administrator Class		(749,896)		(613,023)
Institutional Class		(20,825,630)		(16,747,502)

Total distributions to shareholders		(157,372,300)		(128,896,536)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	675,088	13,272,414	651,357	15,351,401
Class C	100,573	1,300,981	43,484	772,480
Class R6	221,720	4,868,909	278,881	6,924,814
Administrator Class	4,422	90,197	37,039	896,077
Institutional Class	355,847	7,600,546	894,739	22,089,498

		27,133,047		46,034,270

Reinvestment of distributions
Class A	6,577,466	122,340,875	4,106,240	92,965,271
Class C	202,645	2,648,573	137,871	2,350,702
Class R6	240,179	4,729,116	481,095	11,397,143
Administrator Class	36,844	700,411	24,808	571,322
Institutional Class	1,038,739	20,390,438	696,871	16,460,103

		150,809,413		123,744,541

Payment for shares redeemed
Class A	(3,311,144)	(64,769,986)	(4,413,777)	(104,881,783)
Class C	(559,264)	(7,813,018)	(295,049)	(5,313,557)
Class R6	(159,479)	(3,415,206)	(3,965,442)	(93,857,873)
Administrator Class	(114,972)	(2,166,948)	(76,020)	(1,845,632)
Institutional Class	(967,924)	(20,961,497)	(1,608,638)	(39,681,646)

		(99,126,655)		(245,580,491)

Net increase (decrease) in net assets resulting from capital share transactions		78,815,805		(75,801,680)

Total decrease in net assets		(129,322,124)		(48,015,346)

Net assets
Beginning of period		1,203,087,940		1,251,103,286

End of period		$1,073,765,816		$1,203,087,940

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	15

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.58	$24.06	$21.50	$21.62	$24.79	$24.45
Net investment income (loss)	0.01	(0.04)	(0.09)	(0.01)[1]	(0.04)[1]	(0.07)
Net realized and unrealized gains (losses) on investments	(1.20)	3.10	3.48	2.45	(0.32)	2.48

Total from investment operations	(1.19)	3.06	3.39	2.44	(0.36)	2.41
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$20.09	$24.58	$24.06	$21.50	$21.62	$24.79
Total return[2]	3.79%	13.62%	16.10%	12.43%	(1.76)%	10.26%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.25%	1.25%	1.25%	1.27%	1.28%
Net expenses	1.26%	1.25%	1.25%	1.25%	1.26%	1.26%
Net investment income (loss)	0.13%	(0.18)%	(0.38)%	(0.05)%	(0.19)%	(0.27)%
Supplemental data
Portfolio turnover rate	19%	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$873,408	$971,731	$942,596	$924,864	$127,732	$277,517

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.40	$18.75	$17.04	$17.77	$21.02	$21.18
Net investment loss	(0.05)[1]	(0.17)[1]	(0.20)[1]	(0.14)[1]	(0.18)	(0.22)[1]
Net realized and unrealized gains (losses) on investments	(0.96)	2.36	2.74	1.97	(0.26)	2.13

Total from investment operations	(1.01)	2.19	2.54	1.83	(0.44)	1.91
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$14.09	$18.40	$18.75	$17.04	$17.77	$21.02
Total return[2]	(4.12)%	12.74%	15.29%	11.52%	(2.49)%	9.42%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.00%	2.00%	2.00%	2.02%	2.03%
Net expenses	2.01%	2.00%	2.00%	2.00%	2.00%	2.01%
Net investment loss	(0.68)%	(0.94)%	(1.14)%	(0.87)%	(0.93)%	(1.01)%
Supplemental data
Portfolio turnover rate	19%	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$9,054	$16,541	$18,978	$22,902	$25,668	$30,245

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS R6		2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.80	$25.03	$22.25	$22.20	$25.27	$24.78
Net investment income	0.06 [1]	0.05 [1]	0.01	0.07 [1]	0.05	0.07 [1]
Net realized and unrealized gains (losses) on investments	(1.25)	3.26	3.60	2.54	(0.31)	2.49

Total from investment operations	(1.19)	3.31	3.61	2.61	(0.26)	2.56
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$21.31	$25.80	$25.03	$22.25	$22.20	$25.27
Total return[2]	(3.63)%	14.12%	16.56%	12.91%	(1.29)%	10.76%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.80%	0.80%
Net expenses	0.83%	0.82%	0.82%	0.82%	0.80%	0.80%
Net investment income	0.57%	0.20%	0.05%	0.32%	0.28%	0.27%
Supplemental data
Portfolio turnover rate	19%	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$36,571	$36,477	$115,641	$101,436	$95,037	$95,213

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.04	$24.42	$21.78	$21.84	$24.98	$24.59
Net investment income (loss)	0.03 [1]	(0.01)[1]	(0.06)[1]	0.02	(0.01)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	(1.22)	3.17	3.53	2.48	(0.32)	2.48

Total from investment operations	(1.19)	3.16	3.47	2.50	(0.33)	2.46
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$20.55	$25.04	$24.42	$21.78	$21.84	$24.98
Total return[2]	(3.75)%	13.84%	16.26%	12.59%	(1.62)%	10.41%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.17%	1.17%	1.12%	1.11%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.09%
Net investment income (loss)	0.26%	(0.04)%	(0.27)%	0.03%	(0.03)%	(0.07)%
Supplemental data
Portfolio turnover rate	19%	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$3,525	$6,141	$6,336	$16,720	$18,050	$45,364

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	19

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.73	$24.97	$22.20	$22.16	$25.25	$24.77
Net investment income	0.06 [1]	0.05 [1]	0.00 [1,2]	0.06 [1]	0.03	0.03
Net realized and unrealized gains (losses) on investments	(1.25)	3.25	3.60	2.54	(0.31)	2.52

Total from investment operations	(1.19)	3.30	3.60	2.60	(0.28)	2.55
Distributions to shareholders from
Net realized gains	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$21.24	$25.73	$24.97	$22.20	$22.16	$25.25
Total return[3]	(3.59)%	14.12%	16.55%	12.88%	(1.38)%	10.72%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.92%	0.92%	0.86%	0.85%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.53%	0.21%	0.02%	0.28%	0.24%	0.14%
Supplemental data
Portfolio turnover rate	19%	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$151,207	$172,197	$167,552	$173,175	$226,729	$223,525

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Common Stock Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are

Notes to financial statements (unaudited)	Wells Fargo Common Stock Fund	21

valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $808,739,374 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$297,002,555

Gross unrealized losses	(23,664,843)

Net unrealized gains	$273,337,712

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Wells Fargo Common Stock Fund	Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$10,861,603	$0	$0	$10,861,603

Consumer discretionary	84,973,615	0	0	84,973,615

Consumer staples	14,064,079	0	0	14,064,079

Energy	54,152,741	0	0	54,152,741

Financials	182,048,065	0	0	182,048,065

Health care	131,432,181	0	0	131,432,181

Industrials	199,040,959	0	0	199,040,959

Information technology	203,180,189	0	0	203,180,189

Materials	56,687,461	0	0	56,687,461

Real estate	115,272,209	0	0	115,272,209

Exchange-traded funds	6,882,489	0	0	6,882,489

Short-term investments

Investment companies	15,578,487	7,903,008	0	23,481,495

Total assets	$1,074,174,078	$7,903,008	$0	$1,082,077,086

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Notes to financial statements (unaudited)	Wells Fargo Common Stock Fund	23

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C,	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $871 from the sale of Class A shares and $13 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $203,896,703 and $261,770,244, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

24	Wells Fargo Common Stock Fund	Notes to financial statements (unaudited)

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Common Stock Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Common Stock Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Common Stock Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Common Stock Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Common Stock Fund	29

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401609 05-19 SA229/SAR229 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Discovery Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Discovery Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFDAX)	7-31-2007	4.51	8.42	16.85	10.88	9.71	17.54	1.21	1.21

Class C (WDSCX)	7-31-2007	9.05	8.89	16.66	10.05	8.89	16.66	1.96	1.96

Class R6 (WFDRX)[3]	6-28-2013	–	–	–	11.36	10.18	18.03	0.78	0.78

Administrator Class (WFDDX)	4-8-2005	–	–	–	10.99	9.81	17.68	1.13	1.13

Institutional Class (WFDSX)	8-31-2006	–	–	–	11.28	10.09	17.97	0.88	0.88

Russell 2500TM Growth Index[4]	–	–	–	–	7.54	9.72	17.50	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	5

Ten largest holdings (%) as of March 31, 2019[5]

Waste Connections Incorporated	2.95

WEX Incorporated	2.17

Veeva Systems Incorporated Class A	2.10

Shopify Incorporated Class A	2.10

Black Knight Incorporated	2.05

Booz Allen Hamilton Holding Corporation	1.94

Zebra Technologies Corporation Class A	1.88

EPAM Systems Incorporated	1.88

Bright Horizons Family Solutions Incorporated	1.85

Exact Sciences Corporation	1.83

Sector distribution as of March 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$979.66	$5.97	1.21%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Class C

Actual	$1,000.00	$975.85	$9.61	1.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Class R6

Actual	$1,000.00	$981.66	$3.85	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Administrator Class

Actual	$1,000.00	$980.14	$5.58	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69	1.13%
Institutional Class

Actual	$1,000.00	$981.33	$4.30	0.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38	0.87%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Discovery Fund	7

Security name	Shares	Value

Common Stocks: 97.61%

Communication Services: 4.34%

Entertainment: 2.96%

Take-Two Interactive Software Incorporated †	346,000	$32,652,020

World Wrestling Entertainment Incorporated Class A «	526,300	45,672,314

		78,324,334

Interactive Media & Services: 1.38%

Match Group Incorporated «	645,000	36,513,450

Consumer Discretionary: 15.01%

Diversified Consumer Services: 3.10%

Adtalem Global Education Incorporated †	712,800	33,016,896

Bright Horizons Family Solutions Incorporated †	385,740	49,031,411

		82,048,307

Hotels, Restaurants & Leisure: 6.51%

Chipotle Mexican Grill Incorporated †	61,000	43,328,910

Domino’s Pizza Incorporated	144,500	37,295,450

Eldorado Resorts Incorporated †	943,100	44,033,339

Vail Resorts Incorporated	218,614	47,504,822

		172,162,521

Household Durables: 0.96%

Skyline Champion Corporation	1,337,300	25,408,700

Internet & Direct Marketing Retail: 2.82%

MercadoLibre Incorporated †	90,910	46,157,734

Wayfair Incorporated Class A †«	192,125	28,520,956

		74,678,690

Specialty Retail: 1.62%

Burlington Stores Incorporated †	272,865	42,752,488

Consumer Staples: 1.00%

Food Products: 1.00%

Lamb Weston Holdings Incorporated	351,500	26,341,410

Financials: 1.94%

Capital Markets: 0.94%

MarketAxess Holdings Incorporated	100,500	24,731,040

Consumer Finance: 1.00%

SLM Corporation	2,670,300	26,462,673

Health Care: 21.84%

Biotechnology: 6.58%

AnaptysBio Incorporated †	166,135	12,136,162

Array BioPharma Incorporated †	1,007,079	24,552,586

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Discovery Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Biotechnology (continued)

CRISPR Therapeutics AG †«	293,471	$10,482,784

Exact Sciences Corporation †	559,800	48,489,876

Immunomedics Incorporated †«	751,300	14,432,473

Invitae Corporation †	669,398	15,677,301

Mirati Therapeutics Incorporated †	205,300	15,048,490

Precision BioSciences Incorporated †	360,366	6,468,570

Sarepta Therapeutics Incorporated †«	146,335	17,441,669

Zai Lab Limited ADR †	312,100	9,210,071

		173,939,982

Health Care Equipment & Supplies: 7.09%

Avanos Medical Incorporated †	575,300	24,553,804

DexCom Incorporated †	131,600	15,673,560

Haemonetics Corporation †	334,100	29,227,068

ICU Medical Incorporated †	156,961	37,565,476

Insulet Corporation †«	329,395	31,322,171

iRhythm Technologies Incorporated †	389,714	29,212,961

Penumbra Incorporated †«	135,600	19,934,556

		187,489,596

Health Care Providers & Services: 2.13%

HealthEquity Incorporated †	386,900	28,622,862

WellCare Health Plans Incorporated †	103,000	27,784,250

		56,407,112

Health Care Technology: 2.10%

Veeva Systems Incorporated Class A †	438,700	55,653,482

Life Sciences Tools & Services: 1.39%

Bio-Rad Laboratories Incorporated Class A †	119,800	36,620,464

Pharmaceuticals: 2.55%

Elanco Animal Health Incorporated †	1,307,318	41,925,688

GW Pharmaceuticals plc ADR †«	99,900	16,840,143

Wave Life Sciences Limited †«	222,800	8,655,780

		67,421,611

Industrials: 18.04%

Aerospace & Defense: 2.86%

Mercury Computer Systems Incorporated †	556,919	35,687,370

Teledyne Technologies Incorporated †	168,600	39,959,886

		75,647,256

Building Products: 1.34%

A.O. Smith Corporation	666,900	35,559,108

Commercial Services & Supplies: 7.04%

Casella Waste Systems Incorporated Class A †	990,974	35,239,035

Cintas Corporation	198,500	40,118,835

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Discovery Fund	9

Security name	Shares	Value

Commercial Services & Supplies (continued)

The Brink’s Company	434,800	$32,788,268

Waste Connections Incorporated	880,029	77,961,769

		186,107,907

Construction & Engineering: 0.95%

WillScot Corporation †	2,278,250	25,265,793

Machinery: 2.72%

The Middleby Corporation †	291,600	37,916,748

Woodward Governor Company	359,300	34,093,977

		72,010,725

Road & Rail: 1.13%

Saia Incorporated †	488,100	29,822,910

Trading Companies & Distributors: 2.00%

SiteOne Landscape Supply Incorporated †	376,943	21,542,292

Univar Incorporated †	1,409,541	31,235,429

		52,777,721

Information Technology: 33.87%

Communications Equipment: 1.63%

Motorola Solutions Incorporated	307,100	43,122,982

Electronic Equipment, Instruments & Components: 5.29%

Littelfuse Incorporated	162,824	29,712,124

Novanta Incorporated †	325,040	27,540,639

Rogers Corporation †	208,399	33,110,433

Zebra Technologies Corporation Class A †	236,800	49,616,704

		139,979,900

IT Services: 18.15%

Black Knight Incorporated †	994,419	54,195,836

Booz Allen Hamilton Holding Corporation	880,600	51,198,084

EPAM Systems Incorporated †	293,179	49,585,364

Euronet Worldwide Incorporated †	304,172	43,371,885

Gartner Incorporated †	193,100	29,289,408

InterXion Holding NV †	143,900	9,602,447

PagSeguro Digital Limited Class A †«	1,103,100	32,927,535

Shopify Incorporated Class A †	268,500	55,477,470

Total System Services Incorporated	402,100	38,203,521

Twilio Incorporated Class A †	270,700	34,969,026

WEX Incorporated †	299,500	57,501,005

WNS Holdings Limited ADR †	445,500	23,731,785

		480,053,366

Semiconductors & Semiconductor Equipment: 1.10%

Advanced Micro Devices Incorporated †«	1,135,800	28,985,616

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Discovery Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name		Shares	Value

Software: 6.84%

2U Incorporated †		415,200	$29,416,920

DocuSign Incorporated †		568,100	29,450,304

Envestnet Incorporated †		461,925	30,205,276

Globant SA †		442,600	31,601,640

Pluralsight Incorporated Class A †		879,811	27,925,201

Zendesk Incorporated †		378,900	32,206,500

			180,805,841

Technology Hardware, Storage & Peripherals: 0.86%

NCR Corporation †		831,900	22,702,551

Materials: 1.57%

Chemicals: 1.57%

Ingevity Corporation †		392,800	41,483,609

Total Common Stocks (Cost $1,964,694,628)			2,581,281,145

	Yield
Short-Term Investments: 10.22%

Investment Companies: 10.22%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	188,330,667	188,349,500

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	81,820,557	81,820,557

Total Short-Term Investments (Cost $270,167,069)			270,170,057

Total investments in securities (Cost $2,234,861,697)	107.83%	2,851,451,202

Other assets and liabilities, net	(7.83)	(207,022,326)

Total net assets	100.00%	$2,644,428,876

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Discovery Fund	11

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	224,067,768	597,247,694	632,984,795	188,330,667	$0	$0	$1,918,056	$188,349,500
Wells Fargo Government Money Market Fund Select Class	32,383,204	429,550,400	380,113,047	81,820,557	0	0	564,089	81,820,557

					$0	$0	$2,482,145	$270,170,057	10.22%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Discovery Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $184,274,173 of securities loaned), at value (cost $1,964,694,628)	$2,581,281,145
Investments in affiliated securities, at value (cost $270,167,069)	270,170,057
Receivable for investments sold	3,973,482
Receivable for Fund shares sold	3,341,031
Receivable for dividends	687,387
Receivable for securities lending income	83,898

Total assets	2,859,537,000

Liabilities
Payable upon receipt of securities loaned	188,364,251
Payable for investments purchased	22,443,325
Payable for Fund shares redeemed	1,664,271
Management fee payable	1,609,653
Administration fees payable	291,639
Distribution fee payable	20,150
Trustees’ fees and expenses payable	1,467
Accrued expenses and other liabilities	713,368

Total liabilities	215,108,124

Total net assets	$2,644,428,876

NET ASSETS CONSIST OF
Paid-in capital	$1,994,579,705
Total distributable earnings	649,849,171

Total net assets	$2,644,428,876

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$626,313,008
Shares outstanding – Class A1	19,965,663
Net asset value per share – Class A	$31.37
Maximum offering price per share – Class A2	$33.28
Net assets – Class C	$31,614,515
Shares outstanding – Class C1	1,180,405
Net asset value per share – Class C	$26.78
Net assets – Class R6	$502,961,022
Shares outstanding – Class R6[1]	14,530,253
Net asset value per share – Class R6	$34.61
Net assets – Administrator Class	$328,111,998
Shares outstanding – Administrator Class[1]	10,066,187
Net asset value per share – Administrator Class	$32.60
Net assets – Institutional Class	$1,155,428,333
Shares outstanding – Institutional Class[1]	33,602,050
Net asset value per share – Institutional Class	$34.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended March 31, 2019 (unaudited)	Wells Fargo Discovery Fund	13

Investment income
Dividends (net of foreign withholding taxes of $44,633)	$6,981,719
Income from affiliated securities	564,089
Securities lending income from affiliates, net	451,779

Total investment income	7,997,587

Expenses
Management fee	9,097,020
Administration fees
Class A	612,876
Class C	34,516
Class R6	69,694
Administrator Class	198,907
Institutional Class	730,299
Shareholder servicing fees
Class A	729,615
Class C	41,090
Administrator Class	382,513
Distribution fee
Class C	123,270
Custody and accounting fees	72,992
Professional fees	22,397
Registration fees	28,438
Shareholder report expenses	96,642
Trustees’ fees and expenses	10,969
Other fees and expenses	25,825

Total expenses	12,277,063
Less: Fee waivers and/or expense reimbursements	(2,175)

Net expenses	12,274,888

Net investment loss	(4,277,301)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	60,698,082
Net change in unrealized gains (losses) on investments	(151,746,180)

Net realized and unrealized gains (losses) on investments	(91,048,098)

Net decrease in net assets resulting from operations	$(95,325,399)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Discovery Fund	Statement of changes in net assets

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment loss		$(4,277,301)		$(12,786,673)
Net realized gains on investments		60,698,082		373,064,864
Net change in unrealized gains (losses) on investments		(151,746,180)		224,747,286

Net increase (decrease) in net assets resulting from operations		(95,325,399)		585,025,477

Distributions to shareholders from net investment income and net realized gains
Class A		(88,695,435)		(99,511,453)
Class C		(5,933,378)		(7,025,882)
Class R6		(63,357,174)		(54,328,520)
Administrator Class		(44,501,716)		(51,960,260)
Institutional Class		(163,733,298)		(179,090,110)

Total distributions to shareholders		(366,221,001)		(391,916,225)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	930,621	27,984,547	1,452,010	51,353,312
Class C	73,058	1,816,652	112,021	3,424,044
Class R6	1,010,712	33,688,160	4,113,741	158,001,613
Administrator Class	495,259	15,558,276	918,595	33,383,569
Institutional Class	2,957,459	96,867,453	6,492,817	245,683,308

		175,915,088		491,845,846

Reinvestment of distributions
Class A	3,194,495	86,155,536	3,004,879	96,516,712
Class C	234,117	5,403,420	221,675	6,302,232
Class R6	2,119,233	62,983,596	1,557,379	54,087,762
Administrator Class	1,575,742	44,136,530	1,557,195	51,621,001
Institutional Class	5,074,483	149,849,493	4,841,719	167,426,637

		348,528,575		375,954,344

Payment for shares redeemed
Class A	(1,958,871)	(58,006,505)	(3,309,751)	(116,123,418)
Class C	(347,922)	(8,691,535)	(327,097)	(10,270,806)
Class R6	(1,465,345)	(49,567,693)	(1,827,978)	(69,640,517)
Administrator Class	(995,013)	(31,458,909)	(2,456,379)	(87,966,732)
Institutional Class	(7,366,520)	(224,482,232)	(8,225,567)	(314,872,170)

		(372,206,874)		(598,873,643)

Net increase in net assets resulting from capital share transactions		152,236,789		268,926,547

Total increase (decrease) in net assets		(309,309,611)		462,035,799

Net assets
Beginning of period		2,953,738,487		2,491,702,688

End of period		$2,644,428,876		$2,953,738,487

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	15

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.03	$36.47	$29.94	$30.48	$32.35	$33.50
Net investment loss	(0.09)	(0.26)	(0.23)	(0.18)[1]	(0.24)	(0.30)
Net realized and unrealized gains (losses) on investments	(1.51)	7.85	7.17	2.23	0.96	1.36

Total from investment operations	(1.60)	7.59	6.94	2.05	0.72	1.06
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$31.37	$38.03	$36.47	$29.94	$30.48	$32.35
Total return[2]	(2.03)%	23.86%	23.42%	7.33%	2.09%	3.15%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.21%	1.20%	1.23%	1.25%
Net expenses	1.21%	1.20%	1.21%	1.20%	1.21%	1.22%
Net investment loss	(0.57)%	(0.69)%	(0.70)%	(0.64)%	(0.64)%	(0.95)%
Supplemental data
Portfolio turnover rate	32%	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$626,313	$676,930	$607,318	$641,786	$294,661	$335,221

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$33.46	$32.99	$27.32	$28.24	$30.37	$31.81
Net investment loss	(0.17)[1]	(0.46)	(0.42)[1]	(0.37)[1]	(0.43)[1]	(0.35)
Net realized and unrealized gains (losses) on investments	(1.45)	6.96	6.50	2.04	0.89	1.12

Total from investment operations	(1.62)	6.50	6.08	1.67	0.46	0.77
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$26.78	$33.46	$32.99	$27.32	$28.24	$30.37
Total return[2]	(2.41)%	22.94%	22.51%	6.51%	1.35%	2.33%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.95%	1.96%	1.95%	1.98%	2.00%
Net expenses	1.95%	1.95%	1.96%	1.95%	1.96%	1.97%
Net investment loss	(1.31)%	(1.45)%	(1.45)%	(1.41)%	(1.39)%	(1.70)%
Supplemental data
Portfolio turnover rate	32%	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$31,615	$40,860	$40,070	$49,538	$66,772	$84,585

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS R6		2018	2017	2016	2015	2014
Net asset value, beginning of period	$41.26	$38.93	$31.80	$32.08	$33.78	$34.73
Net investment loss	(0.02)[1]	(0.10)[1]	(0.08)	(0.07)	(0.07)	(0.17)
Net realized and unrealized gains (losses) on investments	(1.57)	8.46	7.62	2.38	0.96	1.43

Total from investment operations	(1.59)	8.36	7.54	2.31	0.89	1.26
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$34.61	$41.26	$38.93	$31.80	$32.08	$33.78
Total return[2]	(1.83)%	24.39%	23.98%	7.77%	2.53%	3.60%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.78%	0.77%	0.76%	0.77%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.76%	0.77%
Net investment loss	(0.15)%	(0.26)%	(0.27)%	(0.22)%	(0.21)%	(0.45)%
Supplemental data
Portfolio turnover rate	32%	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$502,961	$530,879	$351,268	$300,118	$273,941	$221,043

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$39.27	$37.44	$30.70	$31.17	$32.99	$34.08
Net investment loss	(0.08)[1]	(0.23)	(0.20)[1]	(0.17)[1]	(0.20)	(0.27)[1]
Net realized and unrealized gains (losses) on investments	(1.53)	8.09	7.35	2.29	0.97	1.39

Total from investment operations	(1.61)	7.86	7.15	2.12	0.77	1.12
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$32.60	$39.27	$37.44	$30.70	$31.17	$32.99
Total return[2]	(1.99)%	23.97%	23.52%	7.40%	2.24%	3.25%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.13%	1.12%	1.09%	1.08%
Net expenses	1.13%	1.12%	1.13%	1.12%	1.09%	1.08%
Net investment loss	(0.49)%	(0.62)%	(0.62)%	(0.58)%	(0.52)%	(0.81)%
Supplemental data
Portfolio turnover rate	32%	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$328,112	$353,042	$335,898	$400,997	$575,568	$687,537

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	19

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$41.05	$38.79	$31.72	$32.04	$33.76	$34.74
Net investment loss	(0.05)	(0.18)	(0.13)[1]	(0.10)	(0.09)	(0.20)
Net realized and unrealized gains (losses) on investments	(1.55)	8.47	7.61	2.37	0.96	1.43

Total from investment operations	(1.60)	8.29	7.48	2.27	0.87	1.23
Distributions to shareholders from
Net realized gains	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$34.39	$41.05	$38.79	$31.72	$32.04	$33.76
Total return[2]	(1.87)%	24.25%	23.88%	7.68%	2.47%	3.51%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.88%	0.87%	0.82%	0.82%
Net expenses	0.87%	0.87%	0.88%	0.87%	0.82%	0.82%
Net investment loss	(0.23)%	(0.36)%	(0.37)%	(0.32)%	(0.26)%	(0.54)%
Supplemental data
Portfolio turnover rate	32%	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$1,155,428	$1,352,027	$1,157,148	$1,316,107	$1,436,125	$1,396,603

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Discovery Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements (unaudited)	Wells Fargo Discovery Fund	21

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $2,232,475,122 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$685,798,747

Gross unrealized losses	(66,822,667)

Net unrealized gains	$618,976,080

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority

22	Wells Fargo Discovery Fund	Notes to financial statements (unaudited)

to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$114,837,784	$0	$0	$114,837,784

Consumer discretionary	397,050,706	0	0	397,050,706

Consumer staples	26,341,410	0	0	26,341,410

Financials	51,193,713	0	0	51,193,713

Health care	577,532,247	0	0	577,532,247

Industrials	477,191,420	0	0	477,191,420

Information technology	895,650,256	0	0	895,650,256

Materials	41,483,609	0	0	41,483,609

Short-term investments

Investment companies	81,820,557	188,349,500	0	270,170,057

Total assets	$2,663,101,702	$188,349,500	$0	$2,851,451,202

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

Notes to financial statements (unaudited)	Wells Fargo Discovery Fund	23

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $2,668 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $799,753,920 and $1,032,103,455, respectively.

24	Wells Fargo Discovery Fund	Notes to financial statements (unaudited)

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Discovery Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Discovery Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Discovery Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Discovery Fund	29

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401610 05-19 SA230/SAR230 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Enterprise Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Enterprise Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Enterprise Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SENAX)	2-24-2000	5.77	8.06	15.18	12.22	9.35	15.86	1.25	1.18

Class C (WENCX)	3-31-2008	10.37	8.54	15.00	11.37	8.54	15.00	2.00	1.93

Class R6 (WENRX)[3]	10-31-2014	–	–	–	12.65	9.77	16.31	0.82	0.80

Administrator Class (SEPKX)	8-30-2002	–	–	–	12.32	9.48	16.00	1.17	1.10

Institutional Class (WFEIX)	6-30-2003	–	–	–	12.60	9.72	16.28	0.92	0.85

Russell Midcap® Growth Index[4]	–	–	–	–	11.51	10.89	17.60	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	5

Ten largest holdings (%) as of March 31, 2019[5]

Waste Connections Incorporated	2.90

ServiceNow Incorporated	2.89

First Data Corporation Class A	2.41

Cintas Corporation	2.23

Chipotle Mexican Grill Incorporated	2.19

WEX Incorporated	2.07

Align Technology Incorporated	2.04

Edwards Lifesciences Corporation	2.01

Autodesk Incorporated	1.98

Shopify Incorporated Class A	1.97

Sector distribution as of March 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6. If these expenses had been included, returns for Class R6 shares would be higher.

[4]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,004.80	$5.90	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94	1.18%
Class C

Actual	$1,000.00	$1,001.04	$9.63	1.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	$9.70	1.93%
Class R6

Actual	$1,000.00	$1,006.70	$4.00	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class

Actual	$1,000.00	$1,005.12	$5.50	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Class

Actual	$1,000.00	$1,006.55	$4.25	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Enterprise Fund	7

Security name	Shares	Value

Common Stocks: 99.25%

Communication Services: 5.27%

Entertainment: 3.93%

Nintendo Company Limited ADR «	229,500	$8,232,165

Take-Two Interactive Software Incorporated †	110,100	10,390,137

World Wrestling Entertainment Incorporated Class A	114,800	9,962,344

		28,584,646

Interactive Media & Services: 1.34%

Match Group Incorporated «	171,600	9,714,276

Consumer Discretionary: 17.73%

Auto Components: 1.62%

Aptiv plc	147,885	11,755,379

Automobiles: 1.25%

Ferrari NV	67,700	9,058,260

Diversified Consumer Services: 2.93%

Adtalem Global Education Incorporated †	187,100	8,666,472

Bright Horizons Family Solutions Incorporated †	99,100	12,596,601

		21,263,073

Hotels, Restaurants & Leisure: 7.57%

Chipotle Mexican Grill Incorporated †	22,400	15,910,944

Domino’s Pizza Incorporated	39,400	10,169,140

Eldorado Resorts Incorporated †	214,600	10,019,674

Royal Caribbean Cruises Limited	59,200	6,785,504

Vail Resorts Incorporated	55,817	12,129,034

		55,014,296

Internet & Direct Marketing Retail: 2.59%

MercadoLibre Incorporated †	24,700	12,540,931

Wayfair Incorporated Class A †	42,369	6,289,678

		18,830,609

Specialty Retail: 1.77%

Burlington Stores Incorporated †	82,100	12,863,428

Consumer Staples: 1.08%

Food Products: 1.08%

Lamb Weston Holdings Incorporated	105,100	7,876,194

Financials: 2.93%

Capital Markets: 2.93%

Intercontinental Exchange Incorporated	157,225	11,971,112

Raymond James Financial Incorporated	115,700	9,303,437

		21,274,549

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Enterprise Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Health Care: 15.85%

Biotechnology: 1.67%

Exact Sciences Corporation †	139,700	$12,100,814

Health Care Equipment & Supplies: 6.16%

Align Technology Incorporated †	52,100	14,813,593

DexCom Incorporated †	61,900	7,372,290

Edwards Lifesciences Corporation †	76,200	14,579,346

Insulet Corporation †«	84,200	8,006,578

		44,771,807

Health Care Providers & Services: 1.69%

WellCare Health Plans Incorporated †	45,500	12,273,625

Health Care Technology: 1.93%

Veeva Systems Incorporated Class A †	110,300	13,992,658

Life Sciences Tools & Services: 2.30%

Bio-Rad Laboratories Incorporated Class A †	34,100	10,423,688

Illumina Incorporated †	20,300	6,307,007

		16,730,695

Pharmaceuticals: 2.10%

Elanco Animal Health Incorporated †	362,587	11,628,165

GW Pharmaceuticals plc ADR †«	21,600	3,641,112

		15,269,277

Industrials: 15.64%

Aerospace & Defense: 1.50%

Teledyne Technologies Incorporated †	45,900	10,878,759

Building Products: 1.14%

A.O. Smith Corporation	155,500	8,291,260

Commercial Services & Supplies: 6.17%

Cintas Corporation	80,000	16,168,800

The Brink’s Company	100,600	7,586,246

Waste Connections Incorporated	237,539	21,043,580

		44,798,626

Electrical Equipment: 1.92%

Rockwell Automation Incorporated	79,300	13,913,978

Machinery: 2.70%

The Middleby Corporation †	79,500	10,337,385

Woodward Governor Company	98,000	9,299,220

		19,636,605

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Enterprise Fund	9

Security name	Shares	Value

Road & Rail: 1.01%

Lyft Incorporated Class A †	14,625	$1,144,991

Saia Incorporated †	101,800	6,219,980

		7,364,971

Trading Companies & Distributors: 1.20%

Univar Incorporated †	395,046	8,754,219

Information Technology: 33.80%

Communications Equipment: 1.70%

Motorola Solutions Incorporated	88,100	12,371,002

Electronic Equipment, Instruments & Components: 2.53%

Littelfuse Incorporated	33,400	6,094,832

Zebra Technologies Corporation Class A †	58,500	12,257,505

		18,352,337

IT Services: 19.54%

Black Knight Incorporated †	257,300	14,022,850

Booz Allen Hamilton Holding Corporation	231,600	13,465,224

EPAM Systems Incorporated †	72,254	12,220,319

First Data Corporation Class A †	665,800	17,490,566

FleetCor Technologies Incorporated †	54,800	13,513,132

Gartner Incorporated †	69,000	10,465,920

PagSeguro Digital Limited Class A †«	348,200	10,393,770

Shopify Incorporated Class A †	69,100	14,277,442

Total System Services Incorporated	134,000	12,731,340

Twilio Incorporated Class A †	64,600	8,345,028

WEX Incorporated †	78,500	15,071,215

		141,996,806

Semiconductors & Semiconductor Equipment: 4.04%

Advanced Micro Devices Incorporated †	261,500	6,673,480

Infineon Technologies AG ADR	434,500	8,618,308

Xilinx Incorporated	111,100	14,086,369

		29,378,157

Software: 5.99%

Autodesk Incorporated †	92,500	14,413,350

ServiceNow Incorporated †	85,250	21,013,273

SS&C Technologies Holdings Incorporated	126,600	8,063,154

		43,489,777

Materials: 5.76%

Chemicals: 4.31%

Air Products & Chemicals Incorporated	53,700	10,254,552

Ingevity Corporation †	92,300	9,747,803

The Sherwin-Williams Company	26,200	11,284,602

		31,286,957

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Enterprise Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name		Shares	Value

Construction Materials: 1.45%

Vulcan Materials Company		89,100	$10,549,440

Real Estate: 1.19%

Equity REITs: 1.19%

SBA Communications Corporation †		43,100	8,605,345

Total Common Stocks (Cost $529,240,936)			721,041,825

	Yield
Short-Term Investments: 4.37%

Investment Companies: 4.37%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	23,701,832	23,704,202

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38	8,039,289	8,039,289

Total Short-Term Investments (Cost $31,743,491)			31,743,491

Total investments in securities (Cost $560,984,427)	103.62%	752,785,316

Other assets and liabilities, net	(3.62)	(26,278,766)

Total net assets	100.00%	$726,506,550

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized losses	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	33,993,921	196,174,736	206,466,825	23,701,832	$0	$0	$480,928	$23,704,202
Wells Fargo Government Money Market Fund Select Class	4,785,042	90,239,551	86,985,304	8,039,289	0	0	86,614	8,039,289

					$0	$0	$567,542	$31,743,491	4.37%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019 (unaudited)	Wells Fargo Enterprise Fund	11

Assets
Investments in unaffiliated securities (including $23,104,242 of securities loaned), at value (cost $529,240,936)	$721,041,825
Investments in affiliated securities, at value (cost $31,743,491)	31,743,491
Receivable for investments sold	1,055,300
Receivable for Fund shares sold	60,143
Receivable for dividends	330,254
Receivable for securities lending income	17,952
Prepaid expenses and other assets	43,842

Total assets	754,292,807

Liabilities
Payable upon receipt of securities loaned	23,706,570
Payable for investments purchased	2,937,787
Management fee payable	412,075
Payable for Fund shares redeemed	333,727
Administration fees payable	117,088
Distribution fee payable	1,890
Trustees’ fees and expenses payable	1,003
Accrued expenses and other liabilities	276,117

Total liabilities	27,786,257

Total net assets	$726,506,550

NET ASSETS CONSIST OF
Paid-in capital	$531,436,373
Total distributable earnings	195,070,177

Total net assets	$726,506,550

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$625,133,481
Shares outstanding – Class A1	13,441,033
Net asset value per share – Class A	$46.51
Maximum offering price per share – Class A2	$49.35
Net assets – Class C	$2,960,595
Shares outstanding – Class C1	73,834
Net asset value per share – Class C	$40.10
Net assets – Class R6	$49,123,880
Shares outstanding – Class R6[1]	941,972
Net asset value per share – Class R6	$52.15
Net assets – Administrator Class	$3,256,574
Shares outstanding – Administrator Class[1]	65,924
Net asset value per share – Administrator Class	$49.40
Net assets – Institutional Class	$46,032,020
Shares outstanding – Institutional Class[1]	885,315
Net asset value per share – Institutional Class	$52.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Enterprise Fund	Statement of operations—six months ended March 31, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $34,054)	$2,333,420
Income from affiliated securities	200,505

Total investment income	2,533,925

Expenses
Management fee	2,502,058
Administration fees
Class A	607,487
Class C	5,275
Class R6	6,579
Administrator Class	2,015
Institutional Class	27,616
Shareholder servicing fees
Class A	723,199
Class C	6,280
Administrator Class	3,665
Distribution fee
Class C	18,840
Custody and accounting fees	31,255
Professional fees	21,077
Registration fees	53,492
Shareholder report expenses	37,918
Trustees’ fees and expenses	10,969
Other fees and expenses	7,011

Total expenses	4,064,736
Less: Fee waivers and/or expense reimbursements	(229,761)

Net expenses	3,834,975

Net investment loss	(1,301,050)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	5,537,993
Net change in unrealized gains (losses) on investments	(5,130,198)

Net realized and unrealized gains (losses) on investments	407,795

Net decrease in net assets resulting from operations	$(893,255)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Enterprise Fund	13

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment loss		$(1,301,050)		$(4,200,615)
Net realized gains on investments		5,537,993		90,687,674
Net change in unrealized gains (losses) on investments		(5,130,198)		51,811,573

Net increase (decrease) in net assets resulting from operations		(893,255)		138,298,632

Distributions to shareholders from net investment income and net realized gains
Class A		(70,134,961)		(61,896,652)
Class C		(816,461)		(1,047,354)
Class R6		(4,758,791)		(4,095,973)
Administrator Class		(354,534)		(378,790)
Institutional Class		(4,789,876)		(4,654,368)

Total distributions to shareholders		(80,854,623)		(72,073,137)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	160,294	6,832,203	185,378	9,099,671
Class C	4,196	152,334	4,536	198,917
Class R6	53,029	2,683,429	178,922	9,819,356
Administrator Class	2,214	107,239	12,688	658,208
Institutional Class	127,400	6,062,409	132,493	7,163,466

		15,837,614		26,939,618

Reinvestment of distributions
Class A	1,674,293	66,553,136	1,280,198	58,530,640
Class C	23,540	808,616	25,557	1,037,343
Class R6	106,813	4,755,337	81,337	4,092,854
Administrator Class	8,166	344,706	7,722	371,790
Institutional Class	102,725	4,559,989	89,154	4,477,339

		77,021,784		68,509,966

Payment for shares redeemed
Class A	(767,089)	(32,897,159)	(1,203,590)	(59,203,661)
Class C	(117,114)	(4,406,180)	(69,340)	(3,062,717)
Class R6	(44,986)	(2,194,545)	(108,785)	(6,087,430)
Administrator Class	(10,516)	(498,335)	(26,820)	(1,379,035)
Institutional Class	(175,321)	(8,071,953)	(425,040)	(22,883,844)

		(48,068,172)		(92,616,687)

Net increase in net assets resulting from capital share transactions		44,791,226		2,832,897

Total increase (decrease) in net assets		(36,956,652)		69,058,392

Net assets
Beginning of period		763,463,202		694,404,810

End of period		$726,506,550		$763,463,202

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$52.96	$48.80	$41.94	$41.90	$47.93	$49.54
Net investment loss	(0.10)	(0.31)	(0.25)	(0.21)[1]	(0.29)	(0.43)[1]
Net realized and unrealized gains (losses) on investments	(0.61)	9.66	8.94	3.61	0.18	3.00

Total from investment operations	(0.71)	9.35	8.69	3.40	(0.11)	2.57
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$46.51	$52.96	$48.80	$41.94	$41.90	$47.93
Total return[2]	0.48%	20.83%	21.55%	8.63%	(0.67)%	5.27%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.26%	1.26%	1.29%	1.29%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(0.43)%	(0.61)%	(0.55)%	(0.52)%	(0.60)%	(0.87)%
Supplemental data
Portfolio turnover rate	26%	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$625,133	$655,338	$591,002	$542,077	$370,743	$417,971

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	15

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$46.74	$43.95	$38.23	$38.75	$45.07	$47.14
Net investment loss	(0.23)[1]	(0.60)[1]	(0.85)	(0.47)[1]	(0.59)[1]	(0.75)[1]
Net realized and unrealized gains (losses) on investments	(0.67)	8.58	8.40	3.31	0.19	2.86

Total from investment operations	(0.90)	7.98	7.55	2.84	(0.40)	2.11
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$40.10	$46.74	$43.95	$38.23	$38.75	$45.07
Total return[2]	0.10%	19.93%	20.66%	7.80%	(1.41)%	4.49%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.01%	2.01%	2.04%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.18)%	(1.37)%	(1.13)%	(1.28)%	(1.36)%	(1.62)%
Supplemental data
Portfolio turnover rate	26%	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$2,961	$7,629	$8,898	$9,181	$9,399	$9,658

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS R6		2018	2017	2016	2015[1]
Net asset value, beginning of period	$58.47	$53.17	$45.37	$44.89	$52.65
Net investment loss	(0.01)[2]	(0.13)[2]	(0.08)	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	(0.57)	10.62	9.71	3.90	(1.76)

Total from investment operations	(0.58)	10.49	9.63	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$52.15	$58.47	$53.17	$45.37	$44.89
Total return[3]	0.67%	21.30%	22.01%	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.81%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.05)%	(0.23)%	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	26%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$49,124	$48,363	$35,923	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$55.82	$51.12	$43.81	$43.58	$49.54	$51.03
Net investment loss	(0.08)	(0.28)[1]	(0.20)[1]	(0.18)[1]	(0.23)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	(0.60)	10.17	9.34	3.77	0.19	3.06

Total from investment operations	(0.68)	9.89	9.14	3.59	(0.04)	2.69
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$49.40	$55.82	$51.12	$43.81	$43.58	$49.54
Total return[2]	0.51%	20.95%	21.66%	8.74%	(0.46)%	5.33%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.18%	1.15%	1.09%	1.12%
Net expenses	1.10%	1.10%	1.10%	1.07%	1.07%	1.09%
Net investment loss	(0.35)%	(0.53)%	(0.44)%	(0.41)%	(0.47)%	(0.74)%
Supplemental data
Portfolio turnover rate	26%	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$3,257	$3,687	$3,705	$4,693	$3,542	$44,760

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$58.33	$53.08	$45.32	$44.87	$50.77	$52.07
Net investment loss	(0.02)[1]	(0.15)[1]	(0.09)[1]	(0.09)[1]	(0.13)[1]	(0.28)[1]
Net realized and unrealized gains (losses) on investments	(0.57)	10.59	9.68	3.90	0.15	3.16

Total from investment operations	(0.59)	10.44	9.59	3.81	0.02	2.88
Distributions to shareholders from
Net realized gains	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$52.00	$58.33	$53.08	$45.32	$44.87	$50.77
Total return[2]	0.66%	21.24%	21.97%	8.97%	(0.32)%	5.61%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.93%	0.93%	0.88%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.09)%	(0.29)%	(0.19)%	(0.21)%	(0.27)%	(0.54)%
Supplemental data
Portfolio turnover rate	26%	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$46,032	$48,446	$54,877	$61,563	$87,279	$76,790

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Enterprise Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are

20	Wells Fargo Enterprise Fund	Notes to financial statements (unaudited)

valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $561,039,149 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$201,002,408

Gross unrealized losses	(9,256,241)

Net unrealized gains	$191,746,167

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Enterprise Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$38,298,922	$0	$0	$38,298,922

Consumer discretionary	128,785,045	0	0	128,785,045

Consumer staple	7,876,194	0	0	7,876,194

Financials	21,274,549	0	0	21,274,549

Health care	115,138,876	0	0	115,138,876

Industrials	113,638,418	0	0	113,638,418

Information technology	245,588,079	0	0	245,588,079

Materials	41,836,397	0	0	41,836,397

Real estate	8,605,345	0	0	8,605,345

Short-term investments

Investment companies	8,039,289	23,704,202	0	31,743,491

Total assets	$729,081,114	$23,704,202	$0	$752,785,316

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

22	Wells Fargo Enterprise Fund	Notes to financial statements (unaudited)

Prior to January 31, 2019, the management fee rate was as follows:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 045% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31 2019, Funds Distributor received $2,498 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements (unaudited)	Wells Fargo Enterprise Fund	23

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $179,558,372 and $220,278,516, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Enterprise Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Enterprise Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26	Wells Fargo Enterprise Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Enterprise Fund	27

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

28	Wells Fargo Enterprise Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401611 05-19 SA231/SAR231 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Opportunity Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Opportunity Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SOPVX)	2-24-2000	0.97	6.91	13.89	7.13	8.19	14.57	1.20	1.18

Class C (WFOPX)	3-31-2008	5.35	7.38	13.72	6.35	7.38	13.72	1.95	1.93

Administrator Class (WOFDX)	8-30-2002	–	–	–	7.37	8.41	14.82	1.12	1.00

Institutional Class (WOFNX)[3]	7-30-2010	–	–	–	7.65	8.69	15.06	0.87	0.75

Russell 3000® Index[4]	–	–	–	–	8.77	10.36	16.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	5

Ten largest holdings (%) as of March 31, 2019[5]

Alphabet Incorporated Class C	3.88

Salesforce.com Incorporated	3.24

LivaNova plc	2.94

MasterCard Incorporated Class A	2.87

Airbus SE	2.61

Novartis AG ADR	2.53

E*TRADE Financial Corporation	2.42

Texas Instruments Incorporated	2.18

General Motors Company	2.17

Amazon.com Incorporated	2.12

Sector distribution as of March 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$986.85	$5.94	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Class C

Actual	$1,000.00	$983.20	$9.69	1.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Administrator Class

Actual	$1,000.00	$987.83	$4.96	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Institutional Class

Actual	$1,000.00	$989.09	$3.72	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 97.56%

Communication Services: 7.87%

Interactive Media & Services: 5.88%

Alphabet Incorporated Class C †	56,120	$65,846,153

Facebook Incorporated Class A †	204,313	34,056,934

		99,903,087

Media: 1.99%

Comcast Corporation Class A	843,479	33,722,290

Consumer Discretionary: 8.51%

Automobiles: 2.17%

General Motors Company	991,201	36,773,557

Hotels, Restaurants & Leisure: 2.05%

Starbucks Corporation	469,156	34,877,057

Internet & Direct Marketing Retail: 2.12%

Amazon.com Incorporated †	20,217	36,001,423

Multiline Retail: 1.51%

Dollar General Corporation	214,545	25,595,219

Specialty Retail: 0.66%

L Brands Incorporated	409,675	11,298,837

Consumer Staples: 2.84%

Beverages: 1.21%

Molson Coors Brewing Company Class B	344,557	20,552,825

Household Products: 1.63%

Church & Dwight Company Incorporated	388,707	27,687,600

Energy: 6.69%

Oil, Gas & Consumable Fuels: 6.69%

Anadarko Petroleum Corporation	394,293	17,932,446

BP plc	459,772	20,101,232

Concho Resources Incorporated	180,636	20,043,371

EOG Resources Incorporated	377,131	35,895,329

Noble Energy Incorporated	796,010	19,685,327

		113,657,705

Financials: 16.57%

Banks: 5.28%

Pinnacle Financial Partners Incorporated	464,458	25,405,853

PNC Financial Services Group Incorporated	280,825	34,445,995

Webster Financial Corporation	587,091	29,747,901

		89,599,749

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Opportunity Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Capital Markets: 6.11%

E*TRADE Financial Corporation	884,631	$41,073,417

Intercontinental Exchange Incorporated	433,928	33,039,278

S&P Global Incorporated	140,410	29,563,326

		103,676,021

Insurance: 5.18%

Chubb Limited	227,615	31,884,309

Marsh & McLennan Companies Incorporated	282,139	26,492,852

Willis Towers Watson plc	168,930	29,672,555

		88,049,716

Health Care: 18.03%

Biotechnology: 2.26%

Alexion Pharmaceuticals Incorporated †	101,290	13,692,382

Celgene Corporation †	262,114	24,727,835

		38,420,217

Health Care Equipment & Supplies: 5.73%

LivaNova plc †	512,810	49,870,773

Medtronic plc	289,454	26,363,470

Zimmer Biomet Holdings Incorporated	164,557	21,013,929

		97,248,172

Health Care Providers & Services: 1.12%

Cigna Corporation	117,750	18,936,555

Life Sciences Tools & Services: 5.28%

Agilent Technologies Incorporated	320,396	25,753,430

Bio-Rad Laboratories Incorporated Class A †	111,939	34,217,514

Thermo Fisher Scientific Incorporated	108,649	29,739,404

		89,710,348

Pharmaceuticals: 3.64%

Mylan NV †	660,731	18,725,117

Novartis AG ADR	447,325	43,005,826

		61,730,943

Industrials: 11.40%

Aerospace & Defense: 4.25%

Airbus SE	335,122	44,321,345

Safran SA	203,303	27,879,748

		72,201,093

Airlines: 1.75%

Alaska Air Group Incorporated	229,818	12,897,386

Delta Air Lines Incorporated	324,008	16,735,013

		29,632,399

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Opportunity Fund	9

Security name	Shares	Value

Building Products: 1.47%

Fortune Brands Home & Security Incorporated	524,129	$24,953,782

Commercial Services & Supplies: 1.33%

Republic Services Incorporated	281,214	22,603,981

Machinery: 2.60%

Gardner Denver Holdings Incorporated †	807,512	22,456,909

ITT Incorporated	374,584	21,725,872

		44,182,781

Information Technology: 18.08%

Electronic Equipment, Instruments & Components: 1.69%

Amphenol Corporation Class A	303,094	28,624,197

IT Services: 4.44%

Fidelity National Information Services Incorporated	235,920	26,682,552

MasterCard Incorporated Class A	206,804	48,692,002

		75,374,554

Semiconductors & Semiconductor Equipment: 3.67%

Marvell Technology Group Limited	1,271,335	25,286,853

Texas Instruments Incorporated	349,273	37,047,387

		62,334,240

Software: 6.28%

Oracle Corporation	648,262	34,818,152

Proofpoint Incorporated †	139,232	16,906,942

Salesforce.com Incorporated †	347,287	54,999,842

		106,724,936

Technology Hardware, Storage & Peripherals: 2.00%

Apple Incorporated	178,460	33,898,477

Materials: 4.13%

Chemicals: 1.84%

The Sherwin-Williams Company	72,422	31,192,880

Metals & Mining: 2.29%

Royal Gold Incorporated	189,576	17,238,146

Steel Dynamics Incorporated	616,762	21,753,196

		38,991,342

Real Estate: 3.44%

Equity REITs: 3.44%

American Tower Corporation	147,982	29,161,333

Equinix Incorporated	64,562	29,256,916

		58,418,249

Total Common Stocks (Cost $1,181,856,867)		1,656,574,232

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Opportunity Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Yield	Shares	Value

Short-Term Investments: 2.48%

Investment Companies: 2.48%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	42,049,586	$42,049,586

Total Short-Term Investments (Cost $42,049,586)			42,049,586

Total investments in securities (Cost $1,223,906,453)	100.04%	1,698,623,818

Other assets and liabilities, net	(0.04)	(723,563)

Total net assets	100.00%	$1,697,900,255

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	0	9,971,753	9,971,753	0	$0	$0	$2,731	$0
Wells Fargo Government Money Market Fund Select Class	15,041,392	201,393,964	174,385,770	42,049,586	0	0	271,217	42,049,586

					$0	$0	$273,948	$42,049,586	2.48%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019 (unaudited)	Wells Fargo Opportunity Fund	11

Assets
Investments in unaffiliated securities, at value (cost $1,181,856,867)	$1,656,574,232
Investments in affiliated securities, at value (cost $42,049,586)	42,049,586
Receivable for investments sold	11,781,979
Receivable for Fund shares sold	81,113
Receivable for dividends	1,657,406
Prepaid expenses and other assets	36,787

Total assets	1,712,181,103

Liabilities
Payable for investments purchased	11,580,615
Management fee payable	969,544
Payable for Fund shares redeemed	853,276
Administration fees payable	283,426
Distribution fee payable	2,942
Trustees’ fees and expenses payable	1,044
Accrued expenses and other liabilities	590,001

Total liabilities	14,280,848

Total net assets	$1,697,900,255

NET ASSETS CONSIST OF
Paid-in capital	$1,180,585,217
Total distributable earnings	517,315,038

Total net assets	$1,697,900,255

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,443,779,406
Shares outstanding – Class A1	35,472,982
Net asset value per share – Class A	$40.70
Maximum offering price per share – Class A2	$43.18
Net assets – Class C	$4,565,629
Shares outstanding – Class C1	121,099
Net asset value per share – Class C	$37.70
Net assets – Administrator Class	$224,850,739
Shares outstanding – Administrator Class[1]	5,011,149
Net asset value per share – Administrator Class	$44.87
Net assets – Institutional Class	$24,704,481
Shares outstanding – Institutional Class[1]	539,570
Net asset value per share – Institutional Class	$45.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Opportunity Fund	Statement of operations—six months ended March 31, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $192,526)	$10,924,664
Income from affiliated securities	271,718

Total investment income	11,196,382

Expenses
Management fee	5,977,193
Administration fees
Class A	1,457,392
Class C	21,892
Administrator Class	142,614
Institutional Class	16,963
Shareholder servicing fees
Class A	1,734,991
Class C	26,061
Administrator Class	272,826
Distribution fee
Class C	78,185
Custody and accounting fees	47,420
Professional fees	25,839
Registration fees	44,727
Shareholder report expenses	78,424
Trustees’ fees and expenses	10,969
Other fees and expenses	19,622

Total expenses	9,955,118
Less: Fee waivers and/or expense reimbursements	(233,129)

Net expenses	9,721,989

Net investment income	1,474,393

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	44,027,010
Net change in unrealized gains (losses) on investments	(76,376,870)

Net realized and unrealized gains (losses) on investments	(32,349,860)

Net decrease in net assets resulting from operations	$(30,875,467)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Opportunity Fund	13

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$1,474,393		$167,228
Net realized gains on investments		44,027,010		178,981,131
Net change in unrealized gains (losses) on investments		(76,376,870)		78,123,312

Net increase (decrease) in net assets resulting from operations		(30,875,467)		257,271,671

Distributions to shareholders from net investment income and net realized gains
Class A		(148,689,321)		(187,514,177)
Class C		(3,194,912)		(4,256,830)
Administrator Class		(21,792,735)		(27,907,658)
Institutional Class		(2,724,775)		(3,553,387)

Total distributions to shareholders		(176,401,743)		(223,232,052)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	795,444	31,441,780	321,107	14,237,392
Class C	8,893	329,946	7,752	322,067
Administrator Class	29,206	1,297,360	81,574	3,929,312
Institutional Class	89,963	4,058,454	160,930	7,973,373

		37,127,540		26,462,144

Reinvestment of distributions
Class A	3,891,147	144,750,656	4,280,718	182,109,847
Class C	91,007	3,143,382	104,852	4,191,994
Administrator Class	504,265	20,669,150	566,744	26,279,904
Institutional Class	58,962	2,469,867	69,002	3,263,351

		171,033,055		215,845,096

Payment for shares redeemed
Class A	(2,224,574)	(87,813,530)	(3,871,565)	(173,423,798)
Class C	(701,354)	(25,495,961)	(150,655)	(6,331,672)
Administrator Class	(356,101)	(15,467,498)	(614,100)	(29,945,551)
Institutional Class	(183,403)	(8,111,208)	(246,531)	(12,279,582)

		(136,888,197)		(221,980,603)

Net increase in net assets resulting from capital share transactions		71,272,398		20,326,637

Total increase (decrease) in net assets		(136,004,812)		54,366,256

Net assets
Beginning of period		1,833,905,067		1,779,538,811

End of period		$1,697,900,255		$1,833,905,067

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$46.31	$45.83	$41.86	$43.35	$49.56	$46.23
Net investment income (loss)	0.03	(0.01)[1]	0.04	0.13 [1]	0.64	(0.07)
Net realized and unrealized gains (losses) on investments	(1.06)	6.41	6.60	4.72	(1.52)	6.46

Total from investment operations	(1.03)	6.40	6.64	4.85	(0.88)	6.39
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.13)	(0.57)	0.00	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(4.58)	(5.92)	(2.67)	(6.34)	(5.33)	(3.06)
Net asset value, end of period	$40.70	$46.31	$45.83	$41.86	$43.35	$49.56
Total return[2]	(1.31)%	15.16%	16.49%	12.46%	(2.27)%	14.35%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.21%	1.21%	1.24%	1.26%
Net expenses	1.20%	1.20%	1.21%	1.21%	1.22%	1.22%
Net investment income (loss)	0.16%	(0.01)%	0.11%	0.33%	1.30%	(0.13)%
Supplemental data
Portfolio turnover rate	13%	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$1,443,779	$1,528,852	$1,479,457	$1,418,614	$390,154	$442,840

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	15

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$43.43	$43.46	$39.99	$41.60	$48.10	$45.27
Net investment income (loss)	(0.14)[1]	(0.43)	(0.26)[1]	(0.16)[1]	0.26	(0.42)[1]
Net realized and unrealized gains (losses) on investments	(1.01)	6.15	6.27	4.51	(1.43)	6.31

Total from investment operations	(1.15)	5.72	6.01	4.35	(1.17)	5.89
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.19)	0.00	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(4.58)	(5.75)	(2.54)	(5.96)	(5.33)	(3.06)
Net asset value, end of period	$37.70	$43.43	$43.46	$39.99	$41.60	$48.10
Total return[2]	(1.68)%	14.31%	15.62%	11.62%	(3.01)%	13.48%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.96%	1.96%	1.99%	2.01%
Net expenses	1.96%	1.95%	1.96%	1.96%	1.97%	1.97%
Net investment income (loss)	(0.74)%	(0.76)%	(0.64)%	(0.40)%	0.55%	(0.88)%
Supplemental data
Portfolio turnover rate	13%	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$4,566	$31,381	$33,057	$34,721	$37,196	$42,940

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.50	$49.45	$44.93	$46.11	$52.27	$48.50
Net investment income	0.08 [1]	0.07	0.15 [1]	0.24 [1]	0.79	0.08
Net realized and unrealized gains (losses) on investments	(1.12)	6.97	7.09	5.04	(1.62)	6.75

Total from investment operations	(1.04)	7.04	7.24	5.28	(0.83)	6.83
Distributions to shareholders from
Net investment income	(0.01)	(0.24)	(0.18)	(0.69)	0.00	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(4.59)	(5.99)	(2.72)	(6.46)	(5.33)	(3.06)
Net asset value, end of period	$44.87	$50.50	$49.45	$44.93	$46.11	$52.27
Total return[2]	(1.22)%	15.38%	16.74%	12.68%	(2.04)%	14.60%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.13%	1.13%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.35%	0.19%	0.31%	0.56%	1.52%	0.09%
Supplemental data
Portfolio turnover rate	13%	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$224,851	$244,110	$237,315	$226,140	$223,281	$253,121

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.50	$50.30	$45.63	$46.76	$52.82	$48.86
Net investment income	0.13 [1]	0.22	0.22 [1]	0.35 [1]	0.92 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(1.14)	7.08	7.25	5.12	(1.65)	6.83

Total from investment operations	(1.01)	7.30	7.47	5.47	(0.73)	7.02
Distributions to shareholders from
Net investment income	(0.12)	(0.35)	(0.26)	(0.83)	0.00	0.00
Net realized gains	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(4.70)	(6.10)	(2.80)	(6.60)	(5.33)	(3.06)
Net asset value, end of period	$45.79	$51.50	$50.30	$45.63	$46.76	$52.82
Total return[2]	(1.09)%	15.69%	17.02%	12.97%	(1.81)%	14.89%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.88%	0.88%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.59%	0.44%	0.47%	0.79%	1.79%	0.36%
Supplemental data
Portfolio turnover rate	13%	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$24,704	$29,562	$29,709	$17,222	$11,906	$29,335

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Opportunity Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in

Notes to financial statements (unaudited)	Wells Fargo Opportunity Fund	19

securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,222,435,014 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$525,707,749

Gross unrealized losses	(49,518,945)

Net unrealized gains	$476,188,804

20	Wells Fargo Opportunity Fund	Notes to financial statements (unaudited)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$133,625,377	$0	$0	$133,625,377

Consumer discretionary	144,546,093	0	0	144,546,093

Consumer staple	48,240,425	0	0	48,240,425

Energy	113,657,705	0	0	113,657,705

Financials	281,325,486	0	0	281,325,486

Health care	306,046,235	0	0	306,046,235

Industrials	193,574,036	0	0	193,574,036

Information technology	306,956,404	0	0	306,956,404

Materials	70,184,222	0	0	70,184,222

Real estate	58,418,249	0	0	58,418,249

Short-term investments

Investment companies	42,049,586	0	0	42,049,586

Total assets	$1,698,623,818	$0	$0	$1,698,623,818

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Notes to financial statements (unaudited)	Wells Fargo Opportunity Fund	21

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Prior to January 31, 2019, the management fee rate was as follows:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended March 31, 2019, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment

22	Wells Fargo Opportunity Fund	Notes to financial statements (unaudited)

expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2019, the Fund’s expenses were capped at 1.21% for Class A shares and 1.96% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $2,113 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $215,823,976 and $347,823,790, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Opportunity Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Opportunity Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26	Wells Fargo Opportunity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Opportunity Fund	27

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401612 05-19 SA232/SAR232 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo Special Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Special Mid Cap Value Fund for the six-month period that ended March 31, 2019. Concerns about interest rate increases in the U.S., trade tensions, and geopolitical events drove equity losses and restrained bond returns during the fourth quarter of 2018. Investor sentiment improved during the first quarter of 2019 thanks to a shift in U.S. Federal Reserve (Fed) policy and consistent, if not spectacular, economic and business growth metrics.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 lost 1.72% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.33%. Based on the MSCI EM Index (Net),3 emerging market stocks added 1.71%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.63% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 2.44%. The Bloomberg Barclays Municipal Bond Index6 added 4.63%, and the ICE BofAML U.S. High Yield Index7 gained 2.39%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Special Mid Cap Value Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low. Businesses and investors responded positively to the shift in policy.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 gross domestic product grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained consistent. Inflation rates were relatively low in the U.S., Europe, and Japan. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Shane Zweck, CFA®‡*

Average annual total returns (%) as of March 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFPAX)	7-31-2007	-2.67	5.85	14.47	3.27	7.11	15.15	1.16	1.16

Class C (WFPCX)	7-31-2007	1.49	6.31	14.30	2.49	6.31	14.30	1.91	1.91

Class R (WFHHX)[3]	9-30-2015	–	–	–	3.01	6.84	14.89	1.41	1.41

Class R6 (WFPRX)[4]	6-28-2013	–	–	–	3.72	7.58	15.65	0.73	0.73

Administrator Class (WFMDX)	4-8-2005	–	–	–	3.34	7.22	15.28	1.08	1.08

Institutional Class (WFMIX)	4-8-2005	–	–	–	3.61	7.49	15.59	0.83	0.83

Russell Midcap® Value Index[5]	–	–	–	–	2.89	7.22	16.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred salescharge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	5

Ten largest holdings (%) as of March 31, 2019[6]

Ameren Corporation	2.95

Jacobs Engineering Group Incorporated	2.79

American Electric Power Company Incorporated	2.74

Kansas City Southern	2.74

Brown & Brown Incorporated	2.71

American Water Works Company Incorporated	2.69

Molson Coors Brewing Company Class B	2.45

Fidelity National Information Services Incorporated	2.43

Republic Services Incorporated	2.41

Sealed Air Corporation	2.22

Sector distribution as of March 31, 2019[7]

*	Mr. Zweck became a portfolio manager of the Fund on February 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$998.90	$5.73	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class C

Actual	$1,000.00	$995.06	$9.45	1.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class R

Actual	$1,000.00	$997.65	$6.97	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class R6

Actual	$1,000.00	$1,000.96	$3.59	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63	0.72%
Administrator Class

Actual	$1,000.00	$999.11	$5.33	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39	1.07%
Institutional Class

Actual	$1,000.00	$1,000.63	$4.09	0.82%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.13	0.82%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Special Mid Cap Value Fund	7

Security name	Shares	Value

Common Stocks: 96.18%

Consumer Discretionary: 6.60%

Auto Components: 1.04%

Aptiv plc	1,042,700	$82,884,223

Hotels, Restaurants & Leisure: 1.90%

The Wendy’s Company	5,983,200	107,039,448

Vail Resorts Incorporated	207,900	45,176,670

		152,216,118

Household Durables: 2.12%

D.R. Horton Incorporated	1,491,900	61,734,822

Mohawk Industries Incorporated †	859,400	108,413,310

		170,148,132

Multiline Retail: 1.54%

Kohl’s Corporation	1,799,400	123,744,738

Consumer Staples: 3.58%

Beverages: 2.45%

Molson Coors Brewing Company Class B	3,294,076	196,491,633

Household Products: 1.13%

Church & Dwight Company Incorporated	530,000	37,751,900

Spectrum Brands Holdings Incorporated	954,840	52,306,135

		90,058,035

Energy: 6.21%

Energy Equipment & Services: 2.02%

Baker Hughes Incorporated	1,660,200	46,020,744

National Oilwell Varco Incorporated	2,062,500	54,945,000

Patterson-UTI Energy Incorporated	4,312,900	60,466,858

		161,432,602

Oil, Gas & Consumable Fuels: 4.19%

Anadarko Petroleum Corporation	2,047,500	93,120,300

Cimarex Energy Company	1,514,400	105,856,560

Hess Corporation	1,446,300	87,110,649

Valero Energy Corporation	195,500	16,584,265

WPX Energy Incorporated †	2,547,900	33,402,969

		336,074,743

Financials: 18.08%

Banks: 4.04%

Fifth Third Bancorp	3,250,200	81,970,044

PacWest Bancorp	2,669,007	100,381,353

Regions Financial Corporation	5,535,300	78,324,495

Zions Bancorporation	1,390,900	63,160,769

		323,836,661

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Shares	Value

Capital Markets: 1.05%

Northern Trust Corporation	934,300	$84,470,063

Insurance: 11.74%

Arch Capital Group Limited †	5,227,108	168,940,131

Brown & Brown Incorporated	7,347,300	216,818,823

Fidelity National Financial Incorporated	4,197,714	153,426,447

Loews Corporation	3,358,000	160,948,940

The Allstate Corporation	1,737,900	163,675,422

Willis Towers Watson plc	437,300	76,811,745

		940,621,508

Mortgage REITs: 1.25%

Annaly Capital Management Incorporated	10,019,900	100,098,801

Health Care: 8.91%

Health Care Equipment & Supplies: 4.51%

Steris plc	641,900	82,182,457

Varian Medical Systems Incorporated †	1,043,700	147,913,164

Zimmer Biomet Holdings Incorporated	1,030,000	131,531,000

		361,626,621

Health Care Providers & Services: 3.14%

AmerisourceBergen Corporation	593,500	47,195,120

Humana Incorporated	508,900	135,367,400

Universal Health Services Incorporated Class B	512,100	68,503,617

		251,066,137

Life Sciences Tools & Services: 1.26%

Charles River Laboratories International Incorporated †	696,200	101,123,050

Industrials: 17.35%

Aerospace & Defense: 1.88%

Harris Corporation	943,200	150,638,472

Building Products: 1.44%

Owens Corning Incorporated	2,450,230	115,454,838

Commercial Services & Supplies: 3.41%

Republic Services Incorporated	2,405,475	193,352,081

Stericycle Incorporated †	1,472,100	80,111,682

		273,463,763

Construction & Engineering: 2.79%

Jacobs Engineering Group Incorporated	2,977,943	223,911,534

Electrical Equipment: 0.64%

Acuity Brands Incorporated	427,100	51,256,271

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Special Mid Cap Value Fund	9

Security name	Shares	Value

Industrial Conglomerates: 1.65%

Carlisle Companies Incorporated	1,076,800	$132,037,216

Machinery: 2.41%

Cummins Incorporated	589,900	93,127,513

Stanley Black & Decker Incorporated	736,100	100,234,737

		193,362,250

Road & Rail: 2.74%

Kansas City Southern	1,889,600	219,155,808

Trading Companies & Distributors: 0.39%

AerCap Holdings NV †	663,400	30,874,636

Information Technology: 9.97%

IT Services: 7.13%

Amdocs Limited	3,273,700	177,139,907

Euronet Worldwide Incorporated †	1,038,100	148,022,679

Fidelity National Information Services Incorporated	1,725,100	195,108,810

Leidos Holdings Incorporated	795,800	51,002,822

		571,274,218

Semiconductors & Semiconductor Equipment: 0.62%

Analog Devices Incorporated	472,000	49,687,440

Software: 0.72%

Check Point Software Technologies Limited †	456,400	57,730,036

Technology Hardware, Storage & Peripherals: 1.50%

NCR Corporation †	4,403,820	120,180,248

Materials: 8.90%

Chemicals: 2.04%

PPG Industries Incorporated	1,447,100	163,334,177

Construction Materials: 1.40%

Eagle Materials Incorporated	1,328,200	111,967,260

Containers & Packaging: 5.46%

International Paper Company	2,521,200	116,655,924

Packaging Corporation of America	1,440,913	143,197,934

Sealed Air Corporation	3,864,800	178,012,688

		437,866,546

Real Estate: 7.05%

Equity REITs: 4.87%

American Campus Communities Incorporated	3,002,985	142,882,026

Invitation Homes Incorporated	5,615,428	136,623,363

Mid-America Apartment Communities Incorporated	1,009,700	110,390,501

		389,895,890

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name		Shares	Value

Real Estate Management & Development: 2.18%

CBRE Group Incorporated Class A †		3,541,700	$175,137,065

Utilities: 9.53%

Electric Utilities: 3.89%

American Electric Power Company Incorporated		2,619,960	219,421,650

FirstEnergy Corporation		2,206,900	91,829,109

			311,250,759

Multi-Utilities: 2.95%

Ameren Corporation		3,217,950	236,680,223

Water Utilities: 2.69%

American Water Works Company Incorporated		2,070,300	215,849,478

Total Common Stocks (Cost $6,608,174,485)			7,706,901,193

	Yield
Short-Term Investments: 3.45%

Investment Companies: 3.45%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.38%	276,076,123	276,076,123

Total Short-Term Investments (Cost $276,076,123)			276,076,123

Total investments in securities (Cost $6,884,250,608)	99.63%	7,982,977,316

Other assets and liabilities, net	0.37	30,027,769

Total net assets	100.00%	$8,013,005,085

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	183,466,427	905,487,518	812,877,822	276,076,123	$0	$0	$2,714,804	$276,076,123	3.45%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2019 (unaudited)	Wells Fargo Special Mid Cap Value Fund	11

Assets
Investments in unaffiliated securities, at value (cost $6,608,174,485)	$7,706,901,193
Investments in affiliated securities, at value (cost $276,076,123)	276,076,123
Receivable for investments sold	29,370,882
Receivable for Fund shares sold	11,672,477
Receivable for dividends	13,083,503
Prepaid expenses and other assets	4,340

Total assets	8,037,108,518

Liabilities
Payable for Fund shares redeemed	8,703,639
Payable for investments purchased	8,548,804
Management fee payable	4,529,927
Administration fees payable	822,970
Distribution fees payable	99,509
Trustees’ fees and expenses payable	2,137
Accrued expenses and other liabilities	1,396,447

Total liabilities	24,103,433

Total net assets	$8,013,005,085

NET ASSETS CONSIST OF
Paid-in capital	$6,888,770,612
Total distributable earnings	1,124,234,473

Total net assets	$8,013,005,085

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$955,779,868
Shares outstanding – Class A1	26,031,566
Net asset value per share – Class A	$36.72
Maximum offering price per share – Class A²	$38.96
Net assets – Class C	$146,602,802
Shares outstanding – Class C1	4,164,613
Net asset value per share – Class C	$35.20
Net assets – Class R	$28,421,215
Shares outstanding – Class R1	764,063
Net asset value per share – Class R	$37.20
Net assets – Class R6	$1,595,319,806
Shares outstanding – Class R6[1]	42,337,005
Net asset value per share – Class R6	$37.68
Net assets – Administrator Class	$672,846,056
Shares outstanding – Administrator Class[1]	18,003,229
Net asset value per share – Administrator Class	$37.37
Net assets – Institutional Class	$4,614,035,338
Shares outstanding – Institutional Class[1]	122,558,230
Net asset value per share – Institutional Class	$37.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Mid Cap Value Fund	Statement of operations—six months ended March 31, 2019 (unaudited)

Investment income
Dividends	$71,664,712
Income from affiliated securities	2,714,804

Total investment income	74,379,516

Expenses
Management fee	26,340,888
Administration fees
Class A	987,713
Class C	158,739
Class R	27,445
Class R6	216,349
Administrator Class	504,556
Institutional Class	2,941,178
Shareholder servicing fees
Class A	1,175,849
Class C	188,975
Class R	32,672
Administrator Class	968,541
Distribution fees
Class C	566,925
Class R	32,672
Custody and accounting fees	132,689
Professional fees	22,433
Registration fees	236,986
Shareholder report expenses	467,100
Trustees’ fees and expenses	10,969
Other fees and expenses	44,877

Total expenses	35,057,556
Less: Fee waivers and/or expense reimbursements	(564)

Net expenses	35,056,992

Net investment income	39,322,524

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	20,919,574
Net change in unrealized gains (losses) on investments	(107,983,286)

Net realized and unrealized gains (losses) on investments	(87,063,712)

Net decrease in net assets resulting from operations	$(47,741,188)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Special Mid Cap Value Fund	13

	Six months ended March 31, 2019 (unaudited)		Year ended September 30, 2018

Operations
Net investment income		$39,322,524		$55,406,539
Net realized gains on investments		20,919,574		170,032,209
Net change in unrealized gains (losses) on investments		(107,983,286)		160,007,260

Net increase (decrease) in net assets resulting from operations		(47,741,188)		385,446,008

Distributions to shareholders from net investment income and net realized gains
Class A		(20,592,515)		(44,792,710)
Class C		(2,703,167)		(7,147,489)
Class R		(562,316)		(758,370)
Class R6		(36,838,837)		(46,138,407)
Administrator Class		(17,454,931)		(48,230,988)
Institutional Class		(114,026,310)		(209,509,970)

Total distributions to shareholders		(192,178,076)		(356,577,934)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,939,979	101,560,667	8,052,054	299,880,019
Class C	218,238	7,231,179	955,547	34,325,290
Class R	205,779	7,323,421	449,380	17,074,096
Class R6	7,166,460	255,623,165	21,764,043	834,124,233
Administrator Class	1,582,297	55,435,671	9,533,075	364,176,209
Institutional Class	19,753,494	707,959,593	44,252,567	1,696,256,312

		1,135,133,696		3,245,836,159

Reinvestment of distributions
Class A	578,559	19,307,072	1,134,296	42,153,674
Class C	79,941	2,563,693	190,448	6,787,622
Class R	16,602	561,690	20,056	757,010
Class R6	1,023,710	35,011,870	1,188,583	45,410,964
Administrator Class	512,565	17,408,508	1,273,292	48,143,405
Institutional Class	3,085,272	105,464,480	5,050,159	192,715,031

		180,317,313		335,967,706

Payment for shares redeemed
Class A	(5,120,798)	(177,454,762)	(10,111,787)	(376,581,084)
Class C	(987,925)	(32,620,885)	(1,618,894)	(57,851,833)
Class R	(103,578)	(3,633,745)	(205,099)	(7,778,102)
Class R6	(4,485,740)	(158,801,474)	(7,858,969)	(300,909,538)
Administrator Class	(9,679,939)	(339,289,832)	(15,565,814)	(589,131,375)
Institutional Class	(28,174,434)	(999,079,050)	(40,848,909)	(1,566,068,850)

		(1,710,879,748)		(2,898,320,782)

Net increase (decrease) in net assets resulting from capital share transactions		(395,428,739)		683,483,083

Total increase (decrease) in net assets		(635,348,003)		712,351,157

Net assets
Beginning of period		8,648,353,088		7,936,001,931

End of period		$8,013,005,085		$8,648,353,088

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.59	$37.49	$33.12	$29.91	$32.68	$30.36
Net investment income	0.14	0.15	0.33	0.19	0.25	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.26)	1.50	4.42	4.23	0.07	4.47

Total from investment operations	(0.12)	1.65	4.75	4.42	0.32	4.59
Distributions to shareholders from
Net investment income	(0.17)	(0.23)	(0.19)	(0.08)	(0.18)	(0.09)
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(0.75)	(1.55)	(0.38)	(1.21)	(3.09)	(2.27)
Net asset value, end of period	$36.72	$37.59	$37.49	$33.12	$29.91	$32.68
Total return[2]	(0.11)%	4.50%	14.41%	15.34%	0.69%	15.70%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.15%	1.18%	1.19%	1.25%	1.28%
Net expenses	1.15%	1.15%	1.18%	1.19%	1.24%	1.25%
Net investment income	0.74%	0.40%	0.78%	0.82%	0.85%	0.38%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$955,780	$1,038,883	$1,070,690	$1,363,213	$509,386	$110,219

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	15

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$36.02	$36.03	$31.91	$29.00	$31.82	$29.73
Net investment income (loss)	(0.03)	(0.14)	0.06	0.03	0.02 [1]	(0.04)
Net realized and unrealized gains (losses) on investments	(0.21)	1.46	4.26	4.02	0.07	4.31

Total from investment operations	(0.24)	1.32	4.32	4.05	0.09	4.27
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.01)	(0.01)	0.00	0.00
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(0.58)	(1.33)	(0.20)	(1.14)	(2.91)	(2.18)
Net asset value, end of period	$35.20	$36.02	$36.03	$31.91	$29.00	$31.82
Total return[2]	(0.49)%	3.72%	13.56%	14.47%	(0.05)%	14.86%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.90%	1.92%	1.94%	2.00%	2.03%
Net expenses	1.90%	1.90%	1.92%	1.94%	1.99%	2.00%
Net investment income (loss)	(0.03)%	(0.35)%	0.14%	0.03%	0.08%	(0.38)%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$146,603	$174,839	$191,954	$116,022	$63,431	$29,217

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS R		2018	2017	2016	2015¹
Net asset value, beginning of period	$38.09	$38.08	$33.78	$30.70	$30.70
Net investment income	0.10	0.09	0.32	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	(0.27)	1.49	4.43	4.32	0.00

Total from investment operations	(0.17)	1.58	4.75	4.44	0.00
Distributions to shareholders from
Net investment income	(0.14)	(0.25)	(0.26)	(0.23)	0.00
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	0.00

Total distributions to shareholders	(0.72)	(1.57)	(0.45)	(1.36)	0.00
Net asset value, end of period	$37.20	$38.09	$38.08	$33.78	$30.70
Total return[3]	(0.23)%	4.23%	14.13%	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.40%	1.42%	1.44%	0.00%
Net expenses	1.40%	1.40%	1.42%	1.44%	0.00%
Net investment income	0.53%	0.18%	0.77%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$28,421	$24,575	$14,505	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
CLASS R6		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.67	$38.52	$34.03	$30.71	$33.39	$30.90
Net investment income	0.21	0.32 [1]	0.50 [1]	0.38 [1]	0.41 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	(0.28)	1.55	4.53	4.30	0.05	4.43

Total from investment operations	(0.07)	1.87	5.03	4.68	0.46	4.84
Distributions to shareholders from
Net investment income	(0.34)	(0.40)	(0.35)	(0.23)	(0.23)	(0.17)
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(0.92)	(1.72)	(0.54)	(1.36)	(3.14)	(2.35)
Net asset value, end of period	$37.68	$38.67	$38.52	$34.03	$30.71	$33.39
Total return[2]	0.10%	4.95%	14.88%	15.84%	1.14%	16.29%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.74%	0.76%	0.79%	0.80%
Net expenses	0.72%	0.72%	0.74%	0.76%	0.79%	0.80%
Net investment income	1.19%	0.85%	1.37%	1.21%	1.26%	1.22%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$1,595,320	$1,493,787	$906,784	$374,557	$105,973	$4,013

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.23	$38.12	$33.67	$30.45	$33.14	$30.71
Net investment income	0.14 [1]	0.18 [1]	0.34 [1]	0.26	0.31 [1]	0.15
Net realized and unrealized gains (losses) on investments	(0.25)	1.52	4.52	4.26	0.05	4.55

Total from investment operations	(0.11)	1.70	4.86	4.52	0.36	4.70
Distributions to shareholders from
Net investment income	(0.17)	(0.27)	(0.22)	(0.17)	(0.14)	(0.09)
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(0.75)	(1.59)	(0.41)	(1.30)	(3.05)	(2.27)
Net asset value, end of period	$37.37	$38.23	$38.12	$33.67	$30.45	$33.14
Total return[2]	(0.09)%	4.58%	14.50%	15.42%	0.84%	15.89%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.09%	1.10%	1.12%	1.12%
Net expenses	1.07%	1.07%	1.09%	1.10%	1.11%	1.12%
Net investment income	0.77%	0.47%	0.95%	0.88%	0.95%	0.48%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$672,846	$978,368	$1,156,796	$834,134	$394,188	$187,968

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Six months ended March 31, 2019 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.61	$38.47	$34.00	$30.70	$33.38	$30.91
Net investment income	0.19	0.26	0.41	0.35 [1]	0.41 [1]	0.24
Net realized and unrealized gains (losses) on investments	(0.27)	1.56	4.58	4.29	0.04	4.57

Total from investment operations	(0.08)	1.82	4.99	4.64	0.45	4.81
Distributions to shareholders from
Net investment income	(0.30)	(0.36)	(0.33)	(0.21)	(0.22)	(0.16)
Net realized gains	(0.58)	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(0.88)	(1.68)	(0.52)	(1.34)	(3.13)	(2.34)
Net asset value, end of period	$37.65	$38.61	$38.47	$34.00	$30.70	$33.38
Total return[2]	0.06%	4.84%	14.76%	15.73%	1.10%	16.17%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.84%	0.86%	0.85%	0.85%
Net expenses	0.82%	0.82%	0.84%	0.86%	0.85%	0.85%
Net investment income	1.07%	0.73%	1.24%	1.07%	1.23%	0.81%
Supplemental data
Portfolio turnover rate	12%	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$4,614,035	$4,937,901	$4,595,274	$2,325,777	$411,919	$174,989

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided

Notes to financial statements (unaudited)	Wells Fargo Special Mid Cap Value Fund	21

by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $6,895,208,242 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,560,584,339

Gross unrealized losses	(472,815,265)

Net unrealized gains	$1,087,769,074

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer discretionary	$528,993,211	$0	$0	$528,993,211

Consumer staples	286,549,668	0	0	286,549,668

Energy	497,507,345	0	0	497,507,345

Financials	1,449,027,033	0	0	1,449,027,033

Health care	713,815,808	0	0	713,815,808

Industrials	1,390,154,788	0	0	1,390,154,788

Information technology	798,871,942	0	0	798,871,942

Materials	713,167,983	0	0	713,167,983

Real estate	565,032,955	0	0	565,032,955

Utilities	763,780,460	0	0	763,780,460

Short-term investments

Investment companies	276,076,123	0	0	276,076,123

Total assets	$7,982,977,316	$0	$0	$7,982,977,316

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Notes to financial statements (unaudited)	Wells Fargo Special Mid Cap Value Fund	23

Prior to January 31, 2019, the management fee rate was as follows:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six month ended March 31, 2019, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.73% for Class R6 shares, 1.08% for Administrator Class shares, and 0.83% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2019, the Fund’s expenses were capped at 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.76% for Class R6 shares, 1.11% for Administrator Class shares, and 0.85% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2019, Funds Distributor received $22,731 from the sale of Class A shares and $157 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended March 31, 2019.

24	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements (unaudited)

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2019 were $900,675,500 and $1,526,869,843, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2019, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Wells Fargo Special Mid Cap Value Fund	29

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401613 05-19 SA234/SAR234 03-19

Semi-Annual Report

March 31, 2019

Wells Fargo

Global Investment Grade Credit Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Investment Grade Credit Fund	Performance highlights (unaudited)

The Fund is currently closed to new investors.+

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Henrietta Paquement, CFA®‡

Scott M. Smith, CFA®‡

Alex Temple

Jonathan Terry, CFA®‡

Average annual total returns (%) as of March 31, 2019

				Expense ratios[1] (%)
	Inception date	Since inception		Gross	Net[2]

Class R6 (WGCRX)	2-28-2019	1.90		0.63	0.45

Institutional Class (WGCIX)	2-28-2019	1.90		0.68	0.50

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)[3]	–	2.10	*	–	–
*	Return is based on Fund’s inception date.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 3.

Performance highlights (unaudited)	Wells Fargo Global Investment Grade Credit Fund	3

Ten largest holdings (%) as of March 31, 2019[4]

Morgan Stanley, 3.70%, 10-23-2024	1.84

Comcast Corporation, 3.38%, 8-15-2025	1.66

Charter Communications Operating LLC, 4.91%, 7-23-2025	1.60

Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.60

AT&T Incorporated, 4.25%, 3-1-2027	1.48

Fox Corporation, 4.71%, 1-25-2029	1.41

JPMorgan Chase & Company, 2.30%, 8-15-2021	1.40

Citigroup Incorporated, 3.30%, 4-27-2025	1.35

Macquarie Group Limited, 6.00%, 1-14-2020	1.27

Bank of America Corporation 4.13%, 1-22-2024	1.27

Portfolio composition as of March 31, 2019[5]

+	Please see the Fund’s prospectus for more information.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through March 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

[4]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

4	Wells Fargo Global Investment Grade Credit Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 10-1-2018	Ending account value 3-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class R6

Actual	$1,000.00	$1,019.00	$0.39	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,003.86	$0.38	0.45%
Institutional Class

Actual	$1,000.00	$1,019.00	$0.43	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,003.82	$0.43	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Global Investment Grade Credit Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 1.79%

American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$311,098	$311,752

Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	500,000	507,750

Total Asset-Backed Securities (Cost $809,641)				819,502

Corporate Bonds and Notes: 51.16%

Communication Services: 8.81%

Diversified Telecommunication Services: 2.44%

AT&T Incorporated	4.25	3-1-2027	660,000	679,333

Verizon Communications Incorporated	2.88	1-15-2038	100,000	123,466

Verizon Communications Incorporated	4.13	8-15-2046	325,000	315,519

				1,118,318

Media: 6.37%

CBS Corporation	3.50	1-15-2025	205,000	204,226

Charter Communications Operating LLC	4.91	7-23-2025	695,000	732,880

Comcast Corporation	3.38	8-15-2025	750,000	760,310

Cox Communications Incorporated 144A	4.60	8-15-2047	430,000	411,017

Fox Corporation 144A	4.71	1-25-2029	605,000	647,736

Interpublic Group of Companies	5.40	10-1-2048	165,000	167,767

				2,923,936

Consumer Discretionary: 0.99%

Hotels, Restaurants & Leisure: 0.85%

Darden Restaurants Incorporated	4.55	2-15-2048	405,000	389,390

Internet & Direct Marketing Retail: 0.14%

Amazon.com Incorporated	4.25	8-22-2057	60,000	64,675

Consumer Staples: 2.95%

Beverages: 1.21%

Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	550,000	555,434

Food & Staples Retailing: 0.71%

Walmart Incorporated	3.70	6-26-2028	310,000	326,382

Food Products: 0.53%

Mars Incorporated 144A	3.95	4-1-2049	240,000	243,393

Tobacco: 0.50%

BAT Capital Corporation	4.54	8-15-2047	260,000	228,051

Energy: 5.68%

Energy Equipment & Services: 0.80%

Baker Hughes LLC	3.34	12-15-2027	375,000	364,936

Oil, Gas & Consumable Fuels: 4.88%

BP Capital Markets America Incorporated	2.75	5-10-2023	195,000	194,321

Energy Transfer Operating Partners LP	6.25	4-15-2049	385,000	431,506

Kinder Morgan Energy Partners LP	5.40	9-1-2044	250,000	265,202

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Global Investment Grade Credit Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Marathon Petroleum Corporation 144A	3.80%	4-1-2028	$195,000	$193,242

Midwest Connector Capital Company 144A	3.90	4-1-2024	400,000	406,661

MPLX LP	4.00	3-15-2028	315,000	313,182

Sabine Pass Liquefaction LLC	5.75	5-15-2024	395,000	435,521

				2,239,635

Financials: 17.19%

Banks: 6.90%

Bank of America Corporation	2.63	10-19-2020	195,000	194,539

Bank of America Corporation	4.13	1-22-2024	555,000	581,605

Citigroup Incorporated (3 Month EURIBOR +1.07%) ±	1.50	7-24-2026	100,000	115,477

Citigroup Incorporated	3.30	4-27-2025	620,000	619,548

Huntington Bancshares Incorporated	3.15	3-14-2021	290,000	292,455

JPMorgan Chase & Company	0.63	1-25-2024	100,000	113,185

JPMorgan Chase & Company	2.30	8-15-2021	650,000	642,582

JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	200,000	201,290

JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	200,000	203,911

Santander Holdings USA Incorporated	4.40	7-13-2027	200,000	198,393

				3,162,985

Capital Markets: 7.06%

Five Corners Funding Trust 144A	4.42	11-15-2023	110,000	116,183

Goldman Sachs Group Incorporated	3.63	1-22-2023	720,000	732,700

Goldman Sachs Group Incorporated	4.25	1-29-2026	100,000	143,602

Morgan Stanley	3.13	7-27-2026	565,000	550,745

Morgan Stanley	3.70	10-23-2024	830,000	844,945

Nuveen LLC 144A	4.00	11-1-2028	275,000	293,642

Raymond James Financial Services Incorporated	4.95	7-15-2046	525,000	556,266

				3,238,083

Consumer Finance: 0.62%

American Express Credit Corporation	3.30	5-3-2027	280,000	283,860

Diversified Financial Services: 1.13%

Intercontinental Exchange Incorporated	3.75	12-1-2025	500,000	519,584

Insurance: 1.48%

American International Group Incorporated	4.75	4-1-2048	445,000	443,421

Brighthouse Financial Incorporated	4.70	6-22-2047	295,000	234,930

				678,351

Health Care: 4.16%

Biotechnology: 0.48%

Celgene Corporation	4.55	2-20-2048	215,000	218,925

Health Care Equipment & Supplies: 0.25%

Baxter International Incorporated	1.30	5-30-2025	100,000	116,433

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Global Investment Grade Credit Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 2.75%

Anthem Incorporated	4.10%	3-1-2028	$340,000	$350,287

CVS Health Corporation	3.70	3-9-2023	545,000	553,709

CVS Health Corporation	4.30	3-25-2028	155,000	157,200

Halfmoon Parent Incorporated 144A	4.38	10-15-2028	195,000	202,112

				1,263,308

Pharmaceuticals: 0.68%

GlaxoSmithKline Capital Incorporated	3.88	5-15-2028	295,000	309,568

Industrials: 3.16%

Aerospace & Defense: 1.20%

General Dynamics Corporation	3.38	5-15-2023	260,000	267,293

United Technologies Corporation	4.13	11-16-2028	270,000	281,394

				548,687

Air Freight & Logistics: 0.87%

FedEx Corporation	4.95	10-17-2048	385,000	396,833

Airlines: 0.87%

Aviation Capital Group Corporation 144A	2.88	1-20-2022	230,000	226,566

US Airways Group Incorporated	4.63	12-3-2026	166,607	173,815

				400,381

Industrial Conglomerates: 0.22%

General Electric Company	2.13	5-17-2037	100,000	101,595

Information Technology: 5.72%

Communications Equipment: 0.77%

Motorola Solutions Incorporated	4.60	2-23-2028	350,000	353,167

IT Services: 0.62%

Western Union Company	4.25	6-9-2023	275,000	284,000

Semiconductors & Semiconductor Equipment: 2.46%

Broadcom Corporation	3.88	1-15-2027	310,000	296,356

Broadcom Incorporated %%144A	4.75	4-15-2029	300,000	298,575

Intel Corporation (3 Month LIBOR +0.08%) ±	2.78	5-11-2020	225,000	225,200

Qualcomm Incorporated	3.25	5-20-2027	315,000	307,730

				1,127,861

Technology Hardware, Storage & Peripherals: 1.87%

Apple Incorporated	3.20	5-11-2027	295,000	297,701

Apple Incorporated	3.60	7-31-2042	100,000	158,803

Dell International LLC / EMC Corporation 144A	5.45	6-15-2023	375,000	399,636

				856,140

Materials: 0.50%

Chemicals: 0.50%

Celanese US Holdings LLC	1.13	9-26-2023	100,000	113,131

Ecolab Incorporated	1.00	1-15-2024	100,000	115,845

				228,976

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Global Investment Grade Credit Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 0.25%

Equity REITs: 0.25%

American Tower Corporation	1.95%	5-22-2026	$100,000	$115,451

Utilities: 1.75%

Electric Utilities: 1.75%

New York State Electric & Gas Corporation 144A	3.25	12-1-2026	300,000	299,618

Pacificorp	3.50	6-15-2029	295,000	301,763

Union Electric Company	3.50	3-15-2029	195,000	200,101

				801,482

Total Corporate Bonds and Notes (Cost $22,994,248)				23,459,820

Foreign Corporate Bonds and Notes @: 29.17%

Communication Services: 2.22%

Diversified Telecommunication Services: 1.28%

British Telecommunication plc (GBP)	3.63	11-21-2047	100,000	132,015

Deutsche Telekom AG (EUR)	0.88	3-25-2026	100,000	113,178

Global Switch Holdings Limited (EUR)	1.50	1-31-2024	200,000	224,683

Telefonica Emisiones SAU (EUR)	1.46	4-13-2026	100,000	115,790

				585,666

Wireless Telecommunication Services: 0.94%

Rogers Communications Incorporated (CAD)	5.34	3-22-2021	400,000	317,016

Tele2 AB (EUR)	2.13	5-15-2028	100,000	116,463

				433,479

Consumer Discretionary: 0.27%

Internet & Direct Marketing Retail: 0.27%

Priceline Group Incorporated (EUR)	2.38	9-23-2024	100,000	122,931

Consumer Staples: 1.49%

Beverages: 0.77%

Coca-Cola European Partners plc (EUR)	1.50	11-8-2027	100,000	116,987

Heineken NV (EUR)	1.75	3-17-2031	200,000	236,653

				353,640

Food Products: 0.24%

Danone SA (EUR) (5 Year EUR Swap +1.43%) ±	1.75	12-31-2099	100,000	109,808

Tobacco: 0.48%

Swedish Match AB (EUR)	0.88	9-23-2024	200,000	220,896

Energy: 0.81%

Oil, Gas & Consumable Fuels: 0.81%

Eni SpA (EUR)	1.00	3-14-2025	100,000	114,809

Equinor ASA (EUR)	2.88	9-10-2025	100,000	129,857

Total Capital SA (EUR)	3.13	9-16-2022	100,000	124,470

				369,136

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Global Investment Grade Credit Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Financials: 14.91%

Banks: 8.87%

ABN AMRO Bank NV (EUR)	0.50%	7-17-2023	100,000	$113,566

Achmea Bank NV (EUR)	2.75	2-18-2021	100,000	117,919

Argenta Spaarbank NV (EUR) (5 Year EUR Swap +3.95%) ±	3.88	5-24-2026	100,000	117,908

Bankinter SA (EUR)	0.88	3-5-2024	100,000	113,807

Banque Federative du Credit Mutuel (EUR) %%	0.75	6-8-2026	100,000	112,121

Banque Federative du Credit Mutuel (EUR)	3.00	5-21-2024	100,000	122,084

Barclays plc (GBP) (British Pound Swap Curve +1.32%) ±	2.38	10-6-2023	100,000	129,485

Bawag Group AG (EUR) (5 Year EUR Swap +2.30%) ±	2.38	3-26-2029	100,000	111,642

BNP Paribas (EUR)	1.25	3-19-2025	100,000	113,689

Commerzbank AG (EUR)	0.50	8-28-2023	100,000	111,805

Cooperatieve Rabobank UA (EUR)	0.63	2-27-2024	100,000	112,814

Credit Agricole London (EUR)	1.38	3-13-2025	100,000	115,332

Credit Mutuel Arkea (EUR)	3.38	3-11-2031	100,000	115,045

Credit Suisse (EUR) (5 Year EUR Swap +4.00%) ±	5.75	9-18-2025	100,000	120,196

DBS Group Holdings Limited (EUR) (5 Year EUR Swap +1.20%) ±	1.50	4-11-2028	100,000	111,946

De Volksbank NV (EUR)	0.75	6-25-2023	100,000	113,797

FCA Bank SpA (GBP)	1.63	9-29-2021	100,000	127,201

ING Bank NV (EUR) (5 Year EUR Swap +2.25%) ±	3.63	2-25-2026	100,000	118,341

Intesa Sanpaolo SpA (EUR)	1.13	3-4-2022	100,000	113,323

Jyske Bank AS (EUR) (5 Year EUR Swap +1.90%) ±	2.25	4-5-2029	100,000	112,074

KBC Group NV (EUR)	0.75	3-1-2022	100,000	113,907

Landesbank Baden-Wuerttemberg (EUR) (5 Year EUR Swap +1.77%) ±	2.88	5-27-2026	100,000	115,260

Landsbankinn HF (EUR)	1.38	3-14-2022	100,000	112,867

Lloyds Banking Group plc (GBP)	2.25	10-16-2024	100,000	128,881

NIBC Bank NV (EUR)	1.50	1-31-2022	200,000	228,047

Nordea Bank Abp (EUR)	0.88	6-26-2023	100,000	112,757

Royal Bank of Canada (CAD)	1.97	3-2-2022	400,000	297,638

Royal Bank of Scotlnd Group plc (GBP) (British Pound Swap Curve +1.49%) ±	2.88	9-19-2026	100,000	130,748

Toronto Dominion Bank (CAD)	3.23	7-24-2024	500,000	390,440

Volkswagen Bank GmbH (EUR)	0.63	9-8-2021	100,000	112,706

				4,067,346

Consumer Finance: 1.88%

CPUK Finance Limited (GBP)	7.24	2-28-2024	100,000	158,645

Deutsche Telekom International Finance BV (EUR)	0.63	12-1-2022	100,000	114,073

LeasePlan Corporation NV (EUR)	1.38	3-7-2024	100,000	113,352

RCI Banque SA (EUR)	1.00	5-17-2023	100,000	113,185

Toyota Financial Services Australia (GBP)	1.63	7-11-2022	100,000	131,851

Transurban Finance Company (EUR)	1.75	3-29-2028	200,000	231,755

				862,861

Diversified Financial Services: 1.24%

Bevco Lux Sarl (EUR)	1.75	2-9-2023	100,000	114,091

EDP Finance BV (EUR)	1.63	1-26-2026	100,000	115,508

FCE Bank plc (EUR)	1.88	6-24-2021	100,000	113,141

Nykredit Realkredit AS (EUR)	0.88	1-17-2024	100,000	112,109

Selp Finance Sarl (EUR)	1.50	11-20-2025	100,000	111,878

				566,727

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Investment Grade Credit Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 2.41%

Allianz Finance II BV Company (GBP)	4.50%	3-13-2043	100,000	$183,560

Aviva plc (EUR) (5 Year EUR Swap +5.13%) ±	6.13	7-5-2043	100,000	129,418

Aviva plc (GBP) (ICE LIBOR GBP 6 Month +4.14%) ±	6.63	6-3-2041	100,000	141,714

Legal & General Group plc (GBP) (UK Government Bond 5 Year Note Generic Bid Yield +9.33%) ±	10.00	7-23-2041	100,000	153,314

Munich Re Group (GBP) (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	100,000	148,105

NN Group NV (EUR) (3 Month EURIBOR +3.90%) ±	4.38	6-29-2049	100,000	118,346

Sampo Oyj (EUR)	1.63	2-21-2028	100,000	116,585

Swiss Re Finance (Luxembourg) SA (EUR) (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	100,000	113,726

				1,104,768

Mortgage REITs: 0.26%

Digital Euro Finco LLC (EUR)	2.63	4-15-2024	100,000	119,547

Thrifts & Mortgage Finance: 0.25%

Aareal Bank AG (EUR) (5 Year EUR Swap +2.90%) ±	4.25	3-18-2026	100,000	115,638

Health Care: 1.25%

Health Care Providers & Services: 0.26%

Abbott Ireland Financing Company (EUR)	1.50	9-27-2026	100,000	117,829

Life Sciences Tools & Services: 0.25%

Thermo Fisher Scientific Company (EUR)	1.40	1-23-2026	100,000	116,616

Pharmaceuticals: 0.74%

Bayer Capital Corporation BV (EUR)	1.50	6-26-2026	100,000	113,272

Sanofi SA (EUR)	1.25	3-21-2034	100,000	111,550

Takeda Pharmaceutical Company (EUR)	1.13	11-21-2022	100,000	115,097

				339,919

Industrials: 2.00%

Building Products: 0.24%

HeidelbergCement Finance Luxembourg SA (EUR)	0.50	8-9-2022	100,000	112,486

Commercial Services & Supplies: 0.50%

Babcock International Group plc (EUR)	1.75	10-6-2022	100,000	114,144

Edenred (EUR)	1.88	3-6-2026	100,000	116,660

				230,804

Construction & Engineering: 0.26%

Vinci SA (EUR)	1.75	9-26-2030	100,000	118,205

Containers & Packaging: 0.25%

Brambles Finance plc (EUR)	1.50	10-4-2027	100,000	114,100

Industrial Conglomerates: 0.25%

Siemens Financieringsmat NV (EUR)	0.90	2-28-2028	100,000	113,820

Machinery: 0.25%

CNH Industrial Finance Europe SA (EUR)	1.88	1-19-2026	100,000	114,970

Road & Rail: 0.25%

ALD SA (EUR)	1.25	10-11-2022	100,000	114,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Global Investment Grade Credit Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.51%

IT Services: 0.25%

Capgemini SE (EUR)	1.00%	10-18-2024	100,000	$114,500

Semiconductors & Semiconductor Equipment: 0.26%

ASML Holding NV (EUR)	1.63	5-28-2027	100,000	118,888

Materials: 1.28%

Chemicals: 0.77%

Arkema Company (EUR)	1.50	4-20-2027	200,000	232,269

Solvay SA (EUR) (5 Year EUR Swap +3.92%) ±	4.25	12-31-2099	100,000	120,215

				352,484

Containers & Packaging: 0.26%

DS Smith plc (EUR)	2.25	9-16-2022	100,000	117,842

Paper & Forest Products: 0.25%

Mondi Finance plc (EUR)	1.63	4-27-2026	100,000	115,272

Real Estate: 0.73%

Equity REITs: 0.49%

Inmobiliaria Colonial SA (EUR)	1.45	10-28-2024	200,000	225,825

Real Estate Management & Development: 0.24%

Adler Real Estate AG (EUR)	1.88	4-27-2023	100,000	110,543

Utilities: 3.70%

Electric Utilities: 3.22%

Electricite de France SA (GBP)	5.50	10-17-2041	100,000	177,611

Eurogrid GmbH (EUR)	1.88	6-10-2025	100,000	119,940

Fortum Oyj (EUR)	0.88	2-27-2023	200,000	225,506

Iberdrola International BV (EUR)	1.13	4-21-2026	100,000	116,550

Innogy Finance BV (EUR)	1.50	7-31-2029	150,000	171,960

Orsted AS (GBP)	5.75	4-9-2040	100,000	192,491

Reseau de Transport d’Electricite (EUR)	1.88	10-23-2037	200,000	240,400

Statkraft AS (EUR)	1.13	3-20-2025	100,000	116,068

Tennet Holding BV (EUR)	2.13	11-1-2020	100,000	116,160

				1,476,686

Multi-Utilities: 0.23%

EP Infrastructure AS (EUR)	1.66	4-26-2024	100,000	107,365

Water Utilities: 0.25%

FCC Aqualia SA (EUR)	1.41	6-8-2022	100,000	114,205

Total Foreign Corporate Bonds and Notes (Cost $13,402,688)				13,379,057

U.S. Treasury Securities: 0.16%

U.S. Treasury Bond	3.38	11-15-2048	$65,000	72,508

Total U.S. Treasury Securities (Cost $72,495)				72,508

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Investment Grade Credit Fund	Portfolio of investments—March 31, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 14.72%

Communication Services: 2.38%

Interactive Media & Services: 0.90%

Tencent Holdings Limited 144A	3.60%	1-19-2028	$420,000	$414,766

Wireless Telecommunication Services: 1.48%

Vodafone Group plc	4.38	5-30-2028	325,000	330,644

Vodafone Group plc (5 Year USD Swap +4.87%) %%±	7.00	4-4-2079	340,000	345,582

				676,226

Consumer Staples: 0.76%

Household Products: 0.76%

Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	355,000	349,058

Financials: 11.58%

Banks: 6.81%

Banco Santander SA (3 Month LIBOR +1.56%) ±	4.36	4-11-2022	400,000	403,309

Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.30	3-5-2020	325,000	323,709

Credit Suisse New York	3.63	9-9-2024	390,000	397,170

HSBC Holdings plc	4.30	3-8-2026	295,000	306,325

ING Groep NV (3 Month LIBOR +1.15%) ±	3.75	3-29-2022	230,000	230,975

Royal Bank of Scotland Group plc	3.88	9-12-2023	325,000	326,467

Sumitomo Mitsui Financial Group	2.06	7-14-2021	200,000	196,580

Sumitomo Mitsui Financial Group (3 Month LIBOR +0.74%) ±	3.52	10-18-2022	240,000	239,791

Svenska Handelsbanken AB (3 Month LIBOR +0.36%) ±	2.95	9-8-2020	260,000	260,181

UBS Group AG (3 Month LIBOR +1.22%) ±144A	3.87	5-23-2023	435,000	437,827

				3,122,334

Capital Markets: 1.27%

Macquarie Group Limited 144A	6.00	1-14-2020	570,000	582,902

Diversified Financial Services: 2.39%

GE Capital International Funding Company	4.42	11-15-2035	225,000	208,497

Invesco Finance plc	3.13	11-30-2022	310,000	310,152

Siemens Financieringsmat Company 144A	2.35	10-15-2026	295,000	278,940

WPP Finance 2010	3.75	9-19-2024	150,000	148,014

WPP Finance 2010	5.63	11-15-2043	150,000	148,536

				1,094,139

Insurance: 1.11%

Allied World Assurance Company Holdings Limited	4.35	10-29-2025	216,000	215,233

AXIS Specialty Finance plc	4.00	12-6-2027	295,000	293,784

				509,017

Total Yankee Corporate Bonds and Notes (Cost $6,680,180)				6,748,442

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2019 (unaudited)	Wells Fargo Global Investment Grade Credit Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 1.69%

Investment Companies: 1.69%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.38%	776,370	$776,370

Total Short-Term Investments (Cost $776,370)			776,370

Total investments in securities (Cost $44,735,622)	98.69%	45,255,699

Other assets and liabilities, net	1.31	599,099

Total net assets	100.00%	$45,854,798

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

@	Foreign bond principal is denominated in the local currency of the issuer.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

CAD	Canadian dollar

EUR	Euro

EURIBOR	Euro Interbank Offer Rate

GBP	Great British pound

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,006,651 USD	1,350,000 CAD	State Street Bank	5-22-2019	$0	$(4,826)

11,487,334 USD	10,100,000 EUR	State Street Bank	5-22-2019	109,952	0

2,321,386 USD	1,750,000 GBP	State Street Bank	5-22-2019	36,433	0

				$146,385	$(4,826)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	45,626,767	44,850,397	776,370	$0	$0	$14,730	$776,370	1.69%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Investment Grade Credit Fund	Statement of assets and liabilities—March 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $43,959,252)	$44,479,329
Investments in affiliated securities, at value (cost $776,370)	776,370
Foreign currency, at value (cost $94,755)	93,994
Receivable for investments sold	760,673
Receivable for interest	401,398
Receivable from manager	7,704
Unrealized gains on forward foreign currency contracts	146,385
Prepaid expenses and other assets	33,840

Total assets	46,699,693

Liabilities
Payable for investments purchased	824,027
Unrealized losses on forward foreign currency contracts	4,826
Trustees’ fees and expenses payable	1,783
Administration fees payable	1,155
Accrued expenses and other liabilities	13,104

Total liabilities	844,895

Total net assets	$45,854,798

NET ASSETS CONSIST OF
Paid-in capital	$45,000,000
Total distributable earnings	854,798

Total net assets	$45,854,798

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class R6	$45,829,324
Shares outstanding – Class R6[1]	4,497,500
Net asset value per share – Class R6	$10.19
Net assets – Institutional Class	$25,474
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$10.19

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—Period ended March 31, 2019[1] (unaudited)	Wells Fargo Global Investment Grade Credit Fund	15

Investment income
Interest	$100,244
Income from affiliated securities	14,730

Total investment income	114,974

Expenses
Management fee	15,386
Administration fees
Class R6	1,153
Institutional Class	2
Custody and accounting fees	3,058
Professional fees	7,323
Registration fees	5,368
Shareholder report expenses	3,780
Trustees’ fees and expenses	1,783
Other fees and expenses	2,548

Total expenses	40,401
Less: Fee waivers and/or expense reimbursements	(23,091)

Net expenses	17,310

Net investment income	97,664

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(71,757)
Forward foreign currency contracts	169,516

Net realized gains on investments	97,759

Net change in unrealized gains (losses) on:
Unaffiliated securities	517,816
Forward foreign currency contracts	141,559

Net change in unrealized gains (losses) on investments	659,375

Net realized and unrealized gains (losses) on investments	757,134

Net increase in net assets resulting from operations	$854,798

[1]	For the period from February 28, 2019 (commencement of operations) to March 31, 2019

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Investment Grade Credit Fund	Statement of changes in net assets

	Period ended March 31, 2019[1] (unaudited)

Operations
Net investment income		$97,664
Net realized gains on investments		97,759
Net change in unrealized gains (losses) on investments		659,375

Net increase (decrease) in net assets resulting from operations		854,798

Capital share transactions	Shares
Proceeds from shares sold
Class R6	4,497,500	44,975,000
Institutional Class	2,500	25,000

Net increase in net assets resulting from capital share transactions		45,000,000

Total increase in net assets		45,854,798

Net assets
Beginning of period		0

End of period		$45,854,798

[1]	For the period from February 28, 2019 (commencement of operations) to March 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Investment Grade Credit Fund	17

(For a share outstanding throughout the period)

CLASS R6	Period ended March 31, 2019[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	0.17

Total from investment operations	0.19
Net asset value, end of period	$10.19
Total return[2]	1.90%
Ratios to average net assets (annualized)
Gross expenses	1.05%
Net expenses	0.45%
Net investment income	2.54%
Supplemental data
Portfolio turnover rate	4%
Net assets, end of period (000s omitted)	$45,829

[1]	For the period from February 28, 2019 (commencement of class operations) to March 31, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Investment Grade Credit Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Period ended March 31, 2019[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	0.17

Total from investment operations	0.19
Net asset value, end of period	$10.19
Total return[2]	1.90%
Ratios to average net assets (annualized)
Gross expenses	1.09%
Net expenses	0.50%
Net investment income	2.49%
Supplemental data
Portfolio turnover rate	4%
Net assets, end of period (000s omitted)	$25

[1]	For the period from February 28, 2019 (commencement of class operations) to March 31, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Global Investment Grade Credit Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies.

20	Wells Fargo Global Investment Grade Credit Fund	Notes to financial statements (unaudited)

Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities.

As of March 31, 2019, the aggregate cost of all investments for federal income tax purposes was $44,735,622 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$592,615

Gross unrealized losses	(72,538)

Net unrealized gains	$520,077

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Global Investment Grade Credit Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$819,502	$0	$819,502

Corporate bonds and notes	0	23,459,820	0	23,459,820

Foreign corporate bonds and notes	0	13,379,057	0	13,379,057

U.S. Treasury securities	72,508	0	0	72,508

Yankee corporate bonds and notes	0	6,748,442	0	6,748,442

Short-term investments

Investment companies	776,370	0	0	776,370

	848,878	44,406,821	0	45,255,699

Forward foreign currency contracts	0	146,385	0	146,385

Total assets	$848,878	$44,553,206	$0	$45,402,084

Liabilities

Forward foreign currency contracts	$0	$4,826	$0	$4,826

Total liabilities	$0	$4,826	$0	$4,826

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the period from February 28, 2019 to March 31, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

22	Wells Fargo Global Investment Grade Credit Fund	Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through March 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class R6 and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period from February 28, 2019 to March 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$72,495	$45,663,772	$0	$1,803,857

6. DERIVATIVE TRANSACTIONS

For the period from February 28, 2019 to March 31, 2019, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $27,487 and $2,524,656 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the period from February 28, 2019 to March 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across

Notes to financial statements (unaudited)	Wells Fargo Global Investment Grade Credit Fund	23

transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$146,385	$(4,826)	$0	$141,559

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$4,826	$(4,826)	$0	$0

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

24	Wells Fargo Global Investment Grade Credit Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Investment Grade Credit Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26	Wells Fargo Global Investment Grade Credit Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Global Investment Grade Credit Fund	27

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

401606 05-19 SA294/SAR294 03-19

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	May 24, 2019

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 24, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	May 24, 2019